        NATIONS
        SEPARATE
        ACCOUNT
        TRUST



                                                      Semiannual Report
                                                      June 30, 2002






                POLARIS
                AMERICA



                                               AIG Anchor National
                                                   A SunAmerica Company

TABLE OF CONTENTS

                                     PORTFOLIO COMMENTARY
                                     Nations Separate Account Trust Marsico International            2
                                       Opportunities Portfolio
                                     Nations Separate Account Trust International Value Portfolio    4
                                     Nations Separate Account Trust Marsico Focused Equities         5
                                       Portfolio
                                     Nations Separate Account Trust Small Company Portfolio          7
                                     Nations Separate Account Trust Marsico 21st Century             8
                                       Portfolio
                                     Nations Separate Account Trust Marsico Growth Portfolio        10
                                     Nations Separate Account Trust Capital Growth Portfolio        12
                                     Nations Separate Account Trust MidCap Growth Portfolio         14
                                     Nations Separate Account Trust Value Portfolio                 16
                                     Nations Separate Account Trust Asset Allocation Portfolio      18
                                     Nations Separate Account Trust High Yield Bond Portfolio       20
                                     FINANCIAL STATEMENTS
                                     Statements of net assets                                       22
                                     Statements of operations                                       60
                                     Statements of changes in net assets                            62
                                     Schedules of capital stock activity                            66
                                     Financial highlights                                           70
                                     Notes to financial statements                                  74

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES G. GENDELMAN,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                               NATIONS MARSICO INTERNATIONAL
                                                                  OPPORTUNITIES PORTFOLIO                   MSCI EAFE
                                                               -----------------------------                ---------
Mar. 26 1998                                                               10000                              10000
                                                                           10190                              10106
                                                                           10311                              10461
                                                                           10973                              10876
1999                                                                       14750                              13282
                                                                           14483                              12742
2000                                                                       12714                              11400
                                                                           11565                               9733
2001                                                                       10936                               8953
Jun. 30 2002                                                               11595                               8808

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                   SINCE
                              1 YEAR   3 YEAR    INCEPTION*
NATIONS MARSICO                0.27%     1.86%      3.53%
  INTERNATIONAL
  OPPORTUNITIES PORTFOLIO
MSCI EAFE                     -9.49%    -6.78%     -2.99%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico International Opportunities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the six month period ended June 30, 2002, Nations Marsico International Opportunities Portfolio significantly outperformed its benchmark with a total return of 6.03% versus the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index(1), which had a total return of -1.62%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


The largest contributor to the Portfolio's performance for the period was its investments in the financial services sector. Bank stocks collectively gained approximately 20% in the first half of 2002. Stocks that performed well included Kookmin Bank, IntesaBci SpA, and Royal Bank of Scotland. The Portfolio was also positively impacted by its position in mortgage originator Northern Rock plc and insurance company Corporacion Mapfre, Compania Internacional de ReasegUROS, SA.


The Portfolio benefited from its consumer discretionary holdings, highlighted by automobiles and media. The Portfolio's automobile holdings, including Nissan Motor Company, Ltd., Porsche AG, and Bayerische Motoren Werke (BMW) AG collectively gained more than 20% in the first half of 2002, while advertising company JC Decaux SA appreciated by nearly 22%.


Transportation stocks helped buoy the Portfolio's investment results, with Airline companies Westjet Airlines Ltd. and Ryanair Holdings plc, ADR among the strongest performers. Canadian National Railway Company also posted positive price gains.


The Portfolio's lack of investments in Finland, particularly in the information technology field, contributed to performance, too. Japan continued to be underweighted throughout the period, which hindered performance as Japanese equities rallied. We were able, however, to offset this with good stock selection in Japan, particularly in the consumer discretionary area with holdings such as Nissan Motor Company, Ltd.


The Portfolio's major investments for the period in terms of country distribution were in the United Kingdom, Germany, Japan, Netherlands and Canada. Sector allocations favored consumer-related, financial services and industrials.


Portfolio performance was hindered by consumer discretionary holdings, such as Thomson Multimedia and convenience store Ito-Yokado Company. Holdings in information technology ASML Holding, a semiconductor manufacturer, also hurt performance as well as underweightings in energy and materials sectors.

INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES PORTFOLIO (CONTINUED)


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. The Portfolio's overall investment posture during the first half of 2002 echoed the theme that a global economic recovery, in our opinion, is likely to be led by consumer-oriented industries. In some cases, the Portfolio's investments might be considered to be non-traditional growth areas, particularly as compared to, for example, technology.

In our opinion, however, the investment landscape has changed considerably, and prudent investors should be open to changing with it. In this environment of seeking growth opportunities, we think it is critically important to maintain flexibility, to be open to new investment ideas in different areas and to be patient. We believe that select companies within these sectors such as consumer discretionary, financial services, consumer staples and industrials have excellent management teams, offer compelling growth potential over a 12 to 24-month time horizon, and trade at attractive valuations.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS INTERNATIONAL
VALUE PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
LARGECAP INVESTMENT COMMITTEE,
Brandes Investment Partners, L.P.
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS INTERNATIONAL VALUE
                                                                         PORTFOLIO                          MSCI EAFE
                                                                ---------------------------                 ---------
Jul. 7 2000                                                                10000                              10000
                                                                            9090                               9194
                                                                            9465                               8947
                                                                            8853                               7718
                                                                            9003                               7638
                                                                            7760                               6569
2001                                                                        8532                               7027
Jun. 30 2002                                                                8370                               6913

--------------------------------
 TOTAL RETURNS (AS OF 06/30/02)
--------------------------------

                                                  SINCE
                                      1 YEAR    INCEPTION*
NATIONS INTERNATIONAL VALUE           -7.06%      -8.59%
  PORTFOLIO
MSCI EAFE                             -9.49%     -16.94%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations International Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


NATIONS INTERNATIONAL VALUE PORTFOLIO WILL NO LONGER ACCEPT NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS AFTER SEPTEMBER 30, 2002. FOLLOWING THAT DATE, SHARES OF THE PORTFOLIO MAY ONLY BE PURCHASED THROUGH REINVESTMENT OF DISTRIBUTIONS.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations International Value Portfolio had a total return of -1.90% versus -1.62% for its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI
EAFE) Index(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


Amid a difficult environment for telecommunications companies, the Portfolio's holdings in Deutsche Telekom AG, ADR and Telefonos de Mexico SA de CV'L', ADR were among the weakest performers during the period. Additionally, weakness among select oil and gas firms such as RepsolYPFSA, ADR, Petroleo Brasileiro SA-'A', ADR and Lukoil Holding, Sponsored ADR also adversely influenced overall results. In this tenuous environment, there were a number of holdings that countered broader weakness, particularly in the banking and aerospace and defense industries. Holdings registering gains included IntesaBci SpA, Allied Irish Banks plc ADR and European Aeronautic Defense and Space Company.



Our ongoing company-by-company research and analysis dictated changes to the Portfolio's complexion during the period. We eliminated exposure to select holdings whose share prices climbed toward our estimate of the businesses' value, such as ENI and Altadis. As a result of this selective selling, we reduced the Portfolio's weighting in the tobacco industry.


We viewed share price declines in the diversified telecommunication services and industrial conglomerates industry as an opportunity to add selectively to existing positions and make new purchases, including Telefonica SA, ADR and Korea Telecom Corporation. As a result, the Portfolio's exposure to this area increased on a stock-by-stock basis.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)


Looking ahead, we believe the Portfolio remains well positioned to deliver long-term price appreciation with limited risk. In our opinion, the holdings' fundamental strengths, including low price-to-earnings and price-to-cash flow ratios, inspire confidence. Reflecting our conviction in certain diversified telecommunications services companies, the Portfolio maintains its greatest weighting in this area. Other areas of strong exposure include banking and oil and gas.


INTERNATIONAL INVESTING MAY INVOLVE SPECIAL RISKS, INCLUDING FOREIGN TAXATION, CURRENCY RISKS, RISKS ASSOCIATED WITH POSSIBLE DIFFERENCES IN FINANCIAL STANDARDS AND OTHER MONETARY AND POLITICAL RISKS ASSOCIATED WITH FUTURE POLITICAL AND ECONOMIC DEVELOPMENTS.

(1)The Morgan Stanley Capital International Europe, Australasia and Far East Index is an unmanaged, capitalization-weighted index. The index reflects the relative size of each market consisting of securities listed on exchanges in European, Australasian and Far Eastern markets and includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is not available for investment.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO FOCUSED EQUITIES
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 26 1998                                                               10000                              10000
                                                                           11470                              10343
                                                                           13016                              11300
1999                                                                       15018                              12698
                                                                           19951                              13677
2000                                                                       18473                              13618
                                                                           16796                              12432
                                                                           14592                              11600
                                                                           13820                              10955
Jun. 30 2002                                                               14016                               9514

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                 SINCE
                           1 YEAR    3 YEAR    INCEPTION*
NATIONS MARSICO FOCUSED     -3.95%    -2.28%      8.24%
  EQUITIES PORTFOLIO
S&P 500                    -17.98%    -9.17%     -1.20%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Focused Equities Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations Marsico Focused Equities Portfolio significantly outperformed its benchmark with a total return of 1.42% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

It sometimes can be difficult for us to reflect on certain periods of time and offer conclusive commentary as to why equity markets traded in a certain way, why certain industries provided market leadership and why others lagged. The first half of 2002 was such a time. Abundant challenges faced investors, including profit and accounting-related issues that pummeled the shares of many companies. Even while the U.S. economy showed some signs of revival, the potential magnitude of a recovery remained difficult to discern, which in turn sparked questions about the timing and extent of a corporate profit recovery.


With less than one year passing since the terrorist attacks of September 2001, questions persist regarding the timing and magnitude of a global economic recovery. There were many challenges for equity investors during the period. The possibility of continued shocks to the capital markets -- perhaps in the form of further terrorist attacks, possible biological terrorism outbreaks, and/or heightened military conflict in numerous regions of the world -- cannot be overlooked or discounted.


The Portfolio's primary sector allocations during the first half of 2002 emphasized consumer-discretionary, financial services, healthcare and industrial companies. Retailers and automobile manufacturers were the linchpin of the Portfolio's consumer-related positions. Healthcare investments favored companies providing equipment, services and medical devices. In the industrial sector, the Portfolio's primary emphasis was in aerospace and defense companies.


There were several contributing factors to the Portfolio's outperformance as compared to its benchmark, the S&P 500 Index. Healthcare-related positions, including UnitedHealth Group Inc., Tenet Healthcare Corporation and Quest Diagnostics Inc., posted strong returns for the period. Aerospace and defense holdings Lockheed Martin Corporation and General Dynamics Corporation were also among the Portfolio's top-performing positions. Consumer discretionary holdings collectively contributed positively to performance as well. Automobile manufacturers Porsche AG and Bayerische Motoren Werke (BMW) AG posted strong gains as did retailers Lowe's Companies, Inc. and Costco Wholesale Corporation.


THE PORTFOLIO NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS. BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE PORTFOLIO MAY BE SUBJECT TO GREATER RISK THAN A PORTFOLIO THAT IS MORE FULLY DIVERSIFIED.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO FOCUSED
EQUITIES PORTFOLIO (CONTINUED)

Performance was aided by not investing in certain economic sectors and industries -- particularly technology hardware and equipment and telecommunications services, which struggled during the period. We remain cautious regarding the profit outlook for many companies in these industries. Capital spending for technology, we believe, still appears to be in an overall downturn, while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed and that a potential favorable earnings environment exists, it is unlikely we will make substantial investments in these areas for the Portfolio in the near future.

Performance was hindered in the Portfolio from holdings in the financial sector's Citigroup. Healthcare-related positions in Johnson & Johnson and Baxter International hurt performance as well as information technology holding Qualcomm. An underweighting in the energy sector also hurt performance.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we held the notion of a somewhat subdued economic recovery, while at the same time we are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS SMALL COMPANY
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
SMALLCAP STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS SMALL COMPANY
                                                        PORTFOLIO           RUSSELL 2000 GROWTH INDEX      RUSSELL 2000 INDEX
                                                  ---------------------     -------------------------      ------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                           9750                        9426                        9534
                                                           9065                        9048                        8855
                                                           9366                       10209                        9677
1999                                                       9602                       12947                       10738
                                                          10285                       13106                       11064
2000                                                      10643                       10043                       10413
                                                          11277                       10047                       11127
                                                          11061                        9117                       10672
Jun. 30 2002                                               9821                        7535                       10170

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                   SINCE
                           1 YEAR     3 YEAR     INCEPTION*
NATIONS SMALL COMPANY      -12.92%     1.59%       -0.42%
  PORTFOLIO
RUSSELL 2000 GROWTH        -25.00%    -9.63%       -6.45%
RUSSELL 2000                -8.60%     1.67%        0.39%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Small Company Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Russell 2000 Index. Effective August 1, 2001, portfolio management changed the index to which it compares its performance because the Russell 2000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations Small Company Portfolio substantially outperformed its benchmark, declining 11.21%, versus the Russell 2000 Growth Index(1), which declined 17.35%.


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

Good stock selection made the healthcare sector the clear performance leader for the Portfolio during the period with Triad Hospitals' value up over 40%. Triad continues to report solid earnings and, we believe, may provide a potential upside to earnings going forward. Veterinary services stock, VCA Antech, Inc., also made a strong showing during the period, and its value was up more than 25%.


The consumer cyclical and consumer staples sectors were also leaders during the period. Performance resulted again from good stock selection and consumers continued willingness to spend. Gaming stocks faired well during the latter part of the period with Station Casinos, Inc., Ameristar Casinos, Inc. and Shuffle Master, Inc. each gaining over 15%. Career Education was up over 25%. Finally, Constellation Brands, Inc., was up nearly 50% during the period as a result of strong earnings, upward guidance and increased upgrades by some Wall Street brokerage firms.


Both the technology and communications sectors slowed performance during the period as weakness was both broad based and severe. Holdings in software, semiconductors, network and telecom equipment, computer equipment and telecom services sectors were all down 25% or more for the Portfolio. Companies in the Portfolio that saw even worse declines included network equipment company C-COR.Net Corporation, TTI Team Telecom International Ltd., Oak Technology, Inc. and Precise Software Solutions Ltd. On the positive side, our continued underweight in technology did provide some performance cushion during the quarter.


WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

We continue to remain optimistic for small-capitalization stocks. April 2002 marks a three-year run of small-cap stocks generally outperforming versus large-cap stocks. We believe that the trend may continue. Through most of this trend's cycle, small-cap stocks appeared less expensive then large-cap stocks. This valuation disparity continues on a number of measures. The Initial Public Offering market continues to slow, leading many money managers towards buying small-cap stocks in search of better performance. We continue to see larger-cap companies acquiring smaller-cap companies in an attempt to add growth at an attractive price. Finally, the low interest rate environment continues to provide small-cap companies with increased access to less expensive capital.


BECAUSE SMALL COMPANIES OFTEN HAVE NARROWER MARKETS, LIMITED FINANCIAL RESOURCES AND STOCKS THAT ARE NOT AS ACTIVELY TRADED AS LARGE COMPANY STOCKS, THEIR SHARE PRICES MAY BE MORE VOLATILE.


(1)The Russell 2000 Growth Index is an unmanaged index comprised of securities in the Russell 2000 Index, which is a measure of small company performance, with a greater than average growth orientation. Companies in the Russell 2000 Growth Index tend to exhibit higher price-to-book and price-earnings ratios. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
21ST CENTURY PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
JAMES A. HILLARY,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                NATIONS MARSICO 21ST CENTURY
                                                                         PORTFOLIO                 STANDARD & POOR'S 500 INDEX
                                                                ----------------------------       ---------------------------
Mar. 26 1998                                                               10000                              10000
                                                                           10150                              10343
1998                                                                       10644                              11300
                                                                           11887                              12698
1999                                                                       11682                              13677
                                                                           10959                              13618
2000                                                                        8508                              12432
                                                                            6580                              11600
2001                                                                        6249                              10955
June 30|2002                                                                6380                               9514

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                  SINCE
                          1 YEAR     3 YEAR     INCEPTION*
NATIONS MARSICO 21ST       -3.05%    -18.74%     -10.01%
  CENTURY PORTFOLIO
S&P 500                   -17.98%     -9.17%      -1.20%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico 21st Century Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations Marsico 21st Century Portfolio substantially outperformed its benchmark with a return of 2.09% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


The Portfolio's positive performance was aided by its investments in a variety of sectors and industries. The performance of the Portfolio's consumer discretionary holdings, which comprised the largest sector commitment as of June 30, 2002, was very strong. While the overall stock market struggled in some areas, we identified what we felt were some compelling investment opportunities within the consumer discretionary realm, including automobiles, lodging and durables -- including homebuilders and suppliers to homebuilders. The Portfolio's automobile holdings did particularly well during the period.


Investments in the industrial sector, predominantly aerospace and defense companies also did well. Some examples of companies that performed favorably were Lockheed Martin Corporation and L-3 Communications Holdings, Inc. Home builders MDC Corporation, Lennar Corporation and D.R. Horton, Inc. were also among the top-performing holdings in the Portfolio.


Several of the Portfolio's financial services positions -- notably USA Education and Capital One Financial Corporation -- posted strong gains for the period. Healthcare investments were another positive contributor to performance. The Portfolio's significant investments in the healthcare equipment and services area helped performance and included Tenet Healthcare Corporation and UnitedHealth Group Inc. Finally, the Portfolio's lack of exposure to telecommunications companies and relatively low allocations in the pharmaceutical and biotechnology industries aided performance as well.


The primary "blemishes" during the period were investments in technology hardware and equipment companies. Even though we had relatively modest levels of investment in these industries, the Portfolio was hurt by "sell-offs" in companies such as Nvidia, Cabot Microelectronics and Siebel Systems. The Portfolio was also mildly affected by being underweighted in energy-related companies, a sector that rallied during the period.


Performance was also hindered by financial holdings in Citigroup and Lehman Brothers Holdings. Information technology holding Qualcomm as well as underweighting in the energy sector also hurt performance.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
21ST CENTURY PORTFOLIO (CONTINUED)

As of June 30, 2002, the Portfolio emphasized industries such as automobiles, consumer durables, diversified financials, aerospace and defense and healthcare equipment and services. These areas, in our view, offer attractive growth and valuation characteristics, particularly in the context of a potentially modest economic recovery. As of June 30, 2002, the Portfolio did not have exposure to several economic sectors, including telecommunications and materials.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we have held the notion of a somewhat subdued economic recovery, while at the same time are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS MARSICO
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
THOMAS F. MARSICO,
Marsico Capital Management, LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                              NATIONS MARSICO GROWTH PORTFOLIO     STANDARD & POOR'S 500 INDEX
                                                              --------------------------------     ---------------------------
Mar. 26 1998                                                               10000                              10000
                                                                           11270                              10343
                                                                           12180                              11300
                                                                           13953                              12698
1999                                                                       18891                              13677
                                                                           18300                              13618
2000                                                                       16544                              12432
                                                                           14599                              11600
2001                                                                       13626                              10955
June 30|2002                                                               13687                               9514

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                 SINCE
                         1 YEAR     3 YEAR     INCEPTION*
NATIONS MARSICO GROWTH    -6.24%     -0.64%       7.64%
  PORTFOLIO
S&P 500                  -17.98%     -9.17%      -1.20%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Marsico Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2002, the Portfolio had a different name, investment objective and principal investment strategies.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

NATIONS MARSICO GROWTH & INCOME PORTFOLIO WAS RENAMED NATIONS MARSICO GROWTH PORTFOLIO ON MAY 1, 2002. THE PORTFOLIO'S INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES ALSO CHANGED AS OF MAY 1, 2002.

HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations Marsico Growth Portfolio significantly outperformed its benchmark with a total return of 0.45% versus -13.15% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

It sometimes can be difficult for us to reflect on certain periods of time and offer conclusive commentary as to why equity markets traded in a certain way, why certain industries provided market leadership and why others lagged. The first half of 2002 was such a time. Abundant challenges faced investors, including profit and accounting-related issues that pummeled the shares of many companies. Even while the U.S. economy showed some signs of revival, the potential magnitude of a recovery remained difficult to discern, which in turn sparked questions about the timing and extent of a corporate profit recovery.


With less than one year passing since the terrorist attacks of September 2001, questions persist regarding the timing and magnitude of a global economic recovery. There were many challenges for equity investors during the period. The possibility of continued shocks to the capital markets -- perhaps in the form of further terrorist attacks, possible biological terrorism outbreaks, and/or heightened military conflict in numerous regions of the world -- cannot be overlooked or discounted.


The Portfolio's primary sector allocations during the period emphasized consumer-discretionary, financial services, healthcare and industrial companies. Retailers and automobile manufacturers were the linchpin of the Portfolio's consumer-related positions. Healthcare investments favored companies providing equipment, services and medical devices. In the industrial sector, the Portfolio's primary emphasis was in aerospace and defense companies.


There were several contributing factors to the Portfolio's outperformance compared to the S&P 500 Index. Aerospace and defense holdings Lockheed Martin Corporation and General Dynamics Corporation were among the Portfolio's top performing positions. The Portfolio's healthcare-related positions, including UnitedHealth Group Inc., Tenet Healthcare Corporation and Quest Diagnostics Inc., also posted strong gains during the period.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MARSICO
GROWTH PORTFOLIO (CONTINUED)

Consumer discretionary holdings collectively contributed positively to performance. Auto manufacturers Porsche AG and Bayerische Motoren Werke (BMW) AG posted strong gains as did retailers Tiffany & Company, Bed Bath & Beyond Inc. and Lowe's Companies, Inc. Homebuilders Lennar Corporation, MDC Holdings, Inc. and D.R. Horton, Inc. also helped performance.

Performance was aided by avoiding certain economic sectors and industries -- particularly technology hardware/equipment and telecommunications services, which struggled during the period. We remain cautious regarding profit outlooks for many companies within these industries. Capital spending for technology, we believe, appears to be in an overall downturn, while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed and that a potential favorable earnings environment exists, it is unlikely we will make substantial investments in these areas for the Portfolio in the near future.

Performance was hindered by the financial holding Citigroup as well as healthcare positions in Wyeth and Baxter International. Information technology holding Qualcomm and an underweighting in the energy sector also hurt performance.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

We are relatively optimistic about the overall direction of the U.S. economy and prospects for a meaningful recovery to unfold over the next 12 to 18 months. We do believe, however, that some forecasts that have projected a robust recovery occurring in the second half of calendar year 2002 may be overestimating the near-term strength of the economy. Additionally, we think implausibly high expectations may still be attached to corporate profits. For some time, we held the notion of a somewhat subdued economic recovery, while at the same time are concerned about the profit outlook for many technology and telecommunications companies.

The investment landscape has changed considerably. We are sensitive to several less-than-positive economic considerations. We believe equity investors face a variety of crosscurrents that include uncertain corporate profit outlooks, accounting and corporate governance-related issues, reduced investor confidence, a sharply lower U.S. dollar and geopolitical risks. In our opinion, so-called traditional growth areas such as technology, telecommunications services and pharmaceutical companies face considerable challenges. We believe there will be a general "cleansing" of corporate financial disclosures, resulting in an improvement in the dissemination of information. However, it is quite possible that there may be future accounting and earnings-related debacles.

There are a variety of economic factors that, in our view, may suggest an improved macroeconomic environment for equity markets in general and growth-oriented investment approaches in particular. The core inflation rate may decelerate further while the combination of lower interest rates and quiescent inflation could provide, in our opinion, a favorable framework for equity prices.


(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS CAPITAL
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                 NATIONS CAPITAL GROWTH       STANDARD & POOR'S 500
                                                        PORTFOLIO                     INDEX             RUSSELL 1000 GROWTH INDEX
                                                 ----------------------       ---------------------     -------------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                          10320                       10343                       10454
                                                          11139                       11300                       12046
1999                                                      12397                       12698                       13306
                                                          13174                       13677                       16041
2000                                                      13033                       13618                       16721
                                                          11658                       12432                       12444
                                                          10895                       11600                       10672
                                                          10270                       10955                        9902
Jun. 30 2002                                               8110                        9514                        7844

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                  SINCE
                          1 YEAR     3 YEAR     INCEPTION*
NATIONS CAPITAL GROWTH    -25.56%    -13.19%      -4.79%
  PORTFOLIO
RUSSELL 1000 GROWTH       -26.49%    -16.15%      -5.56%
S&P 500                   -17.98%     -9.17%      -1.20%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Capital Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and portfolio management.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective October 1, 2001, portfolio management changed the Index to which it compares its performance because the Russell 1000 Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations Capital Growth Portfolio returned -21.03% versus -20.78% for the Russell 1000 Growth Index(1), the Portfolio's benchmark.



WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


Although the economy showed signs of entering a recovery phase during the period, the stock market did not follow suit. Poor investor sentiment was driven largely by concerns over corporate governance, fears of Middle East violence coupled with related possible terrorist attacks in the U.S., and uncertainty regarding the potential for near-term improvement in corporate earnings. Disclosures by such companies as Enron Corporation, WorldCom, Inc., Tyco International and Adelphia Communications Corporation that management had used aggressive and, in some cases, illegal accounting tactics to boost earnings and/or enrich senior management, resulted in a significant erosion in investor trust that may take years to repair. In addition, continued signs of a deepening decline in corporate technology spending negatively impacted the valuations of technology stocks, while investors' unwillingness to assume any degree of above-market risk resulted in the poor performance of stocks in such growth industries as biotechnology, brokerage and media and broadcasting.


Overall, large-capitalization stocks, generally defined as those with a market capitalization in excess of $10 billion, suffered more than smaller-capitalization stocks during the period. This phenomenon had a significant impact on the Portfolio's performance, given that the Portfolio's average-weighted market capitalization during the period was $75 billion. Poor stock selection in the retail, technology and healthcare sectors also hindered performance. Securities such as Intel Corporation, Microsoft Corporation and International Business Machines Corporation performed poorly for the Portfolio due to fears of a prolonged technology spending decline, while Home Depot, Inc. and Pfizer Inc. had weak performance based on concerns over each company's ability to meet its projected earnings growth rate.


On the positive side, overweighted positions in the consumer cyclical and consumer staples sectors, coupled with strong security selection in the capital goods and finance sectors, aided performance during the period. Companies dependent on the "resilient consumer" have fared much better than those dependent on corporate spending during the period. The Portfolio benefited from holdings such as Starwood Hotels & Resorts Worldwide, Inc., Coca-Cola Company and Anheuser-Busch Companies, Inc. In addition, defense contractors such as Lockheed Martin Corporation have benefited from the expectation for increased defense spending, while SLM Corporation has done well due to the company's strong likelihood of meeting its earnings targets this year.

(1)The Russell 1000 Growth Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with higher price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS CAPITAL
GROWTH PORTFOLIO (CONTINUED)

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

As we look to the second half of 2002, most investors are optimistic that stock prices will rise as they hope to see a strengthening economy, more reasonable stock valuations and low interest rates. This optimism, however, could be proven wrong, given that the Standard & Poor's 500 Composite Stock Price Index(4) remains expensive, earnings estimates are being reduced, the U.S. dollar is weakening relative to foreign currencies, the Argentine economic crisis has spread to Brazil and many investors have lost confidence in the integrity of corporate earnings and company management.

We prefer not to invest based on guessing whether the market is going to go up or down. Rather, we invest in what we believe are proven companies that have delivered strong earnings and revenue growth and that have an attractive outlook. As a result, we own what we believe are reliable consumer staple companies such as PepsiCo, Inc., Colgate-Palmolive Company and McDonald's Corporation. In addition, we maintain holdings in the defense industry because of the anticipated increase in the level of defense spending by the U.S. government. We also hold hospital and managed healthcare companies because of their strong recent performance and good earnings visibility. We believe that, over time, stock prices follow earnings. Consequently, we invest in companies that indicate to us the potential for rising earnings with reasonable valuations and rising share prices.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.
(4)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

NATIONS MIDCAP
GROWTH PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                  NATIONS MIDCAP GROWTH     STANDARD & POOR'S MIDCAP      RUSSELL MIDCAP GROWTH
                                                        PORTFOLIO                   400 INDEX                     INDEX
                                                  ---------------------     ------------------------      ---------------------
May 1 2001                                                10000                       10000                       10000
                                                           9780                       10233                        9953
                                                           9580                       10192                        9958
                                                           6790                        8503                        7190
                                                           8440                       10032                        9135
Jun. 30 2002                                               6320                        9710                        7336

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                 SINCE
                                    1 YEAR     INCEPTION
NATIONS MIDCAP GROWTH PORTFOLIO     -34.03%     -32.51%
RUSSELL MIDCAP GROWTH               -26.34%     -23.33%
S&P MIDCAP 400                       -4.72%      -2.49%

*Annualized Returns. Inception date is May 1, 2001.

The chart represents a hypothetical investment in Nations MidCap Growth Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal period ended December 31, 2001 compare the Portfolio's performance to the Standard & Poor's MidCap 400 Index. Effective May 1, 2002, portfolio management changed the index to which it compares its performance because the Russell MidCap Growth Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations MidCap Growth Portfolio returned -25.12% versus a -19.70% for the Russell MidCap Growth Index(1), the Portfolio's benchmark.

WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


It is stating the obvious to say that it was another difficult six months for growth stocks. For a brief period in the first quarter, investors felt safe simply focusing on the economy. Then the lethal combination of a lack of a recovery in corporate earnings and daily headlines regarding management and boardroom ethics shook investors' confidence and sent markets sharply lower.


The Portfolio suffered acutely from the relentless selling pressure in the technology and healthcare sectors. In the fourth quarter of 2001, evidence of a pick-up led to a rally in technology stocks; however, the earnings rebound was short-lived and, in the first half of 2002, earnings expectations have been repeatedly revised lower. In a similar experience, pharmaceutical and biotechnology stocks were slammed as ongoing disappointments in gaining approval for new drugs diminished the prospects for this industry.


Cable stocks were responsible for more than 3% of the relative underperformance of the Portfolio. Adelphia Communications Corporation, Charter Communications, Inc. and Cablevision Systems Corporation all experienced dramatic declines in share prices. Adelphia Communications Corporation was a victim of alleged widespread accounting fraud committed by its senior management that had gone undetected for a long period of time. While companies like Charter Communications, Inc. and Cablevision Systems Corporation continued to demonstrate strong operating trends, investors viewed the growth rates, balance sheets and funding requirements of the cable industry with considerable suspicion. If the management of Charter Communications, Inc. and Cablevision Systems Corporation can take the necessary steps to restore investor confidence, we feel share prices will rebound sharply.


The remaining underperformance for the Portfolio came from several individual holdings. Companies with shares that declined sharply include Convergys Corporation and CSG Systems International, Inc., which serve the weak communications market. Shares of CSG Systems International, Inc., one of the Portfolio's larger holdings, fell further when the company's largest customer, AT&T Broadband, renewed a dispute over the terms of their contract. (A similar arbitration claim in October 2000 was settled largely in CSG's favor.) The wireless sector continued to have severe problems, and Western Wireless Corporation, Comverse Technology, Inc. and Tekelec all fell after lowering earnings expectations for the year.



A number of companies that contributed positively to performance include Pentair, Inc., Bed Bath & Beyond Inc., Weatherford International, Smith International, Inc., Ambac Financial Group, Inc., Lincare Holdings Inc. and Intuit Inc.


(1)The Russell MidCap Growth Index is an unmanaged index which measures the performance of those Russell MidCap companies with higher price-to-book ratios and forecasted growth values. The companies are included in the Russell 1000 Growth Index. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS MIDCAP
GROWTH PORTFOLIO (CONTINUED)

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

After some initial optimism during the first quarter of 2002, investors once again confronted the familiar questions and concerns that have plagued the markets for months. We believe the most important question regards the strength of the economic recovery. Is the glass half full or half empty? There may be good arguments for both. Dependable indicators, such as the stock market performance, bond yields and commodity prices, sent puzzling signals during the period. If the economy was unequivocally in the early stages of a recovery, a fairly predictable relationship should exist between these market components. Perhaps the tail is wagging the dog, and the economy has taken a back seat as the equity market returned to its September 21, 2001 low, amid fears of accounting fraud, poor management credibility and terrorism. Investors and businesses make decisions based on confidence and so far in 2002 fears and concerns have legitimately undermined everyone's confidence.

While we do not know how quickly the skies above the market will clear, our belief in the free market, economic system in this country has not faultered. Despite the turbulent economic environment, we are adhering to our philosophy of investing in businesses that we believe offer superior growth potential and that can lead the economy out of a difficult period. Generally, growth stocks continue to remain out of favor, thus providing opportunities to buy shares of what we feel are excellent companies at attractive prices.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS VALUE
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
VALUE STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                                              STANDARD & POOR'S 500
                                                 NATIONS VALUE PORTFOLIO              INDEX             RUSSELL 1000 VALUE INDEX
                                                 -----------------------      ---------------------     ------------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                           9940                       10343                       10045
                                                          10448                       11300                       10356
1999                                                      11211                       12698                       11689
                                                          10710                       13677                       11117
2000                                                      10366                       13618                       10647
                                                          11510                       12432                       11897
2001                                                      10929                       11600                       11746
                                                          10681                       10955                       11231
Jun. 30 2002                                               9992                        9514                       10694

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                  SINCE
                           1 YEAR     3 YEAR    INCEPTION*
NATIONS VALUE PORTFOLIO     -8.57%    -3.76%     -0.02%
RUSSELL 1000 VALUE          -8.95%    -2.92%      1.59%
S&P 500                    -17.98%    -9.17%     -1.20%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Value Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The annual reports for the fiscal year ended December 31, 2000 and prior years compare the Portfolio's performance to the Standard & Poor's 500 Composite Stock Price Index. Effective August 1, 2001, portfolio management changed the Index to the Russell 1000 Value Index because it is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Portfolio.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?

For the six-month period ended June 30, 2002, Nations Value Portfolio posted a -6.45% total return, which compares to its benchmark's total return of -4.78% for the Russell 1000 Value Index(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)

The Portfolio's performance benefited from underweightings in the telecommunications sector. Many companies in this sector suffered from excess capacity and equipment and, consequently, scaled back capital spending plans dramatically. In addition, the troubled telecommunications company WorldCom, Inc.'s alleged accounting scandal shook investor confidence not only within the telecommunications industry but beyond. The potential ripple effect of successive accounting scandals could further lower shareholder confidence, as investors question potentially weak corporate governance in all industries.


Some of the higher-quality, more cyclical companies have performed fairly well during the period. Overweightings in the capital goods sector helped the Portfolio's holdings. Honeywell International Inc., Raytheon Company and Lockheed Martin Corporation have exposure to the defense sector, which we think will perform well in the foreseeable future.


Poor stock selection in the retail sector was the largest detractor to the Portfolio's returns for the period. Despite the fact that the "teen spending" trend seems to be immune to economic cycles more than other age groups, our investments in Abercrombie & Fitch, American Eagle Outfitters, Inc. and Gap, Inc. did not perform well. Exposure to some of the insurance companies that were hurt by the tragic events of September 11, 2001 hindered performance as well. Additionally, our weightings in bank stocks such as Citigroup Inc., J.P. Morgan Chase & Company and FleetBoston Financial Corporation, also suffered from the fallout of last fall. Many of these holdings have the additional burden of Latin American debt that may hinder them this year.

(1)The Russell 1000 Value Index is an unmanaged index which measures the performance of the largest U.S. companies based on total market capitalization, with lower price-to-book ratios and forecasted growth rates relative to the Russell 1000 Index as a whole. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS VALUE
PORTFOLIO (CONTINUED)

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

History has taught us that often times from adversity comes new resolve. Public response to the greed and deception of a few misguided corporate executives could help raise the moral, business and accounting standards of corporate America. These new standards include more aggressive pursuit and prosecution of corporate fiduciary offenders. In addition, the Securities and Exchange Commission has ordered the chief executive officers of the 1,000 largest U.S. companies to personally attest to the accuracy of their financials statements. Standard & Poor's has also proposed a new core earnings calculation, and the Senate Banking Committee has passed an accounting reform bill to firm up the "checks and balances" of auditing practices. Finally, the New York Stock Exchange has proposed several corporate governance rules, including one that requires the majority of corporate board members to be independent directors and another that makes executive compensation subject to shareholder vote.

While we believe these changes will eventually boost investor trust, this year's events have conditioned investors to expect additional shocks that may take stock prices even lower. While difficult to do in times of turmoil, taking a step back to compare today's atmosphere with last September's environment when the market was last at these levels may be more productive than simply fearing the worst. From an economic perspective, we believe things seem considerably brighter now. In our opinion, interest rates are stimulatively low and could remain at those levels, given the seemingly weak threat of inflation.

Statistics point to steady, modest improvements within the economy. While the Portfolio's risk discipline requires investments in the telecommunications sector, we continue to focus on sound companies that we feel will benefit the Portfolio during the expected economic upturn. We believe the Portfolio's risk discipline will help direct positive stock selection.

Our focus on attempting to manage overall risk, while specifically limiting nonstock-specific factors in the Portfolio, we believe, bode well for the Portfolio. In what may be a challenging environment for the remainder of 2002, we will focus on identifying what we believe are good individual companies that are value opportunities in the market.

(3)The outlook for this Portfolio may differ from that of other Nations Funds Portfolios.

NATIONS ASSET ALLOCATION
PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
FIXED INCOME MANAGEMENT TEAM AND
GROWTH STRATEGIES TEAM,
Banc of America Capital Management,
LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                NATIONS ASSET ALLOCATION      STANDARD & POOR'S 500       LEHMAN AGGREGATE BOND
                                                        PORTFOLIO                     INDEX                       INDEX
                                                ------------------------      ---------------------       ---------------------
Mar. 26 1998                                              10000                       10000                       10000
                                                           9790                       10343                       10234
                                                           9777                       11300                       10703
1999                                                      10222                       12698                       10556
                                                           9918                       13677                       10615
2000                                                       9836                       13618                       11038
                                                          10725                       12432                       11849
2001                                                      10556                       11600                       12278
                                                          10219                       10955                       12850
Jun. 30 2002                                               9323                        9514                       13337

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                   SINCE
                              1 YEAR    3 YEAR   INCEPTION*
NATIONS ASSET ALLOCATION      -11.68%   -3.02%    -1.63%
  PORTFOLIO
S&P 500                       -17.98%   -9.17%    -1.20%
LEHMAN AGGREGATE BOND INDEX     8.63%    8.11%     7.01%

*Annualized Returns. Inception date is March 27, 1998.

The chart represents a hypothetical investment in Nations Asset Allocation Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

Prior to May 1, 2001, the Portfolio had a different name, investment objective, principal investment strategies and investment sub-adviser.

Effective January 1, 2002, Banc of America Capital Management, LLC began managing the equity portion of the Portfolio, replacing Chicago Equity Partners, LLC as the prior investment adviser.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.

EFFECTIVE JANUARY 1, 2002, BANC OF AMERICA CAPITAL MANAGEMENT, LLC BECAME THE INVESTMENT SUB-ADVISER FOR THE EQUITY PORTION OF THE NATIONS ASSET ALLOCATION PORTFOLIO, REPLACING CHICAGO EQUITY PARTNERS, LLC. WHILE THE PORTFOLIO'S INVESTMENT OBJECTIVE REMAINS THE SAME, THE INVESTMENT STYLE AND PHILOSOPHY FOR THE EQUITY PORTION OF THE PORTFOLIO HAVE CHANGED.


HOW DID THE PORTFOLIO PERFORM?


Given the dramatic decline in stock prices, Nations Asset Allocation Portfolio endured a decline in the first half of the year. For the six-month period ended June 30, 2002, Nations Asset Allocation Portfolio returned -8.77% versus a -13.15% return for the Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index)(1) and a positive 3.79% return of the Lehman Aggregate Bond Index(2).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(3)


Many investors were unable to experience the ongoing economic progress in the second quarter of 2002, as the dark clouds of terrorism grew into a storm of gloom when compounded by corporate traumas. Egregious corporate mismanagement and fraud, and the ensuing collapse in market value of some of America's largest corporations have, in many instances, sabotaged investor trust.


The result has been a dramatic disconnect between the progress in the economic recovery and the direction of stock prices. In the 13 past recessions dating back to the 1920's, the S&P 500 Index has consistently recorded a positive performance six months into the recovery, with an average return greater than 15%. In stark contrast, during a period of economic recovery in the first six months of 2002, the value of the S&P 500 Index dropped nearly 14%. The weak second quarter accounted for virtually the entire decline.


The equity portion of the Portfolio's performance was pulled down along with the market despite a focus on high-quality, large-capitalization companies. The moderate growth bias to the equity portion of the Portfolio also hindered performance, as the growth oriented sectors -- healthcare, technology and telecommunications -- were the worst performing S&P 500 Index sectors for the first six months of the year. Relative performance was also held back as the stock portion of the Portfolio lacked significant exposure to two of the best-performing sectors, basic materials and energy stocks. Portfolio holdings in AOL Time Warner, Inc. and General Electric Company contributed negatively to performance, while holdings in SLM Corporation, General Dynamics Corporation and Procter & Gamble Company helped the Portfolio's performance.


Buffering some of the Portfolio's decline in recent months was the allocation to bonds. The bond market, particularly U.S. Treasury securities, continued to provide stability during the year as stock prices fell. The benchmark 10-year Treasury appreciated in value causing the yield to fall below 5.0% by the end of June.


(1)The Standard & Poor's 500 Composite Stock Price Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Lehman Aggregate Bond Index is an unmanaged index made up of the Lehman Government/Corporate Index, the Asset-Backed Securities Index and the Mortgage-Backed Securities Index. These indices include U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS ASSET ALLOCATION
PORTFOLIO (CONTINUED)

The bond portion of the Portfolio is dominated by the highest-quality securities, however it has moderate exposure to the corporate bond market, including high yield bonds. Corporate bonds underperformed the market in sympathy with weak stocks. The high yield segment of the bond market endured the most challenge, with much of the downside led by telecommunication securities in the wake of WorldCom, Inc.'s accounting turmoil.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(4)

We believe that the third and fourth quarters of 2002 should mark the return of solid earnings growth compared to the depressed environment which began back in the second half of 2001. We think that if the consensus earnings projections for stocks are realized as we progress toward year-end, then the opportunity for a second-half rally increases. Investor confidence will also be key in helping to provide more stable stock returns. The legislators and regulators response to the corporate accounting practices and governance issues, as well as corporate executive actions, may help increase investor confidence. An increase in merger or buyout activity could signal perceived value by corporations as well as an increase in stock buyback authorization announcements.

For the bond market, any further weakness in stocks will likely maintain the focus on the highest quality segment of the bond market, particularly U.S. Treasuries. Given subdued inflation pressures and the gradual nature of the economic recovery, the Federal Reserve Board (the Fed), we believe, may show patience in any upward adjustment to interest rates. If, however, stocks gain momentum as the year end approaches, the Fed may apply some upward pressure on short-term rates. If so, stocks could be expected to resume the long-term tendency of outperforming fixed-income investments.

(4)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS HIGH YIELD
BOND PORTFOLIO

--------------------------------
 PORTFOLIO MANAGEMENT
--------------------------------
HIGH YIELD PORTFOLIO MANAGEMENT
TEAM,
MacKay Shields LLC
PERFORMANCE

--------------------------------
 GROWTH OF A $10,000 INVESTMENT
--------------------------------
[PERFORMANCE GRAPH]

                                                             NATIONS HIGH YIELD BOND PORTFOLIO     CSFB GLOBAL HIGH YIELD INDEX
                                                             ---------------------------------     ----------------------------
Jul. 7 2000                                                                10000                              10000
                                                                            9970                              10068
                                                                            9466                               9559
2001                                                                       10058                              10031
                                                                            9963                               9969
                                                                            9572                               9573
                                                                           10254                              10115
Jun. 30 2002                                                               10219                              10130

--------------------------------
 TOTAL RETURNS (AS OF 6/30/02)
--------------------------------

                                                   SINCE
                                       1 YEAR    INCEPTION*
NATIONS HIGH YIELD BOND PORTFOLIO      2.58%      1.10%
CSFB GLOBAL HIGH YIELD                 1.61%      0.64%

*Annualized Returns. Inception date is July 7, 2000.

The chart represents a hypothetical investment in Nations High Yield Bond Portfolio. The returns assume reinvestment of all distributions and include capital gains and portfolio level expenses, but do not include insurance charges.

The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE VALUE OF THE CONTRACT WILL FLUCTUATE SO THAT WHEN REDEEMED, IT MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.


HOW DID THE PORTFOLIO PERFORM?


For the six-month period ended June 30, 2002, Nations High Yield Bond Portfolio returned -0.34% versus 0.15% for the Credit Suisse First Boston (CSFB) Global High Yield Index (the Index)(1).


WHY DID THE PORTFOLIO PERFORM THIS WAY?(2)


The high yield market started off strongly during the first part of the reporting period. As the second quarter progressed, however, several shocks caused the high yield market to "sell off" sharply during May and June. Bonds of WorldCom, Inc., Adelphia Communications Corporation and Xerox Corporation, all large high yield issues, traded significantly lower following accounting scandals. Fears of future accounting debacles have been a contagion across several high yield industries, including telecommunications, cable, media, technology and utility credits, and have impacted the equity markets even more severely. Fears of continued high defaults, accounting irregularities, declining equity prices, terrorism and the weakness of the U.S. dollar caused a "flight to quality," with the Index declining more than 2% during the second quarter of 2002, while Treasuries returned 6%.


During the period, the high yield market continued to be represented by "fallen angels," of former investment-grade companies that have been downgraded to "junk" status. We have been active participants in this part of the market. The events surrounding WorldCom, Inc. put pressure on the entire telecommunications sector. While we have never been involved in WorldCom bonds, we are involved in Qwest Corporation and Sprint Capital Corporation, both of which traded lower during the quarter. Other communications holdings that negatively impacted the Portfolio include AT&T Wireless Services Inc., Alamosa Delaware Inc. and US Unwired Inc. We have increased our weighting in this sector because we believe this sector is likely to climb as more "fallen angels" are added to the mix. While we have been early in many of our "fallen angel" investments, we continue to feel that many of them offer better risk/reward than the typical high yield bond currently trading above par.


Metals and mining was one of the top-performing sectors for the Portfolio during the period, and our holding in Algoma Steel Inc. performed well. The security was buoyed by higher steel prices and, as a Canadian Steel company, it stands to benefit from the current U.S. trade policies. Other Portfolio holdings in this sector that added to performance included Newmont Mining Corporation, Neenah Corporation, United States Steel LLC and UCAR Finance Inc.


The cable industry was one of the worst sectors in the high yield market, with Adelphia Communications Corporation as the most disappointing investment in the Portfolio. The repeatedly negative news


THE PORTFOLIO INVESTS PRIMARILY IN HIGH-YIELD DEBT AND SECURITIES, WHICH ARE OFTEN REFERRED TO AS "JUNK BONDS." HIGH-YIELD DEBT SECURITIES OFFER THE POTENTIAL FOR HIGHER INCOME THAN OTHER KINDS OF DEBT SECURITIES WITH SIMILAR MATURITIES, BUT THEY ALSO HAVE HIGHER RISK.



(1)The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2)Portfolio characteristics and holdings are subject to change and may not be representative of current characteristics and holdings.

NATIONS HIGH YIELD
BOND PORTFOLIO (CONTINUED)

about the cable company, alleged accounting fraud and self-dealing, pushed its bond price lower. We continue, however, to be constructive on this credit, particularly of its operating subsidiary, Frontiervision Operating Partners LP. We found the value of the subsidiary company outweighs the obligations and negative news that it has endured. The marketplace has treated the subsidiary in the same manner as the holding company. Other cable holdings in the Portfolio facing pressure included Charter Communications, Inc. and Rogers Cable Inc.

The Portfolio's top-performing holdings for the period were filled with healthcare companies although the sector performed in the middle of the pack for the overall high yield market. Alaris Medical Systems, Inc., HCA -- The Healthcare Company and Team Health Inc. contributed gains to the Portfolio. The gaming and leisure sector produced top performers as well, such as Hollywood Casino Corporation, Venetian Casino Resort LLC, Jacobs Entertainment and Hilton Hotels Corporation.

WHAT IS YOUR INVESTMENT OUTLOOK FOR THE REMAINDER OF 2002?(3)

Economic indicators continue to be generally upbeat. While the economy shows signs of recovery, however, investors' moods seem bitter. The Federal Reserve Board's interest-rate cuts have had a positive effect on the economy, but U.S. consumers must still cope with higher unemployment, increased personal debt and negative wealth affects from two years of falling stock prices. It is difficult to have conviction that the economic recovery will be strong and broad based without assurances that consumers will be able to increase demand.

With the improving economy, stabilizing default rates and wide spreads, the high yield asset class looks to us to be favorable. Historically, a slow recovery has favored high yield investors, as they are in a sense "paid to wait" by receiving income from their investments while at the same time waiting for the economy to resuscitate. Default rates are peaking at 10% absent a "double-dip" recession. Moody's Investors Service's default rate has not increased in the last four months. We feel an economic recovery should lower default rates and improve the outlook for this asset class. We believe that with the recent "sell off," high yield valuations have become more attractive.

We must not lose sight, however, of the possible continuation of unprecedented havoc in the investment-grade bond market, which could present a potential dampening force on the high yield market. We must also be mindful of a growing forward calendar of new high yield issuance, which presents another reason for caution in the near-term. Recent negative performance for the high yield market may have increased the value of the asset class. Barring a protracted global recession, we remain optimistic on the asset class.

(3)The outlook for this Portfolio may differ from that presented for other Nations Funds Portfolios.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.1%
            AUSTRALIA -- 2.4%
   2,524    BBAG Oesterreichische Brau-Beteiligungs AG..................   $   143,324
  29,191    Publishing & Broadcasting Limited...........................       148,290
                                                                           -----------
                                                                               291,614
                                                                           -----------
            CANADA -- 12.5%
   3,606    Canadian National Railway Company...........................       186,791
  20,886    CoolBrands International, Inc.!!............................        98,189
  24,136    Mega Blocks@................................................       311,837
   8,496    Molson Inc. ................................................       184,064
   7,778    Shoppers Drug Mart Corporation..............................       127,596
  43,816    Westjet Airlines Ltd. ......................................       597,792
                                                                           -----------
                                                                             1,506,269
                                                                           -----------
            CHINA -- 1.0%
   4,500    CNOOC Ltd., ADR.............................................       120,645
                                                                           -----------
            FRANCE -- 8.2%
   7,324    BNP Paribas SA..............................................       405,041
  23,646    JC Decaux SA!!..............................................       319,919
   5,364    Thomson Multimedia!!........................................       126,869
     867    TotalFinaElf SA.............................................       140,761
                                                                           -----------
                                                                               992,590
                                                                           -----------
            GERMANY -- 11.3%
  10,654    AWD Holdings AG.............................................       247,780
  15,496    Bayerische Motoren Werke (BMW) AG!!.........................       638,908
     834    Muenchener Rueckversicherungs - Gesellschaft AG@............       197,258
   4,574    Schering AG.................................................       286,157
                                                                           -----------
                                                                             1,370,103
                                                                           -----------
            IRELAND -- 7.0%
   1,722    DePfa Bank plc..............................................        93,532
  21,568    Ryanair Holdings plc, ADR!!.................................       752,098
                                                                           -----------
                                                                               845,630
                                                                           -----------
            ITALY -- 4.3%
  21,446    Banco Popolare di Vernoa e Novara Scrl......................       278,082
  81,500    IntesaBci SpA!!.............................................       248,701
                                                                           -----------
                                                                               526,783
                                                                           -----------
            JAPAN -- 10.5%
   3,000    Ito-Yokado Company, Ltd. ...................................       150,175
  25,000    Nikko Securities Company, Ltd. .............................       126,189
      22    Nippon Unipac Holding.......................................       136,192
  66,000    Nissan Motor Company, Ltd. .................................       457,033
  70,000    The Seiyu, Ltd.!!...........................................       271,567
   1,500    Yamada Denki Company, Ltd. .................................       131,403
                                                                           -----------
                                                                             1,272,559
                                                                           -----------
            MEXICO -- 3.8%
   4,600    Cemex SA de CV, ADR.........................................       121,256
  59,800    Corporacion Geo S.A. de C.V., Series B!!....................       123,268
  80,746    Wal-Mart de Mexico SA de CV, Series V.......................       219,301
                                                                           -----------
                                                                               463,825
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            NETHERLANDS -- 10.2%
  11,814    ASM Lithography Holding NV!!................................   $   187,022
  11,907    Heineken Holding NV 'A'.....................................       403,799
   7,448    Unilever NV.................................................       487,658
   5,574    VNU NV......................................................       154,901
                                                                           -----------
                                                                             1,233,380
                                                                           -----------
            POLAND -- 1.1%
   5,612    Bank Pekao SA@..............................................       128,916
                                                                           -----------
            RUSSIA -- 1.6%
   1,426    YUKOS, ADR..................................................       197,083
                                                                           -----------
            SOUTH KOREA -- 2.8%
   3,640    Kookmin Bank................................................       176,705
     600    Samsung Electronics.........................................       164,090
                                                                           -----------
                                                                               340,795
                                                                           -----------
            SPAIN -- 4.1%
  25,588    Corporacion Mapfre, Compania Internacional de Reaseguros,
              SA........................................................       202,156
  14,232    INDITEX SA!!................................................       300,494
                                                                           -----------
                                                                               502,650
                                                                           -----------
            UNITED KINGDOM -- 12.0%
  30,778    Northern Rock plc...........................................       319,695
  25,330    Royal Bank of Scotland@.....................................       718,088
  31,980    Smiths Group plc............................................       415,287
                                                                           -----------
                                                                             1,453,070
                                                                           -----------
            UNITED STATES -- 1.3%
   2,832    L-3 Communications Holdings, Inc.!!.........................       152,928
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $9,771,168).........................................    11,398,840
                                                                           -----------
            PREFERRED STOCKS -- 5.1%
              (Cost $392,955)
            GERMANY -- 5.1%
   1,301    Porsche AG..................................................       616,709
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            SHORT TERM INVESTMENTS -- 3.3%
              (Cost $400,000)
            FEDERAL HOME LOAN BANK (FHLB) -- 3.3%
$400,000    Discount note 07/01/02......................................       399,979
                                                                           -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 0.5%
              (Cost $62,000)
  62,000    Nations Cash Reserves, Capital Class Shares#................        62,000
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 22

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




                                                                              VALUE
---------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $10,626,123*).............................   103.0%    $12,477,528
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................    (3.0)%
            Cash........................................................   $       801
            Foreign currency (cost $243,414)............................       243,605
            Receivable for investment securities sold...................       180,952
            Receivable for Fund shares sold.............................           561
            Dividends receivable........................................        20,851
            Unamortized organization costs..............................         2,839
            Payable for Fund shares redeemed............................       (43,032)
            Investment advisory fee payable.............................        (5,518)
            Administration fee payable..................................        (2,153)
            Payable for investment securities purchased.................      (683,539)
            Accrued Trustees' fees and expenses.........................       (37,983)
            Accrued expenses and other liabilities......................       (37,949)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (360,565)
                                                                           -----------
            NET ASSETS........................................   100.0%    $12,116,963
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    28,309
            Accumulated net realized loss on investments sold...........    (3,702,733)
            Net unrealized appreciation of investments, foreign currency
              and net other assets......................................     1,853,949
            Paid-in capital.............................................    13,937,438
                                                                           -----------
            NET ASSETS..................................................   $12,116,963
                                                                           ===========
            Net asset value per share ($12,116,963 / 1,094,456 shares of
              common stock outstanding).................................        $11.07
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico International Opportunities

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

At June 30, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Airlines....................................................       11.2%        $     1,349,890
Commercial banking..........................................        9.3               1,117,241
Automotive..................................................        9.1               1,095,941
Banking.....................................................        7.8                 931,824
Food and drug stores........................................        4.2                 497,352
Food products...............................................        4.0                 487,658
Publishing and advertising..................................        3.9                 474,820
Specialty stores............................................        3.8                 462,012
Integrated oil..............................................        3.8                 458,489
Conglomerates...............................................        3.4                 415,287
Commercial services.........................................        3.3                 403,799
Insurance...................................................        3.3                 399,414
Semiconductors..............................................        2.9                 351,112
Beverages...................................................        2.7                 327,388
Consumer credit and mortgages...............................        2.6                 319,695
Apparel and textiles........................................        2.4                 300,494
Pharmaceuticals.............................................        2.4                 286,157
Finance -- miscellaneous....................................        2.0                 247,780
Department and discount stores..............................        1.8                 219,301
Other.......................................................       10.2               1,253,186
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       94.1              11,398,840
PREFERRED STOCKS............................................        5.1                 616,709
SHORT TERM INVESTMENTS......................................        3.3                 399,979
INVESTMENT COMPANIES........................................        0.5                  62,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      103.0              12,477,528
OTHER ASSETS AND LIABILITIES (NET)..........................       (3.0)               (360,565)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    12,116,963
                                                                  =====         ===============

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.6%
          BERMUDA -- 2.4%
 37,600   Tyco International Ltd......................................   $   507,976
                                                                         -----------
          BRAZIL -- 4.4%
 53,700   Centrais Eletricas Brasileiras SA, ADR!!....................       276,936
  7,200   Companhia Vale do Rio Doce, ADR.............................       186,839
 20,910   Petroleo Brasileiro SA-'A', ADR.............................       363,834
 11,100   Tele Norte Leste Participacoes SA, ADR!!....................       110,445
                                                                         -----------
                                                                             938,054
                                                                         -----------
          CANADA -- 1.5%
225,000   Nortel Networks Corporation.................................       326,250
                                                                         -----------
          CHINA -- 0.6%
  5,996   PetroChina Company Ltd., ADR................................       131,672
                                                                         -----------
          FRANCE -- 6.7%
 72,210   Alcatel SA, ADR.............................................       513,413
  4,550   Compagnie Generale des Etablissements Michelin..............       184,364
 21,600   European Aeronautic Defence and Space Company!!.............       332,127
  5,500   Nexans SA...................................................       108,631
  5,900   Renault SA..................................................       275,888
                                                                         -----------
                                                                           1,414,423
                                                                         -----------
          GERMANY -- 6.5%
  6,000   BASF AG, ADR................................................       279,000
 10,130   Bayerische Hypo-und Vereinsbank AG, ADR.....................       329,153
 42,890   Deutsche Telekom AG, ADR....................................       399,306
  6,390   E.On AG, ADR................................................       370,748
                                                                         -----------
                                                                           1,378,207
                                                                         -----------
          HONG KONG -- 0.7%
 30,020   Swire Pacific, Ltd. 'A', ADR................................       153,570
                                                                         -----------
          IRELAND -- 1.0%
  7,920   Allied Irish Banks plc, ADR.................................       208,692
                                                                         -----------
          ITALY -- 3.5%
100,500   IntesaBci SpA!!.............................................       306,681
  5,400   Telecom Italia SpA, ADR.....................................       421,740
                                                                         -----------
                                                                             728,421
                                                                         -----------
          JAPAN -- 20.5%
  8,800   Daiichi Pharmaceutical Company, Ltd.........................       160,788
 32,000   Daiwa House Industry Company, Ltd...........................       195,695
  4,810   Hitachi, Ltd., ADR..........................................       308,658
     61   Japan Tobacco, Inc..........................................       409,177
  6,010   Komatsu Ltd., ADR...........................................        86,046
 36,900   Matsushita Electric Industrial Company Ltd., ADR............       510,327
  7,400   Millea Holdings, Inc., ADR!!................................       301,550
 45,000   Mitsubishi Heavy Industries, Ltd............................       136,284

SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          JAPAN -- (CONTINUED)
 51,380   Mitsubishi Tokyo Financial Group Inc.!!.....................   $   349,384
 81,000   Nippon Mitsubishi Oil Corporation...........................       418,989
 14,700   Nippon Telegraph and Telephone Corporation, ADR.............       302,673
  5,000   Ono Pharmaceutical Company, Ltd.............................       178,542
 20,000   Sankyo Company, Ltd.........................................       271,983
 56,900   Sumitomo Mitsui Banking Corporation, ADR!!..................       277,723
  8,500   TDK Corporation, ADR........................................       402,560
                                                                         -----------
                                                                           4,310,379
                                                                         -----------
          MEXICO -- 5.4%
 27,160   America Movil SA de CV 'L', ADR!!...........................       363,944
 11,000   Cemex SA de CV, ADR.........................................       289,960
 15,290   Telefonos de Mexico SA de CV 'L', ADR.......................       490,504
                                                                         -----------
                                                                           1,144,408
                                                                         -----------
          NETHERLANDS -- 4.2%
 11,009   ABN AMRO Holding NV, ADR....................................       198,933
  6,120   Akzo Nobel NV, ADR..........................................       266,220
  5,600   Numico (Koninklijke) NV.....................................       125,594
 15,750   Wolters Kluwer NV, ADR......................................       298,970
                                                                         -----------
                                                                             889,717
                                                                         -----------
          NEW ZEALAND -- 0.9%
  9,760   Telecom Corporation of New Zealand Ltd., ADR................       190,418
                                                                         -----------
          PORTUGAL -- 1.4%
 41,292   Portugal Telecommunications, SGPS, SA, ADR..................       293,586
                                                                         -----------
          RUSSIA -- 0.9%
  2,900   Lukoil Holding, Sponsored ADR...............................       188,133
                                                                         -----------
          SINGAPORE -- 1.9%
  3,410   DBS Group Holdings Ltd., ADR@...............................        95,735
 46,000   Overseas-Chinese Banking Corporation Ltd....................       304,619
                                                                         -----------
                                                                             400,354
                                                                         -----------
          SOUTH AFRICA -- 1.7%
 45,840   South African Breweries plc, ADR............................       362,374
                                                                         -----------
          SOUTH KOREA -- 3.1%
 25,280   Korea Electric Power Corporation, ADR.......................       264,682
 12,280   KT Corporation, ADR.........................................       265,862
  4,810   POSCO, ADR..................................................       131,169
                                                                         -----------
                                                                             661,713
                                                                         -----------
          SPAIN -- 8.6%
 44,870   Banco Bilbao Vizcaya Argentaria SA, ADR.....................       501,198
 78,900   Repsol YPF SA, ADR..........................................       933,388
 14,988   Telefonica SA, ADR..........................................       372,452
                                                                         -----------
                                                                           1,807,038
                                                                         -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


SHARES                                                                      VALUE
-------------------------------------------------------------------------------------
          SWITZERLAND -- 4.7%
 11,330   Swisscom AG, ADR............................................   $   328,570
 32,600   Zurich Financial Services AG, ADR!!.........................       658,282
                                                                         -----------
                                                                             986,852
                                                                         -----------
          UNITED KINGDOM -- 17.2%
 25,120   BAE Systems plc, ADR........................................       513,857
  8,780   British American Tobacco plc, ADR...........................       187,892
  3,912   BT Group plc, ADR!!.........................................       149,125
  9,930   Corus Group plc, ADR!!......................................       126,012
 91,700   Friends Provident plc!!.....................................       202,310
  5,630   HSBC Holdings plc, ADR......................................       327,666
 21,845   Imperial Chemical Industries plc, ADR.......................       420,516
 45,050   Invensys plc, ADR...........................................       122,577
  5,164   Marks & Spencer Group plc, ADR!!............................       175,927
 15,830   Reuters Group plc...........................................       509,868
107,900   Royal & Sun Alliance Insurance Group plc....................       396,342
 60,700   Safeway plc.................................................       260,664
  5,810   Unilever plc, ADR...........................................       212,181
                                                                         -----------
                                                                           3,604,937
                                                                         -----------
          VENEZUELA -- 0.8%
 11,443   Cia Anonima Nacional Telefonos de Venezuela, ADR............       162,834
                                                                         -----------
          TOTAL COMMON STOCKS
            (Cost $22,290,990)........................................    20,790,008
                                                                         -----------
          PREFERRED STOCKS -- 0.2%
            (Cost $105,544)
          BRAZIL -- 0.2%
  2,080   Telecomunicacoes Brasileiras SA - Telebras, ADR.............        47,174
                                                                         -----------
          INVESTMENT COMPANIES -- 1.8%
            (Cost $372,000)
372,000   Nations Cash Reserves, Capital Class Shares#................       372,000
                                                                         -----------

                                                                            VALUE
-------------------------------------------------------------------------------------
          TOTAL INVESTMENTS
            (Cost $22,768,534*).............................     100.6%  $21,209,182
                                                                         -----------
          OTHER ASSETS AND LIABILITIES (NET)................      (0.6)%
          Cash........................................................   $       119
          Foreign currency (cost $8,170)..............................         8,170
          Receivable for Fund shares sold.............................       111,798
          Dividends receivable........................................        66,651
          Payable for Fund shares redeemed............................       (58,438)
          Investment advisory fee payable.............................       (16,123)
          Administration fee payable..................................        (3,779)
          Payable for investment securities purchased.................      (158,676)
          Accrued Trustees' fees and expenses.........................       (27,891)
          Accrued expenses and other liabilities......................       (43,817)
                                                                         -----------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (121,986)
                                                                         -----------
          NET ASSETS........................................     100.0%  $21,087,196
                                                                         ===========
          NET ASSETS CONSIST OF:
          Undistributed net investment income.........................   $   127,693
          Accumulated net realized gain on investments sold...........        89,141
          Net unrealized depreciation of investments, foreign currency
            and net other assets......................................    (1,558,974)
          Paid-in capital.............................................    22,429,336
                                                                         -----------
          NET ASSETS..................................................   $21,087,196
                                                                         ===========
          Net asset value per share ($21,087,196 / 2,559,431 shares of
            common stock outstanding).................................         $8.24
                                                                         ===========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Separate Account Trust -- International Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

At June 30, 2002, sector diversification was as follows:

                                                                 % OF NET
SECTOR DIVERSIFICATION                                            ASSETS             VALUE
-----------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................       18.2%        $     3,851,459
Commercial banking..........................................       10.6               2,263,950
Oil and gas.................................................        9.7               2,036,016
Insurance...................................................        4.3                 900,202
Aerospace and defense.......................................        4.0                 845,984
Networking and telecommunications equipment.................        4.0                 839,663
Electrical equipment........................................        3.9                 819,849
Media.......................................................        3.9                 808,838
Financial services..........................................        3.9                 811,852
Housing and furnishing......................................        3.3                 706,022
Banking.....................................................        3.1                 635,834
Electric power -- Non nuclear...............................        3.1                 647,684
Conglomerates...............................................        3.0                 644,260
Pharmaceuticals.............................................        2.9                 611,313
Tobacco.....................................................        2.8                 597,069
Chemicals -- specialty......................................        2.6                 545,220
Automotive..................................................        2.2                 460,252
Metals and mining...........................................        2.1                 444,020
Chemicals -- Basic..........................................        2.0                 420,516
Other.......................................................        9.0               1,900,005
                                                                  -----         ---------------
TOTAL COMMON STOCKS.........................................       98.6              20,790,008
PREFERRED STOCKS............................................        0.2                  47,174
INVESTMENT COMPANIES........................................        1.8                 372,000
                                                                  -----         ---------------
TOTAL INVESTMENTS...........................................      100.6              21,209,182
OTHER ASSETS AND LIABILITIES (NET)..........................       (0.6)               (121,986)
                                                                  -----         ---------------
NET ASSETS..................................................      100.0%        $    21,087,196
                                                                  =====         ===============

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.4%
             AEROSPACE AND DEFENSE -- 14.1%
    38,310   General Dynamics Corporation................................   $  4,074,269
    51,356   L-3 Communications Holdings, Inc.!!.........................      2,773,224
   142,190   Lockheed Martin Corporation.................................      9,882,205
                                                                            ------------
                                                                              16,729,698
                                                                            ------------
             AIRLINES -- 1.8%
   129,781   Southwest Airlines Company..................................      2,097,261
                                                                            ------------
             AUTOMOTIVE -- 9.5%
   184,220   Bayerische Motoren Werke (BMW) AG!!.........................      7,595,482
    68,027   General Motors Corporation##................................      3,636,043
                                                                            ------------
                                                                              11,231,525
                                                                            ------------
             BEVERAGES -- 4.2%
    33,159   Anheuser-Busch Companies, Inc. .............................      1,657,950
    69,698   PepsiCo, Inc. ..............................................      3,359,444
                                                                            ------------
                                                                               5,017,394
                                                                            ------------
             COMMERCIAL BANKING -- 3.4%
   102,884   Citigroup Inc. .............................................      3,986,755
                                                                            ------------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    66,076   Dell Computer Corporation!!.................................      1,727,227
                                                                            ------------
             DEPARTMENT AND DISCOUNT STORES -- 4.1%
    88,135   Wal-Mart Stores, Inc. ......................................      4,848,306
                                                                            ------------
             DIVERSIFIED MANUFACTURING -- 2.6%
    25,496   3M Company..................................................      3,136,008
                                                                            ------------
             FINANCE -- MISCELLANEOUS -- 5.2%
    63,952   SLM Corporation.............................................      6,196,949
                                                                            ------------
             HEALTH SERVICES -- 19.9%
    42,518   Quest Diagnostics Inc.!!....................................      3,658,674
   140,726   Tenet Healthcare Corporation!!..............................     10,068,944
   109,620   UnitedHealth Group Inc. ....................................     10,035,711
                                                                            ------------
                                                                              23,763,329
                                                                            ------------
             HOUSING AND FURNISHING -- 2.1%
    40,977   Lennar Corporation..........................................      2,507,792
                                                                            ------------
             INSURANCE -- 1.1%
    18,996   American International Group, Inc. .........................      1,296,097
                                                                            ------------
             INVESTMENT SERVICES -- 4.5%
    85,532   Lehman Brothers Holdings Inc. ..............................      5,347,461
                                                                            ------------

  SHARES                                                                        VALUE
-----------------------------------------------------------------------------------------
             LODGING AND RECREATION -- 3.2%
    48,499   Four Seasons Hotels Inc. ...................................   $  2,274,603
    46,034   MGM Mirage Inc.!!...........................................      1,553,648
                                                                            ------------
                                                                               3,828,251
                                                                            ------------
             MEDICAL DEVICES AND SUPPLIES -- 6.7%
    75,552   Baxter International Inc. ..................................      3,358,286
    87,186   Johnson & Johnson...........................................      4,556,341
                                                                            ------------
                                                                               7,914,627
                                                                            ------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.3%
    97,816   QUALCOMM Inc.!!.............................................      2,688,962
                                                                            ------------
             RAILROADS, TRUCKING AND SHIPPING -- 1.3%
    29,170   FedEx Corporation...........................................      1,557,678
                                                                            ------------
             SPECIALTY STORES -- 8.9%
    70,656   Lowe's Companies, Inc. .....................................      3,207,782
   207,753   Tiffany & Company...........................................      7,312,906
                                                                            ------------
                                                                              10,520,688
                                                                            ------------
             TOTAL COMMON STOCKS
               (Cost $100,018,679).......................................    114,396,008
                                                                            ------------
             PREFERRED STOCKS -- 1.5%
               (Cost $1,360,385)
             AUTOMOTIVE -- 1.5%
     3,640   Porsche AG..................................................      1,725,459
                                                                            ------------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 2.3%
               (Cost $2,700,000)
             FEDERAL HOME LOAN BANK (FHLB) -- 2.3%
$2,700,000   Discount note 07/01/02......................................      2,699,859
                                                                            ------------
  SHARES
----------
             INVESTMENT COMPANIES -- 3.2%
               (Cost $3,807,021)
 3,807,021   Nations Cash Reserves, Capital Class Shares#................      3,807,021
                                                                            ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Focused Equities Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




                                                                                VALUE
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $107,886,085*)............................   103.4%    $122,628,347
                                                                            ------------
             OTHER ASSETS AND LIABILITIES (NET)................    (3.4)%
             Cash........................................................   $        588
             Receivable for investment
               securities sold...........................................        433,542
             Receivable for Fund shares sold.............................         80,828
             Dividends receivable........................................         18,993
             Interest receivable.........................................            804
             Unamortized organization costs..............................          2,839
             Collateral on securities loaned.............................     (3,763,021)
             Payable for Fund shares redeemed............................       (239,024)
             Investment advisory fee payable.............................        (81,960)
             Administration fee payable..................................        (22,775)
             Payable for investment securities purchased.................       (340,328)
             Accrued Trustees' fees and expenses.........................        (37,918)
             Accrued expenses and other liabilities......................        (84,355)
                                                                            ------------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................     (4,031,787)
                                                                            ------------
             NET ASSETS........................................   100.0%    $118,596,560
                                                                            ============

                                                                                VALUE
-----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (155,571)
             Accumulated net realized loss on investments sold...........    (32,870,574)
             Net unrealized appreciation of investments, foreign currency
               and net other assets......................................     14,742,334
             Paid-in capital.............................................    136,880,371
                                                                            ------------
             NET ASSETS..................................................   $118,596,560
                                                                            ============
             Net asset value per share
               ($118,596,560 / 8,711,231 shares of common stock
               outstanding)..............................................         $13.61
                                                                            ============

---------------

 *Federal income tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $3,763,021.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $3,875,701 and $3,636,043, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 92.6%
             AEROSPACE AND DEFENSE -- 1.3%
       850   Teledyne Technologies Inc.!!................................   $    17,638
     3,720   Triumph Group, Inc.!!##.....................................       165,912
                                                                            -----------
                                                                                183,550
                                                                            -----------
             AIRLINES -- 1.4%
     8,800   SkyWest, Inc................................................       205,832
                                                                            -----------
             APPAREL AND TEXTILES -- 1.2%
     3,800   Columbia Sportswear Company!!...............................       121,596
     5,899   Vans, Inc.!!................................................        47,906
                                                                            -----------
                                                                                169,502
                                                                            -----------
             BEVERAGES -- 1.7%
     7,644   Constellation Brands, Inc.!!................................       244,608
                                                                            -----------
             BROADCASTING AND CABLE -- 0.9%
     2,760   Entercom Communications Corporation!!.......................       126,684
                                                                            -----------
             CHEMICALS -- SPECIALTY -- 1.7%
     7,900   Agrium Inc..................................................        74,260
     2,289   OM Group, Inc. .............................................       141,918
       750   Scotts Company, Class A!!...................................        34,050
                                                                            -----------
                                                                                250,228
                                                                            -----------
             COMMERCIAL BANKING -- 4.8%
     6,500   City National Corporation...................................       349,376
       750   Downey Financial Corporation................................        35,475
     4,403   F.N.B. Corporation..........................................       120,906
     7,100   National Commerce Financial Corporation.....................       186,730
       735   Provident Bankshares Corporation............................        17,412
                                                                            -----------
                                                                                709,899
                                                                            -----------
             COMMERCIAL SERVICES -- 5.1%
     5,840   Catalina Marketing Corporation!!............................       164,804
       950   Global Payments Inc.........................................        28,263
       325   Insurance Auto Auctions Inc.!!..............................         6,338
     5,400   Iron Mountain Inc.!!........................................       166,589
     4,125   Manhattan Associates, Inc.!!................................       132,660
     9,750   Pegasus Solutions Inc.!!....................................       170,624
     6,608   Trammell Crow Company!!.....................................        95,486
                                                                            -----------
                                                                                764,764
                                                                            -----------
             COMPUTER SERVICES -- 1.5%
       400   QRS Corporation!!...........................................         3,116
     8,750   Tier Technologies, Inc., Class B!!..........................       155,925
     4,299   Virage Logic Corporation!!..................................        55,973
                                                                            -----------
                                                                                215,014
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
     6,200   Avocent Corporation!!.......................................        98,704
       675   Hutchinson Technology, Inc.!!...............................        10,557
     4,434   Plexus Corporation!!........................................        80,255
     1,050   Zebra Technologies Corporation, Class A!!...................        50,631
                                                                            -----------
                                                                                240,147
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             CONSUMER SERVICES -- 0.5%
     1,275   Rent-A-Center, Inc.!!.......................................   $    73,963
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 3.2%
    17,150   Aeroflex, Inc.!!............................................       119,192
     9,754   Anaren Microwave, Inc.!!....................................        84,275
     3,031   Dionex Corporation!!........................................        81,200
       850   Harman International Industries, Inc. ......................        41,863
       400   Itron Inc.!!................................................        10,492
       950   Methode Electronics Inc., Class A...........................        12,132
     5,661   Sypris Solutions, Inc.!!....................................       103,143
     1,389   Vialta, Inc.!!..............................................         1,181
       563   Vishay Intertechnology, Inc.!!..............................        12,386
                                                                            -----------
                                                                                465,864
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 2.3%
     3,275   Actuant Corporation, Class A!!..............................       135,094
     5,400   AstroPower, Inc.!!##........................................       106,056
     4,800   Delta and Pine Land Company.................................        96,480
                                                                            -----------
                                                                                337,630
                                                                            -----------
             EDUCATION -- 2.5%
     6,200   Career Education Corporation!!..............................       279,000
     2,270   Education Management Corporation!!..........................        92,457
                                                                            -----------
                                                                                371,457
                                                                            -----------
             ELECTRICAL EQUIPMENT -- 0.1%
       408   Intermagnetics General Corporation!!........................         8,242
       600   Magnetek, Inc.!!............................................         5,940
                                                                            -----------
                                                                                 14,182
                                                                            -----------
             ENERGY -- MISCELLANEOUS -- 1.6%
     7,700   Kinder Morgan Energy Partners, LP...........................       241,857
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.2%
       475   Nuevo Energy Company!!......................................         7,505
     1,675   Vintage Petroleum, Inc. ....................................        19,933
                                                                            -----------
                                                                                 27,438
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 4.4%
     6,800   Affiliated Managers Group, Inc.!!...........................       418,200
     5,500   Boston Private Financial Holdings, Inc. ....................       136,070
     2,359   Investment Technology Group, Inc.!!.........................        77,139
       425   Sourcecorp, Inc.!!..........................................        11,263
                                                                            -----------
                                                                                642,672
                                                                            -----------
             FOOD AND DRUG STORES -- 0.4%
     2,975   Fleming Companies, Inc.##...................................        53,996
                                                                            -----------
             HEALTH SERVICES -- 9.0%
     1,450   Centene Corporation!!.......................................        44,921
       425   IMPATH Inc.!!##.............................................         7,629
       800   Invacare Corporation........................................        29,600
     2,771   Neurocrine Biosciences, Inc.!!..............................        79,389
    11,500   Orthodontic Centers of America, Inc.!!##....................       265,075
    12,900   Province Healthcare Company!!...............................       288,444

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HEALTH SERVICES -- (CONTINUED)
     6,072   Triad Hospitals, Inc.!!.....................................   $   257,331
     2,640   Unilab Corporation!!........................................        72,310
    14,365   US Oncology, Inc.!!.........................................       119,660
    10,615   VCA Antech, Inc.!!..........................................       165,169
                                                                            -----------
                                                                              1,329,528
                                                                            -----------
             HEAVY MACHINERY -- 0.1%
       900   Milacron Inc. ..............................................         9,135
                                                                            -----------
             HOUSING AND FURNISHING -- 0.6%
     2,550   Ethan Allen Interiors Inc.##................................        88,868
                                                                            -----------
             INSURANCE -- 2.3%
     3,325   Delphi Financial Group, Inc., Class A.......................       144,139
     2,312   IPC Holdings, Ltd.!!........................................        70,608
     4,300   The Phoenix Companies, Inc. ................................        78,905
     1,008   Triad Guaranty Inc.!!.......................................        43,878
                                                                            -----------
                                                                                337,530
                                                                            -----------
             INTEGRATED OIL -- 0.8%
       775   Cabot Oil & Gas Corporation.................................        17,709
     1,125   Newfield Exploration Company!!..............................        41,816
     3,260   Remington Oil & Gas Corporation!!...........................        64,939
                                                                            -----------
                                                                                124,464
                                                                            -----------
             INVESTMENT SERVICES -- 0.6%
     1,875   Eaton Vance Corporation.....................................        58,500
       650   Jefferies Group, Inc. ......................................        27,365
                                                                            -----------
                                                                                 85,865
                                                                            -----------
             LODGING AND RECREATION -- 3.5%
     6,646   Ameristar Casinos, Inc.!!...................................       193,133
    12,966   Shuffle Master, Inc.!!......................................       238,185
     4,422   Station Casinos, Inc.!!.....................................        78,933
                                                                            -----------
                                                                                510,251
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 5.0%
     1,806   Computer, Programs, and Systems, Inc.!!.....................        38,883
     3,775   Cooper Companies, Inc. .....................................       177,803
     1,214   Datascope Corporation.......................................        33,555
    13,765   Endocare, Inc.!!##..........................................       181,835
     2,350   Enzon, Inc.!!...............................................        57,834
     4,240   Exact Sciences Corporation!!##..............................        67,713
     1,200   Priority Healthcare Corporation, Class B!!..................        28,200
     2,000   Vital Signs Inc. ...........................................        72,300
     3,815   Wright Medical Group, Inc.!!................................        76,910
                                                                            -----------
                                                                                735,033
                                                                            -----------
             METALS AND MINING -- 0.5%
     2,118   Mueller Industries, Inc.!!..................................        67,247
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 1.0%
     4,000   Energen Corporation.........................................       110,000
       850   Piedmont Natural Gas Company, Inc. .........................        31,433
                                                                            -----------
                                                                                141,433
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
     9,000   AudioCodes Ltd.!!##.........................................   $    21,690
    20,000   C-COR.Net Corporation!!.....................................       139,999
     1,175   Cable Design Technologies Corporation!!.....................        12,044
     6,681   Hypercom Corporation!!##....................................        51,444
    18,140   Proxim Corporation, Class A!!...............................        54,402
    11,418   REMEC, Inc.!!...............................................        64,055
     4,400   Spectrian Corporation!!##...................................        45,628
     1,685   Stratos Lightwave, Inc.!!...................................         2,696
     3,100   Tollgrade Communications, Inc.!!............................        45,477
                                                                            -----------
                                                                                437,435
                                                                            -----------
             OILFIELD SERVICES -- 4.0%
     2,225   Atwood Oceanics, Inc.!!.....................................        83,438
     3,350   Cal Dive International Inc.!!...............................        73,700
     2,700   Patterson-UTI Energy, Inc.!!................................        76,221
     2,150   Precision Drilling Corporation!!............................        74,691
    11,507   Pride International, Inc.!!.................................       180,199
     4,712   W-H Energy Services, Inc.!!.................................       104,418
                                                                            -----------
                                                                                592,667
                                                                            -----------
             PHARMACEUTICALS -- 8.0%
     8,600   Allos Therapeutics Inc.!!...................................        77,744
    10,050   Alpharma Inc., Class A##....................................       170,649
     6,485   Array BioPharma Inc.!!......................................        62,515
     1,600   Cephalon, Inc.!!............................................        72,320
     2,701   Enzo Biochem, Inc.!!........................................        38,705
     4,075   Human Genome Sciences, Inc.!!...............................        54,605
     4,000   Introgen Therapeutics, Inc.!!...............................         8,120
    10,700   Martek Biosciences Corporation!!##..........................       223,844
     2,900   Medicis Pharmaceutical Corporation, Class A!!##.............       124,004
       450   MGI Pharma, Inc.!!..........................................         3,177
     2,600   OSI Pharmaceuticals, Inc.!!.................................        62,452
     7,100   Shire Pharmaceuticals Group plc, ADR!!......................       183,251
     5,800   Vical, Inc.!!...............................................        30,624
     9,100   Women First Healthcare, Inc.!!..............................        70,980
                                                                            -----------
                                                                              1,182,990
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
       725   The Standard Register Company...............................        24,788
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 2.0%
     2,347   Heartland Express, Inc.!!...................................        56,164
     4,055   Knight Transportation, Inc.!!...............................        94,035
    13,000   RailAmerica, Inc.!!.........................................       140,660
                                                                            -----------
                                                                                290,859
                                                                            -----------
             RESTAURANTS -- 2.8%
     3,441   CEC Entertainment Inc.!!....................................       142,113
     4,225   Jack in the Box Inc.!!......................................       134,355
     5,200   RARE Hospitality International, Inc.!!......................       139,984
                                                                            -----------
                                                                                416,452
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Small Company Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             SEMICONDUCTORS -- 3.5%
     3,115   Brooks-PRI Automation!!.....................................   $    79,619
       700   C&D Technologies, Inc. .....................................        12,614
     2,962   Camtek Ltd.!!...............................................         2,962
     3,000   Cymer, Inc.!!...............................................       105,119
     1,175   ESS Technolgy, Inc.!!##.....................................        20,610
     4,480   LTX Corporation!!...........................................        63,974
     2,750   MKS Instruments Inc.!!......................................        55,193
    11,150   Oak Technology, Inc.!!......................................        50,510
       800   Photronics, Inc.!!..........................................        15,152
    15,426   Sipex Corporation!!.........................................        75,418
     1,980   Skyworks Solutions, Inc.!!..................................        10,989
     3,753   TriQuint Semiconductor, Inc.!!..............................        24,057
                                                                            -----------
                                                                                516,217
                                                                            -----------
             SOFTWARE -- 3.3%
     1,500   Altiris, Inc.!!.............................................         7,788
       675   Avid Technology, Inc.!!.....................................         6,251
     8,275   Dendrite International, Inc.!!..............................        80,019
     6,275   Hyperion Solutions Corporation!!............................       114,439
     6,344   Interwoven, Inc.!!..........................................        19,349
       487   Kronos Inc.!!...............................................        14,848
     5,980   Lawson Software, Inc.!!.....................................        34,505
     1,600   Macrovision Corporation!!...................................        20,976
     2,800   Precise Software Solutions Ltd.!!...........................        26,740
    10,181   TTI Team Telecom International Ltd.!!##.....................       162,998
                                                                            -----------
                                                                                487,913
                                                                            -----------
             SPECIALTY STORES -- 4.7%
     7,030   American Eagle Outfitters, Inc.!!...........................       148,614
    13,700   Cato Corporation............................................       305,510
     1,100   Insight Enterprises, Inc.!!.................................        27,709
     1,375   O'Reilly Automotive Inc.!!..................................        37,895
     5,466   Too Inc.!!..................................................       168,353
                                                                            -----------
                                                                                688,081
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.3%
       750   Allen Telecom Inc.!!........................................         3,225
       450   Boston Communications Group, Inc.!!.........................         3,618
     4,486   Commonwealth Telephone Enterprises, Inc.!!..................       180,516
     1,207   Gilat Satellite Networks Ltd.!!##...........................         1,328
                                                                            -----------
                                                                                188,687
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $14,181,907)........................................    13,594,730
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 18.8%
     1,707   iShares Russell 2000 Growth Index Fund......................   $    81,424
     2,000   iShares Russell 2000 Index Fund##...........................       181,300
 2,496,726   Nations Cash Reserves, Capital Class Shares#................     2,496,726
                                                                            -----------
             TOTAL INVESTMENT COMPANIES
               (Cost $2,791,474).........................................     2,759,450
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $16,973,381*).............................   111.4%     16,354,180
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (11.4)%
             Cash........................................................   $       247
             Receivable for investment securities sold...................        21,805
             Receivable for Fund shares sold.............................        20,273
             Dividends receivable........................................         4,383
             Interest receivable.........................................           325
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................    (1,555,726)
             Payable for Fund shares redeemed............................          (801)
             Investment advisory fee payable.............................       (11,430)
             Administration fee payable..................................        (2,797)
             Shareholder servicing and distribution fees payable.........       (53,691)
             Accrued Trustees' fees and expenses.........................       (37,984)
             Accrued expenses and other liabilities......................       (64,429)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (1,676,986)
                                                                            -----------
             NET ASSETS........................................   100.0%    $14,677,194
                                                                            ===========
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (49,088)
             Accumulated net realized loss on investments sold...........      (269,684)
             Net unrealized depreciation of investments..................      (619,201)
             Paid-in capital.............................................    15,615,167
                                                                            -----------
             NET ASSETS..................................................   $14,677,194
                                                                            ===========
             Net asset value per share
               ($14,677,194 / 1,701,174 shares of common stock
               outstanding)..............................................         $8.63
                                                                            ===========

---------------

 *Federal Income Tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is 1,555,726.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $1,698,834 and $1,504,573, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 86.9%
            AEROSPACE AND DEFENSE -- 7.8%
   1,248    Alliant Techsystems Inc.!!..................................   $    79,622
   3,104    L-3 Communications Holdings, Inc.!!##.......................       167,616
   2,386    Lockheed Martin Corporation.................................       165,827
                                                                           -----------
                                                                               413,065
                                                                           -----------
            AIRLINES -- 2.3%
   3,488    Ryanair Holdings plc, ADR!!##...............................       121,630
                                                                           -----------
            AUTOMOTIVE -- 5.9%
   1,384    Bayerische Motoren Werke (BMW) AG!!.........................        57,063
   2,492    General Motors Corporation##................................       133,198
  18,000    Nissan Motor Company, Ltd. .................................       124,645
                                                                           -----------
                                                                               314,906
                                                                           -----------
            BROADCASTING AND CABLE -- 1.7%
   2,028    Viacom Inc., Class B!!......................................        89,982
                                                                           -----------
            COMMERCIAL BANKING -- 1.6%
   2,236    Citigroup Inc. .............................................        86,645
                                                                           -----------
            COMPUTER SERVICES -- 2.4%
   4,682    SRA International, Inc., Class A!!..........................       126,320
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
   3,218    Dell Computer Corporation!!.................................        84,119
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 2.5%
   2,392    Wal-Mart Stores, Inc. ......................................       131,584
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 4.3%
   2,616    Analogic Corporation........................................       128,628
   2,640    Diebold, Inc. ..............................................        98,314
                                                                           -----------
                                                                               226,942
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 3.2%
   6,922    TECO Energy, Inc. ..........................................       171,320
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 5.7%
   3,104    SLM Corporation.............................................       300,778
                                                                           -----------
            FOOD AND DRUG STORES -- 3.6%
   3,982    United Natural Foods, Inc.!!................................        77,649
   6,956    Wild Oats Markets, Inc.!!##.................................       111,992
                                                                           -----------
                                                                               189,641
                                                                           -----------
            HEALTH SERVICES -- 12.0%
   1,514    Quest Diagnostics Inc.!!....................................       130,280
   2,508    Tenet Healthcare Corporation!!..............................       179,447
   3,620    UnitedHealth Group Inc. ....................................       331,410
                                                                           -----------
                                                                               641,137
                                                                           -----------

 SHARES                                                                       VALUE
--------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 2.3%
   2,420    Colgate-Palmolive Company...................................   $   121,121
                                                                           -----------
            HOUSING AND FURNISHING -- 9.6%
   5,605    Aaon, Inc.!!................................................       105,206
   4,095    D.R. Horton, Inc.!!.........................................       106,593
   1,982    Lennar Corporation..........................................       121,298
   3,507    M.D.C. Holdings, Inc. ......................................       182,364
                                                                           -----------
                                                                               515,461
                                                                           -----------
            INTEGRATED OIL -- 0.9%
   1,116    Exxon Mobil Corporation.....................................        45,667
                                                                           -----------
            INVESTMENT SERVICES -- 1.6%
   1,363    Lehman Brothers Holdings Inc. ..............................        85,215
                                                                           -----------
            LODGING AND RECREATION -- 5.3%
   3,709    Four Seasons Hotels Inc. ...................................       173,952
   3,246    MGM Mirage Inc.!!...........................................       109,553
                                                                           -----------
                                                                               283,505
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 1.6%
   2,410    Becton Dickinson & Company..................................        83,025
                                                                           -----------
            NATURAL GAS DISTRIBUTION -- 1.9%
   5,002    El Paso Corporation.........................................       103,091
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
   4,730    QUALCOMM Inc.!!.............................................       130,028
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 1.5%
   5,888    JC Decaux SA!!..............................................        79,662
                                                                           -----------
            SEMICONDUCTORS -- 1.6%
     798    Maxim Integrated Products, Inc.!!...........................        30,587
   1,566    Novellus Systems, Inc.!!....................................        53,244
                                                                           -----------
                                                                                83,831
                                                                           -----------
            SPECIALTY STORES -- 3.6%
   2,984    Galyan's Trading Company!!..................................        68,125
   3,512    Tiffany & Company...........................................       123,622
                                                                           -----------
                                                                               191,747
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $4,103,179).........................................     4,620,422
                                                                           -----------
            PREFERRED STOCKS -- 4.4%
              (Cost $217,861)
            AUTOMOTIVE -- 4.4%
     492    Porsche AG..................................................       233,221
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico 21st Century Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                                      VALUE
--------------------------------------------------------------------------------------
            SHORT TERM INVESTMENTS -- 7.5%
              (Cost $400,000)
            FEDERAL HOME LOAN BANK (FHLB) -- 7.5%
$400,000    Discount note 07/01/02......................................   $   399,979
                                                                           -----------
 SHARES
---------
            INVESTMENT COMPANIES -- 9.0%
              (Cost $480,740)
 480,740    Nations Cash Reserves, Capital Class Shares#................       480,740
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $5,201,780*)..............................     107.8%    5,734,362
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (7.8)%
            Cash........................................................   $       348
            Receivable for investment securities sold...................       403,429
            Receivable for Fund shares sold.............................        10,479
            Dividends receivable........................................           869
            Interest receivable.........................................            18
            Unamortized organization costs..............................         2,856
            Collateral on securities loaned.............................      (384,740)
            Payable for Fund shares redeemed............................       (22,497)
            Investment advisory fee payable.............................        (3,773)
            Administration fee payable..................................        (1,002)
            Payable for investment securities purchased.................      (349,627)
            Accrued Trustees' fees and expenses.........................       (37,983)
            Accrued expenses and other liabilities......................       (32,593)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (414,216)
                                                                           -----------
            NET ASSETS........................................     100.0%  $ 5,320,146
                                                                           ===========

                                                                              VALUE
--------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $    (7,141)
            Accumulated net realized loss on investments sold...........    (2,820,356)
            Net unrealized appreciation of investments..................       532,582
            Paid-in capital.............................................     7,615,061
                                                                           -----------
            NET ASSETS..................................................   $ 5,320,146
                                                                           ===========
            Net asset value per share
              ($5,320,146 / 837,563 shares of common stock
              outstanding)..............................................         $6.35
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $384,740.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $366,091 and $383,126, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.3%
             AEROSPACE AND DEFENSE -- 10.7%
    23,771   General Dynamics Corporation................................   $ 2,528,046
    14,672   L-3 Communications Holdings, Inc.!!##.......................       792,288
    61,418   Lockheed Martin Corporation.................................     4,268,551
                                                                            -----------
                                                                              7,588,885
                                                                            -----------
             AIRLINES -- 3.1%
    27,059   Ryanair Holdings plc, ADR!!##...............................       943,574
    78,836   Southwest Airlines Company..................................     1,273,990
                                                                            -----------
                                                                              2,217,564
                                                                            -----------
             AUTOMOTIVE -- 6.8%
    64,030   Bayerische Motoren Werke (BMW) AG!!.........................     2,639,988
    42,084   General Motors Corporation##................................     2,249,390
                                                                            -----------
                                                                              4,889,378
                                                                            -----------
             BEVERAGES -- 4.4%
    12,890   Anheuser-Busch Companies, Inc. .............................       644,500
     9,134   Heineken NV.................................................       400,864
    43,390   PepsiCo, Inc. ..............................................     2,091,398
                                                                            -----------
                                                                              3,136,762
                                                                            -----------
             COMMERCIAL BANKING -- 3.5%
    65,564   Citigroup Inc. .............................................     2,540,605
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    40,584   Dell Computer Corporation!!.................................     1,060,866
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 2.6%
    12,352   Fannie Mae..................................................       910,960
    29,308   MBNA Corporation............................................       969,216
                                                                            -----------
                                                                              1,880,176
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 3.3%
    43,562   Wal-Mart Stores, Inc. ......................................     2,396,346
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 3.9%
    17,000   3M Company..................................................     2,091,000
    25,570   General Electric Company....................................       742,809
                                                                            -----------
                                                                              2,833,809
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 8.0%
    30,346   Capital One Financial Corporation##.........................     1,852,623
    39,620   SLM Corporation.............................................     3,839,178
                                                                            -----------
                                                                              5,691,801
                                                                            -----------
             FOOD PRODUCTS -- 2.5%
    44,596   Kraft Foods, Inc. ..........................................     1,826,206
                                                                            -----------
             HEALTH SERVICES -- 14.7%
    25,794   Quest Diagnostics Inc.!!....................................     2,219,574
    58,206   Tenet Healthcare Corporation!!..............................     4,164,639
    44,876   UnitedHealth Group Inc. ....................................     4,108,398
                                                                            -----------
                                                                             10,492,611
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             HOUSEHOLD PRODUCTS -- 1.0%
     7,842   Procter & Gamble Company....................................   $   700,291
                                                                            -----------
             HOUSING AND FURNISHING -- 3.5%
    28,497   D.R. Horton, Inc.!!.........................................       741,777
    16,800   Lennar Corporation##........................................     1,028,160
    14,743   M.D.C. Holdings, Inc. ......................................       766,636
                                                                            -----------
                                                                              2,536,573
                                                                            -----------
             INSURANCE -- 1.5%
     4,272   Ambac Financial Group, Inc. ................................       287,078
    11,540   American International Group, Inc. .........................       787,375
                                                                            -----------
                                                                              1,074,453
                                                                            -----------
             INVESTMENT SERVICES -- 2.7%
    31,312   Lehman Brothers Holdings Inc. ..............................     1,957,626
                                                                            -----------
             LODGING AND RECREATION -- 2.7%
    20,592   Four Seasons Hotels Inc. ...................................       965,765
     4,056   Mandalay Resort Group!!.....................................       111,824
    25,956   MGM Mirage Inc.!!...........................................       876,015
                                                                            -----------
                                                                              1,953,604
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 5.7%
    31,494   Baxter International Inc. ..................................     1,399,908
    13,862   Becton Dickinson & Company..................................       477,546
    41,822   Johnson & Johnson...........................................     2,185,618
                                                                            -----------
                                                                              4,063,072
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 1.1%
    37,494   El Paso Corporation.........................................       772,751
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.3%
    59,368   QUALCOMM Inc.!!.............................................     1,632,026
                                                                            -----------
             PHARMACEUTICALS -- 1.0%
    13,796   Wyeth.......................................................       706,355
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.5%
    20,476   FedEx Corporation...........................................     1,093,418
                                                                            -----------
             RESTAURANTS -- 0.7%
    21,254   Starbucks Corporation!!.....................................       528,162
                                                                            -----------
             SPECIALTY STORES -- 7.6%
    22,542   Bed Bath & Beyond Inc.!!....................................       850,735
     6,840   Blockbuster Inc. ...........................................       183,996
    38,344   Lowe's Companies, Inc. .....................................     1,740,818
    77,113   Tiffany & Company...........................................     2,714,377
                                                                            -----------
                                                                              5,489,926
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $59,965,098)........................................    69,063,266
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Marsico Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             CONVERTIBLE PREFERRED STOCKS -- 0.8%
               (Cost $557,009)
             NATURAL GAS PIPELINES -- 0.8%
    11,016   El Paso Corporation!!.......................................   $   565,121
                                                                            -----------
PRINCIPAL
  AMOUNT
  ------
             CORPORATE BONDS AND NOTES -- 0.1% (Cost $97,578)
             HOUSING AND FURNISHING -- 0.1%
$  100,000   M.D.C. Holdings, Inc.,
               8.375% 02/01/08...........................................       101,000
                                                                            -----------
  SHARES
----------
             PREFERRED STOCKS -- 1.4%
               (Cost $786,400)
             AUTOMOTIVE -- 1.4%
     2,174   Porsche AG..................................................     1,030,535
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             SHORT TERM INVESTMENTS -- 2.6%
               (Cost $1,900,000)
             FEDERAL HOME LOAN BANK (FHLB) -- 2.6%
$1,900,000   Discount note 07/01/02......................................     1,899,901
                                                                            -----------
  SHARES
----------
             INVESTMENT COMPANIES -- 7.0%
               (Cost $5,027,363)
 5,027,363   Nations Cash Reserves, Capital Class Shares#................     5,027,363
                                                                            -----------

                                                                               VALUE
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $68,333,448*).............................   108.2%    $77,687,186
                                                                            -----------
             OTHER ASSETS AND
               LIABILITIES (NET)...............................    (8.2)%
             Cash........................................................   $       362
             Receivable for investment securities sold...................       264,079
             Receivable for Fund shares sold.............................        59,950
             Dividends receivable........................................        24,323
             Interest receivable.........................................         3,783
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................    (4,934,363)
             Payable for Fund shares redeemed............................      (199,211)
             Investment advisory fee payable.............................       (54,320)
             Administration fee payable..................................       (13,861)
             Payable for investment securities purchased.................      (919,614)
             Accrued Trustees' fees and expenses.........................       (37,977)
             Accrued expenses and other liabilities......................       (60,647)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (5,864,657)
                                                                            -----------
             NET ASSETS........................................   100.0%    $71,822,529
                                                                            ===========
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (82,694)
             Accumulated net realized loss on investments sold...........   (17,967,759)
             Net unrealized appreciation of investments, foreign currency
               and net other assets......................................     9,353,820
             Paid-in capital.............................................    80,519,162
                                                                            -----------
             NET ASSETS..................................................   $71,822,529
                                                                            ===========
             Net asset value per share
               ($71,822,529 / 5,318,237 shares of common stock
               outstanding)..............................................        $13.50
                                                                            ===========

---------------

 *Federal income tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $4,934,363.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $4,727,677 and $4,900,453, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.3%
            AEROSPACE AND DEFENSE -- 11.2%
   3,050    Boeing Company..............................................   $   137,250
   4,550    General Dynamics Corporation................................       483,892
   9,450    Lockheed Martin Corporation.................................       656,774
   4,325    United Technologies Corporation.............................       293,668
                                                                           -----------
                                                                             1,571,584
                                                                           -----------
            BEVERAGES -- 6.8%
   4,575    Anheuser-Busch Companies, Inc. .............................       228,750
   5,325    Coca-Cola Company...........................................       298,200
   8,875    PepsiCo, Inc. ..............................................       427,774
                                                                           -----------
                                                                               954,724
                                                                           -----------
            BROADCASTING AND CABLE -- 4.1%
   9,100    AOL Time Warner Inc.!!......................................       133,861
   4,900    Clear Channel Communications, Inc.!!........................       156,898
   6,200    Comcast Corporation, Special Class A!!......................       147,808
   3,025    Viacom Inc., Class B!!......................................       134,219
                                                                           -----------
                                                                               572,786
                                                                           -----------
            CHEMICALS -- BASIC -- 1.2%
   3,600    Ecolab, Inc. ...............................................       166,428
                                                                           -----------
            COMMERCIAL BANKING -- 1.2%
   4,225    Citigroup Inc. .............................................       163,719
                                                                           -----------
            COMPUTER SERVICES -- 2.4%
   4,150    Automatic Data Processing, Inc. ............................       180,733
   5,050    Concord EFS, Inc.!!.........................................       152,207
                                                                           -----------
                                                                               332,940
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 6.6%
   7,700    Fannie Mae..................................................       567,874
   4,425    Household International, Inc. ..............................       219,923
   4,350    MBNA Corporation............................................       143,855
                                                                           -----------
                                                                               931,652
                                                                           -----------
            DEPARTMENT AND DISCOUNT STORES -- 4.1%
   4,325    Target Corporation..........................................       164,783
   7,425    Wal-Mart Stores, Inc. ......................................       408,449
                                                                           -----------
                                                                               573,232
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 2.7%
   5,128    General Electric Company....................................       148,968
   6,700    Honeywell International Inc. ...............................       236,041
                                                                           -----------
                                                                               385,009
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 3.3%
   4,750    SLM Corporation.............................................       460,275
                                                                           -----------
            FINANCIAL SERVICES -- 2.0%
     125    Berkshire Hathaway Inc., Class B............................       279,250
                                                                           -----------
            FOOD AND DRUG STORES -- 2.9%
  20,475    The Kroger Company!!........................................       407,453
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            HEALTH SERVICES -- 8.1%
   7,900    Tenet Healthcare Corporation!!..............................   $   565,245
   6,325    UnitedHealth Group Inc. ....................................       579,053
                                                                           -----------
                                                                             1,144,298
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 3.5%
   7,075    Colgate-Palmolive Company...................................       354,104
   1,600    Procter & Gamble Company....................................       142,880
                                                                           -----------
                                                                               496,984
                                                                           -----------
            HOUSING AND FURNISHING -- 1.3%
   6,925    Masco Corporation...........................................       187,737
                                                                           -----------
            INSURANCE -- 2.4%
   5,375    AFLAC, Inc. ................................................       172,000
   2,325    American International Group, Inc. .........................       158,635
                                                                           -----------
                                                                               330,635
                                                                           -----------
            INTEGRATED OIL -- 2.9%
   2,775    ChevronTexaco Corporation...................................       245,588
   3,825    Exxon Mobil Corporation.....................................       156,519
                                                                           -----------
                                                                               402,107
                                                                           -----------
            LODGING AND RECREATION -- 1.7%
   7,225    Starwood Hotels & Resorts Worldwide, Inc. ..................       237,630
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 7.7%
   4,000    Abbott Laboratories.........................................       150,600
   6,125    Baxter International Inc. ..................................       272,256
   7,025    Johnson & Johnson...........................................       367,126
   6,775    Medtronic, Inc. ............................................       290,309
                                                                           -----------
                                                                             1,080,291
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   9,400    Cisco Systems, Inc.!!.......................................       131,130
                                                                           -----------
            OILFIELD SERVICES -- 1.5%
   4,175    BJ Services Company!!.......................................       141,449
   2,085    Nabors Industries, Ltd.!!...................................        73,601
                                                                           -----------
                                                                               215,050
                                                                           -----------
            PHARMACEUTICALS -- 5.9%
  15,225    Pfizer Inc. ................................................       532,875
   8,050    Pharmacia Corporation.......................................       301,473
                                                                           -----------
                                                                               834,348
                                                                           -----------
            RESTAURANTS -- 2.1%
  10,325    McDonald's Corporation......................................       293,746
                                                                           -----------
            SEMICONDUCTORS -- 1.8%
   6,800    Intel Corporation...........................................       124,236
   5,425    Texas Instruments Inc. .....................................       128,573
                                                                           -----------
                                                                               252,809
                                                                           -----------
            SOFTWARE -- 3.6%
   9,200    Microsoft Corporation!!.....................................       503,240
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Capital Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            SPECIALTY STORES -- 5.0%
   5,675    Home Depot, Inc. ...........................................   $   208,443
   4,725    Lowe's Companies, Inc. .....................................       214,515
   8,125    Tiffany & Company...........................................       286,000
                                                                           -----------
                                                                               708,958
                                                                           -----------
            TOBACCO -- 1.4%
   4,550    Philip Morris Companies Inc. ...............................       198,744
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $13,854,994)........................................    13,816,759
                                                                           -----------
            INVESTMENT COMPANIES -- 3.2%
              (Cost $452,000)
 452,000    Nations Cash Reserves, Capital Class Shares#................       452,000
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $14,306,994*).............................     101.5%   14,268,759
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (1.5)%
            Cash........................................................   $       547
            Receivable for Fund shares sold.............................        68,423
            Dividends receivable........................................         9,581
            Unamortized organization costs..............................         2,839
            Payable for Fund shares redeemed............................          (154)
            Investment advisory fee payable.............................        (8,315)
            Administration fee payable..................................        (2,759)
            Shareholder servicing and distribution fees payable.........      (124,534)
            Payable for investment securities purchased.................       (69,815)
            Accrued Trustees' fees and expenses.........................       (38,061)
            Accrued expenses and other liabilities......................       (48,679)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (210,927)
                                                                           -----------
            NET ASSETS........................................     100.0%  $14,057,832
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $     6,256
            Accumulated net realized loss on investments sold...........    (5,889,252)
            Net unrealized depreciation of investments..................       (38,235)
            Paid-in capital.............................................    19,979,063
                                                                           -----------
            NET ASSETS..................................................   $14,057,832
                                                                           ===========
            Net asset value per share
              ($14,057,832 / 1,765,425 shares of
              common stock outstanding).................................         $7.96
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             COMMON STOCKS -- 85.9%
             AEROSPACE AND DEFENSE -- 0.8%
       950   L-3 Communications Holdings, Inc.!!.........................   $    51,300
                                                                            -----------
             BEVERAGES -- 0.6%
     1,425   Pepsi Bottling Group, Inc...................................        43,890
                                                                            -----------
             BROADCASTING AND CABLE -- 2.7%
     3,740   Adelphia Communications Corporation, Class A!!..............           598
     2,850   Cablevision Systems Corporation!!...........................        26,961
     9,150   Charter Communications, Inc., Class A!!.....................        37,332
     2,925   Radio One, Inc., Class D!!..................................        43,495
     2,350   Univision Communications, Inc., Class A!!...................        73,790
                                                                            -----------
                                                                                182,176
                                                                            -----------
             COMMERCIAL BANKING -- 2.8%
     2,355   Charter One Financial, Inc. ................................        80,965
       585   City National Corporation...................................        31,444
     1,750   Commerce Bancorp, Inc.......................................        77,350
                                                                            -----------
                                                                                189,759
                                                                            -----------
             COMPUTER SERVICES -- 7.3%
     5,530   Concord EFS, Inc.!!.........................................       166,673
     4,220   Convergys Corporation!!.....................................        82,206
     5,895   CSG Systems International, Inc.!!...........................       112,830
     2,275   Internet Security Systems, Inc.!!...........................        29,848
     4,035   Sungard Data Systems, Inc.!!................................       106,847
                                                                            -----------
                                                                                498,404
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
     1,785   Research In Motion Ltd.!!...................................        20,313
                                                                            -----------
             CONGLOMERATES -- 2.8%
     2,810   Pentair, Inc................................................       135,105
       450   SPX Corporation!!...........................................        52,875
                                                                            -----------
                                                                                187,980
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 1.8%
     4,375   AmeriCredit Corporation!!...................................       122,719
                                                                            -----------
             DIVERSIFIED ELECTRONICS -- 2.2%
     1,950   Amphenol Corporation, Class A!!.............................        70,200
     9,065   Symbol Technologies, Inc....................................        77,053
                                                                            -----------
                                                                                147,253
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 0.7%
     7,309   Sanmina Corporation!!.......................................        46,120
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.4%
     4,140   Calpine Corporation!!.......................................        29,104
                                                                            -----------

  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             EXPLORATION AND PRODUCTION -- 0.7%
     1,165   EOG Resources, Inc..........................................   $    46,251
                                                                            -----------
             FOOD PRODUCTS -- 0.5%
     1,840   Hain Celestial Group, Inc.!!................................        34,040
                                                                            -----------
             HEALTH SERVICES -- 6.1%
     1,925   Community Health Systems!!..................................        51,590
     1,950   Express Scripts, Inc.!!.....................................        97,715
     2,275   First Health Group Corporation!!............................        63,791
     5,640   Health Management Associates, Inc., Class A!!...............       113,645
     2,200   HEALTHSOUTH Corporation!!...................................        28,138
     1,925   Lincare Holdings Inc.!!.....................................        62,178
                                                                            -----------
                                                                                417,057
                                                                            -----------
             HOUSING AND FURNISHING -- 0.7%
     1,825   Masco Corporation...........................................        49,476
                                                                            -----------
             INSURANCE -- 2.9%
     1,605   Ambac Financial Group, Inc. ................................       107,856
     1,825   PartnerRe Ltd. .............................................        89,334
                                                                            -----------
                                                                                197,190
                                                                            -----------
             INVESTMENT SERVICES -- 2.7%
     2,495   Legg Mason, Inc. ...........................................       123,104
     2,660   Waddell & Reed Financial, Inc., Class A.....................        60,967
                                                                            -----------
                                                                                184,071
                                                                            -----------
             LODGING AND RECREATION -- 1.9%
     4,590   Park Place Entertainment Corporation!!......................        47,048
       860   Regal Entertainment Group - A!!.............................        20,055
     1,835   Starwood Hotels & Resorts Worldwide, Inc. ..................        60,353
                                                                            -----------
                                                                                127,456
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 4.4%
     2,450   Apogent Technologies Inc.!!.................................        50,397
     2,275   Biomet, Inc. ...............................................        61,697
     3,970   Caliper Technologies Corporation!!..........................        33,150
       970   Enzon, Inc.!!...............................................        23,872
       725   Guidant Corporation!!.......................................        21,917
     3,840   Inhale Therapeutic Systems, Inc.!!..........................        38,131
     2,485   Waters Corporation!!........................................        66,349
                                                                            -----------
                                                                                295,513
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
     6,590   Comverse Technology, Inc.!!.................................        61,024
     6,480   Tekelec!!...................................................        52,034
                                                                            -----------
                                                                                113,058
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.9%
     1,500   Noble Corporation!!.........................................        57,900
                                                                            -----------
             OILFIELD SERVICES -- 6.9%
     1,995   BJ Services Company!!.......................................        67,591
     2,420   ENSCO International Inc. ...................................        65,969

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             OILFIELD SERVICES -- (CONTINUED)
     2,510   GlobalSantaFe Corporation...................................   $    68,649
     3,350   Grant Prideco Inc.!!........................................        45,560
     2,060   Nabors Industries, Ltd.!!...................................        72,717
     1,950   National-Oilwell, Inc.!!....................................        41,048
     1,305   Smith International, Inc.!!.................................        88,987
       525   Tidewater Inc. .............................................        17,283
                                                                            -----------
                                                                                467,804
                                                                            -----------
             PHARMACEUTICALS -- 8.1%
     2,430   Alkermes, Inc.!!............................................        38,904
       875   Barr Laboratories, Inc.!!...................................        55,589
       725   Biogen, Inc.!!..............................................        30,037
     2,060   Biovail Corporation!!.......................................        59,657
     1,350   Gilead Sciences, Inc.!!.....................................        44,388
     1,150   IDEC Pharmaceuticals Corporation!!..........................        40,768
     3,320   Medarex, Inc.!!.............................................        24,634
     1,200   Medicis Pharmaceutical Corporation, Class A!!...............        51,312
     4,185   Millennium Pharmaceuticals, Inc.!!..........................        50,848
     2,115   Myriad Genetics, Inc.!!.....................................        43,019
     2,950   Shire Pharmaceuticals Group plc, ADR!!......................        76,139
     1,425   Taro Pharmaceutical Industries Ltd.!!.......................        34,941
                                                                            -----------
                                                                                550,236
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.9%
     2,475   Interpublic Group of Companies, Inc. .......................        61,281
     1,900   Lamar Advertising Company!!.................................        70,699
                                                                            -----------
                                                                                131,980
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 1.3%
     2,650   Expeditors International of Washington, Inc. ...............        87,874
                                                                            -----------
             RESTAURANTS -- 0.6%
     1,775   Darden Restaurants, Inc. ...................................        43,843
                                                                            -----------
             SEMICONDUCTORS -- 6.5%
     2,000   Altera Corporation!!........................................        27,200
       925   Analog Devices, Inc.!!......................................        27,473
     2,300   Broadcom Corporation, Class A!!.............................        40,342
     1,850   Linear Technology Corporation...............................        58,146
     1,615   Maxim Integrated Products, Inc.!!...........................        61,903
     1,915   MKS Instruments Inc.!!......................................        38,434
     2,395   Novellus Systems, Inc.!!....................................        81,429
     4,050   RF Micro Devices, Inc.!!....................................        30,861
     2,100   Teradyne, Inc.!!............................................        49,350
     1,165   Xilinx, Inc.!!..............................................        26,131
                                                                            -----------
                                                                                441,269
                                                                            -----------

  SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
             SOFTWARE -- 6.7%
     1,850   Affiliated Computer Services, Inc., Class A!!...............   $    87,837
     4,815   BEA Systems, Inc.!!.........................................        45,791
     1,800   BMC Software, Inc.!!........................................        29,880
     6,620   Citrix Systems, Inc.!!......................................        39,985
     1,760   E. piphany, Inc.!!..........................................         7,726
     1,725   Intuit Inc.!!...............................................        85,766
     4,295   Precise Software Solutions Ltd.!!...........................        41,017
     5,650   Quest Software, Inc.!!......................................        82,095
     2,485   Siebel Systems, Inc.!!......................................        35,337
                                                                            -----------
                                                                                455,434
                                                                            -----------
             SPECIALTY STORES -- 5.5%
     2,140   Abercrombie & Fitch Company!!...............................        51,617
     2,395   Bed Bath & Beyond Inc.!!....................................        90,387
     2,725   Circuit City Stores - Circuit City Group....................        51,094
     3,750   Staples, Inc.!!.............................................        73,875
     2,985   Tiffany & Company...........................................       105,072
                                                                            -----------
                                                                                372,045
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 0.1%
     3,175   Time Warner Telecom, Inc., Class A!!........................         5,334
                                                                            -----------
             TOBACCO -- 0.5%
       650   R.J. Reynolds Tobacco Holdings, Inc. .......................        34,938
                                                                            -----------
             UNIT INVESTMENT TRUST -- 2.2%
     1,660   S&P Mid-Cap 400 Depositary Receipts.........................       148,653
                                                                            -----------
             UTILITIES -- MISCELLANEOUS -- 0.7%
     2,425   Republic Services, Inc.!!...................................        46,245
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $7,246,595)...............................               5,826,685
                                                                            -----------
             INVESTMENT COMPANIES -- 16.2%
               (Cost $1,095,400)
 1,095,400   Nations Cash Reserves, Capital Class Shares#................     1,095,400
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Separate Account Trust -- MidCap Growth Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




                                                                               VALUE
---------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $8,341,995*)..............................   102.1%    $ 6,922,085
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................    (2.1)%
             Cash........................................................   $       795
             Receivable for Fund shares sold.............................        60,001
             Dividends receivable........................................         2,352
             Receivable from investment advisor..........................           323
             Payable for Fund shares redeemed............................       (37,742)
             Administration fee payable..................................        (1,305)
             Payable for investment securities purchased.................      (122,648)
             Accrued Trustees' fees and expenses.........................       (10,202)
             Accrued expenses and other liabilities......................       (31,147)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (139,573)
                                                                            -----------
             NET ASSETS........................................   100.0%    $ 6,782,512
                                                                            ===========
             NET ASSETS CONSIST OF:
             Net investment loss.........................................   $   (14,725)
             Accumulated net realized loss on investments sold...........      (427,552)
             Net unrealized depreciation of investments..................    (1,419,910)
             Paid-in capital.............................................     8,644,699
                                                                            -----------
             NET ASSETS..................................................   $ 6,782,512
                                                                            ===========
             Net asset value per share
               ($6,782,512 / 1,073,350 shares of common stock
               outstanding)..............................................         $6.32
                                                                            ===========

---------------

 *Federal income tax information (see Note 9).

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.5%
            AEROSPACE AND DEFENSE -- 5.4%
  10,900    Raytheon Company............................................   $   444,174
   6,000    United Technologies Corporation.............................       407,400
                                                                           -----------
                                                                               851,574
                                                                           -----------
            AIRLINES -- 0.9%
   8,600    AMR Corporation!!...........................................       144,996
                                                                           -----------
            AUTOMOTIVE -- 2.2%
  13,400    Ford Motor Company..........................................       214,400
   6,800    Goodyear Tire & Rubber Company..............................       127,228
                                                                           -----------
                                                                               341,628
                                                                           -----------
            BEVERAGES -- 2.9%
   1,951    Brown-Forman Corporation, Class B...........................       134,619
   6,230    Diageo plc, ADR.............................................       321,780
                                                                           -----------
                                                                               456,399
                                                                           -----------
            BROADCASTING AND CABLE -- 0.9%
   6,300    Comcast Corporation, Special Class A!!......................       150,192
                                                                           -----------
            COMMERCIAL BANKING -- 11.9%
   6,400    Citigroup Inc. .............................................       248,000
  13,675    FleetBoston Financial Corporation...........................       442,386
   7,525    J.P. Morgan Chase & Company.................................       255,248
  24,850    US Bancorp..................................................       580,247
   9,700    Wachovia Corporation........................................       370,346
                                                                           -----------
                                                                             1,896,227
                                                                           -----------
            COMPUTER SERVICES -- 0.6%
   2,425    Electronic Data Systems Corporation.........................        90,089
                                                                           -----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.8%
   1,700    International Business Machines Corporation.................       122,400
                                                                           -----------
            CONSUMER CREDIT AND MORTGAGES -- 4.4%
   6,100    American Express Company....................................       221,552
   5,550    Freddie Mac.................................................       339,660
   3,900    MBNA Corporation............................................       128,973
                                                                           -----------
                                                                               690,185
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 3.2%
  14,400    Honeywell International Inc. ...............................       507,312
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.8%
   6,600    Public Service Enterprise Group Inc. .......................       285,780
                                                                           -----------
            ELECTRIC POWER -- NUCLEAR -- 1.9%
   4,600    Dominion Resources, Inc. ...................................       304,520
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 1.6%
   5,100    Anadarko Petroleum Corporation..............................       251,430
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 2.2%
   9,500    Kellogg Company.............................................   $   340,670
                                                                           -----------
            HEALTH SERVICES -- 0.6%
     975    Trigon Healthcare, Inc.!!...................................        98,066
                                                                           -----------
            HOUSEHOLD PRODUCTS -- 0.5%
   2,440    The Estee Lauder Companies Inc., Class A##..................        85,888
                                                                           -----------
            INSURANCE -- 5.0%
   5,300    Ace Ltd. ...................................................       167,480
   2,700    American International Group, Inc. .........................       184,221
   6,235    Prudential Financial, Inc.!!................................       208,000
  13,100    Travelers Property Casualty Corporation, Class A!!..........       231,870
                                                                           -----------
                                                                               791,571
                                                                           -----------
            INTEGRATED OIL -- 9.5%
   4,500    ChevronTexaco Corporation...................................       398,250
  12,800    Exxon Mobil Corporation.....................................       523,775
  11,825    Occidental Petroleum Corporation............................       354,632
   4,000    Phillips Petroleum Company..................................       235,520
                                                                           -----------
                                                                             1,512,177
                                                                           -----------
            INVESTMENT SERVICES -- 1.9%
   4,225    Merrill Lynch & Company, Inc. ..............................       171,113
   3,000    Morgan Stanley Dean Witter & Company........................       129,240
                                                                           -----------
                                                                               300,353
                                                                           -----------
            LODGING AND RECREATION -- 2.0%
   5,600    Carnival Corporation........................................       155,064
   4,900    Starwood Hotels & Resorts Worldwide, Inc. ..................       161,161
                                                                           -----------
                                                                               316,225
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 1.9%
     730    Hillenbrand Industries, Inc. ...............................        40,990
   7,183    Zimmer Holdings, Inc.!!.....................................       256,145
                                                                           -----------
                                                                               297,135
                                                                           -----------
            METALS AND MINING -- 1.7%
   8,050    Alcoa Inc. .................................................       266,858
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.9%
   9,600    Motorola, Inc. .............................................       138,432
                                                                           -----------
            OILFIELD SERVICES -- 3.4%
   2,400    BJ Services Company!!.......................................        81,312
   8,200    ENSCO International Inc. ...................................       223,532
   6,400    Nabors Industries, Ltd.!!...................................       225,920
                                                                           -----------
                                                                               530,764
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 3.5%
   3,800    Bowater Inc. ...............................................       206,606
   8,100    International Paper Company.................................       352,998
                                                                           -----------
                                                                               559,604
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Separate Account Trust -- Value Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 1.2%
   5,200    Pharmacia Corporation.......................................   $   194,740
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.6%
   6,400    CSX Corporation.............................................       224,320
   2,900    Union Pacific Corporation...................................       183,512
                                                                           -----------
                                                                               407,832
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITs) -- 1.7%
   8,900    Equity Office Properties Trust..............................       267,890
                                                                           -----------
            RESTAURANTS -- 2.9%
  15,884    McDonald's Corporation......................................       451,900
                                                                           -----------
            SEMICONDUCTORS -- 2.4%
   8,224    Micron Technology, Inc.!!...................................       166,289
   9,075    Teradyne, Inc.!!............................................       213,263
                                                                           -----------
                                                                               379,552
                                                                           -----------
            SOFTWARE -- 1.2%
  12,000    Cadence Design Systems, Inc.!!..............................       193,440
                                                                           -----------
            SPECIALTY STORES -- 3.1%
   1,300    American Eagle Outfitters, Inc.!!...........................        27,482
   5,600    Gap, Inc. ..................................................        79,520
   8,900    Staples, Inc.!!.............................................       175,330
  12,329    Toys R Us, Inc.!!...........................................       215,388
                                                                           -----------
                                                                               497,720
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 2.8%
  10,900    Verizon Communications Inc. ................................       437,635
                                                                           -----------
            TOBACCO -- 5.0%
  12,800    Philip Morris Companies Inc. ...............................       559,103
   7,000    UST Inc. ...................................................       238,000
                                                                           -----------
                                                                               797,103
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $15,015,353)........................................    14,958,287
                                                                           -----------
PRINCIPAL
 AMOUNT
--------
            CONVERTIBLE BONDS AND NOTES -- 0.4%
              (Cost $57,000)
            SPECIALTY STORES -- 0.4%
$ 57,000    Gap, Inc.,
              5.750% 03/15/09@..........................................        64,909
                                                                           -----------

 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 6.8%
   4,425    iShares Russell 1000 Value Index Fund.......................   $   230,985
 851,368    Nations Cash Reserves, Capital Class Shares#................       851,368
                                                                           -----------
            TOTAL INVESTMENT COMPANIES..................................     1,082,353
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $16,165,504*).............................     101.7%   16,105,549
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................      (1.7)%
            Cash........................................................   $       904
            Receivable for investment securities sold...................       212,430
            Receivable for Fund shares sold.............................        69,621
            Dividends receivable........................................        29,440
            Interest receivable.........................................         1,100
            Unamortized organization costs..............................         2,839
            Collateral on securities loaned.............................       (51,368)
            Payable for Fund shares redeemed............................      (160,456)
            Investment advisory fee payable.............................        (8,869)
            Administration fee payable..................................        (3,064)
            Payable for investment securities purchased.................      (286,582)
            Accrued Trustees' fees and expenses.........................       (36,530)
            Accrued expenses and other liabilities......................       (36,710)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................      (267,245)
                                                                           -----------
            NET ASSETS........................................     100.0%  $15,838,304
                                                                           ===========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    83,705
            Accumulated net realized loss on investments sold...........      (923,164)
            Net unrealized depreciation of investments..................       (59,955)
            Paid-in capital.............................................    16,737,718
                                                                           -----------
            NET ASSETS..................................................   $15,838,304
                                                                           -----------
            Net asset value per share
              ($15,838,304 / 1,629,019 shares of common stock
              outstanding)..............................................         $9.72
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. June 30, 2002.

 !!Non-income producing security.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $51,368.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $41,947 and $47,168, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             ASSET-BACKED SECURITIES -- 0.6%
             ASSET-BACKED -- AUTO LOANS -- 0.3%
$   30,000   Americredit Automobile Receivables Trust,
               Series 2001-B, Class A4,
               5.370% 06/12/08&&.........................................   $    31,132
                                                                            -----------
             ASSET-BACKED -- HOME EQUITY LOANS -- 0.3%
    30,000   Fannie Mae Whole Loan, Series 2001-W1, Class AF3,
               5.690% 06/25/29&&.........................................        30,977
                                                                            -----------
             TOTAL ASSET-BACKED SECURITIES
               (Cost $59,999)............................................        62,109
                                                                            -----------
  SHARES
----------
             COMMON STOCKS -- 54.3%
             AEROSPACE AND DEFENSE -- 2.3%
       700   General Dynamics Corporation................................        74,445
       975   Lockheed Martin Corporation.................................        67,763
     1,200   United Technologies Corporation.............................        81,480
                                                                            -----------
                                                                                223,688
                                                                            -----------
             AIRLINES -- 0.0%+
       183   AMR Corporation!!...........................................         3,085
                                                                            -----------
             AUTOMOTIVE -- 0.5%
     1,025   Lear Corporation!!..........................................        47,406
                                                                            -----------
             BEVERAGES -- 2.6%
     1,675   Anheuser-Busch Companies, Inc. .............................        83,750
     1,400   Coca-Cola Company...........................................        78,400
     1,905   PepsiCo, Inc. ..............................................        91,821
                                                                            -----------
                                                                                253,971
                                                                            -----------
             BROADCASTING AND CABLE -- 2.4%
     4,150   AOL Time Warner Inc.!!......................................        61,047
     1,050   Clear Channel Communications, Inc.!!........................        33,621
     4,250   Comcast Corporation, Special Class A!!......................       101,319
       850   Viacom Inc., Class B!!......................................        37,715
                                                                            -----------
                                                                                233,702
                                                                            -----------
             COMMERCIAL BANKING -- 4.1%
     3,500   Charter One Financial, Inc. ................................       120,329
     4,050   Citigroup Inc. .............................................       156,937
     2,325   TCF Financial Corporation...................................       114,158
                                                                            -----------
                                                                                391,424
                                                                            -----------
             COMPUTER SERVICES -- 1.6%
     1,925   Automatic Data Processing, Inc. ............................        83,834
     2,250   Concord EFS, Inc.!!.........................................        67,815
                                                                            -----------
                                                                                151,649
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
     3,973   EMC Corporation!!...........................................   $    29,996
       875   International Business Machines Corporation.................        63,000
                                                                            -----------
                                                                                 92,996
                                                                            -----------
             CONSUMER CREDIT AND MORTGAGES -- 2.2%
     1,325   Fannie Mae..................................................        97,719
     1,150   Household International, Inc. ..............................        57,155
     1,575   MBNA Corporation............................................        52,085
                                                                            -----------
                                                                                206,959
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 2.6%
       625   Sears, Roebuck and Company..................................        33,938
     2,050   Target Corporation..........................................        78,105
     2,500   Wal-Mart Stores, Inc. ......................................       137,525
                                                                            -----------
                                                                                249,568
                                                                            -----------
             DIVERSIFIED MANUFACTURING -- 1.9%
     3,650   General Electric Company....................................       106,033
     2,200   Honeywell International Inc. ...............................        77,506
                                                                            -----------
                                                                                183,539
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 0.6%
     2,150   Southern Company............................................        58,910
                                                                            -----------
             ELECTRIC POWER -- NUCLEAR -- 0.5%
       875   FPL Group, Inc. ............................................        52,491
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.3%
     1,250   SLM Corporation.............................................       121,125
                                                                            -----------
             HEALTH SERVICES -- 2.0%
     2,664   HEALTHSOUTH Corporation!!...................................        34,073
       775   Tenet Healthcare Corporation!!..............................        55,451
       475   UnitedHealth Group Inc. ....................................        43,486
       750   Wellpoint Health Networks Inc. .............................        58,358
                                                                            -----------
                                                                                191,368
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 1.4%
     1,075   Colgate-Palmolive Company...................................        53,804
       925   Procter & Gamble Company....................................        82,602
                                                                            -----------
                                                                                136,406
                                                                            -----------
             HOUSING AND FURNISHING -- 1.2%
     4,225   Masco Corporation...........................................       114,540
                                                                            -----------
             INSURANCE -- 3.2%
     1,500   Ace Ltd. ...................................................        47,400
     2,425   AFLAC, Inc. ................................................        77,600
     1,894   American International Group, Inc. .........................       129,228
       600   XL Capital Ltd., Class A....................................        50,820
                                                                            -----------
                                                                                305,048
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INTEGRATED OIL -- 3.4%
     1,100   BP Amoco plc, ADR...........................................   $    55,539
     1,408   ChevronTexaco Corporation...................................       124,608
     3,675   Exxon Mobil Corporation.....................................       150,380
                                                                            -----------
                                                                                330,527
                                                                            -----------
             INVESTMENT SERVICES -- 1.1%
     1,576   Merrill Lynch & Company, Inc. ..............................        63,828
       875   Morgan Stanley Dean Witter & Company........................        37,695
                                                                            -----------
                                                                                101,523
                                                                            -----------
             LODGING AND RECREATION -- 0.8%
     2,316   Starwood Hotels & Resorts Worldwide, Inc. ..................        76,173
                                                                            -----------
             MEDICAL DEVICES AND SUPPLIES -- 3.8%
     1,900   Abbott Laboratories.........................................        71,535
     2,100   Baxter International Inc. ..................................        93,345
     2,700   Johnson & Johnson...........................................       141,101
     1,400   Medtronic, Inc. ............................................        59,990
                                                                            -----------
                                                                                365,971
                                                                            -----------
             NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.1%
     4,500   Cisco Systems, Inc.!!.......................................        62,775
     3,250   Motorola, Inc. .............................................        46,865
                                                                            -----------
                                                                                109,640
                                                                            -----------
             OILFIELD SERVICES -- 0.4%
     1,025   Nabors Industries, Ltd.!!...................................        36,183
                                                                            -----------
             PHARMACEUTICALS -- 3.8%
     1,100   Amgen Inc.!!................................................        46,068
     5,750   Pfizer Inc. ................................................       201,249
     3,050   Pharmacia Corporation.......................................       114,223
                                                                            -----------
                                                                                361,540
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 1.1%
     1,975   Interpublic Group of Companies, Inc. .......................        48,901
       950   McGraw-Hill Companies, Inc. ................................        56,715
                                                                            -----------
                                                                                105,616
                                                                            -----------
             SEMICONDUCTORS -- 1.5%
     5,275   Intel Corporation...........................................        96,373
       750   Linear Technology Corporation...............................        23,573
     1,075   Texas Instruments Inc. .....................................        25,478
                                                                            -----------
                                                                                145,424
                                                                            -----------
             SOFTWARE -- 2.3%
     4,075   Microsoft Corporation!!.....................................       222,903
                                                                            -----------
             SPECIALTY STORES -- 1.7%
     2,825   Home Depot, Inc. ...........................................       103,762
     3,175   Staples, Inc.!!.............................................        62,548
                                                                            -----------
                                                                                166,310
                                                                            -----------

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             TELECOMMUNICATIONS SERVICES -- 0.8%
     2,675   SBC Communications Inc. ....................................   $    81,588
                                                                            -----------
             TOBACCO -- 1.1%
     2,350   Philip Morris Companies Inc. ...............................       102,648
                                                                            -----------
             TOTAL COMMON STOCKS
               (Cost $5,823,436).........................................     5,223,921
                                                                            -----------
PRINCIPAL
  AMOUNT
----------
             CORPORATE BONDS AND NOTES -- 14.8%
             AEROSPACE AND DEFENSE -- 0.2%
$   17,000   Boeing Capital Corporation,
               5.650% 05/15/06&&.........................................        17,522
     2,000   Northrop Grumman Corporation,
               7.125% 02/15/11...........................................         2,116
                                                                            -----------
                                                                                 19,638
                                                                            -----------
             AIRLINES -- 0.4%
    10,000   American Airlines, Series 2001-2, Class A-2,
               7.858% 10/01/11@..........................................        10,558
    30,000   US Airways, Inc., Series 2002-G,
               8.020% 02/05/19&&.........................................        31,565
                                                                            -----------
                                                                                 42,123
                                                                            -----------
             AUTOMOTIVE -- 1.9%
     8,000   Delphi Automotive Systems Corporation,
               6.125% 05/01/04&&.........................................         8,287
    35,000   Ford Motor Company,
               7.450% 07/16/31&&.........................................        32,523
    19,000   Ford Motor Credit Company,
               5.800% 01/12/09&&.........................................        17,818
    32,000   Ford Motor Credit Company,
               7.375% 10/28/09&&.........................................        32,483
    14,000   General Motors Acceptance Corporation,
               6.125% 09/15/06&&.........................................        14,245
    10,000   General Motors Acceptance Corporation,
               6.150% 04/05/07&&.........................................        10,089
     9,000   General Motors Acceptance Corporation,
               6.875% 09/15/11&&.........................................         8,921
    18,000   General Motors Acceptance Corporation,
               8.000% 11/01/31&&.........................................        18,410
    30,000   Toyota Motor Credit Corporation,
               5.625% 11/13/03&&.........................................        31,131
                                                                            -----------
                                                                                173,907
                                                                            -----------
             BROADCASTING AND CABLE -- 0.4%
    14,000   AOL Time Warner Inc.,
               6.150% 05/01/07&&.........................................        13,373
    13,000   AOL Time Warner Inc.,
               7.625% 04/15/31...........................................        11,382

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             BROADCASTING AND CABLE -- (CONTINUED)
$    6,000   Comcast Cable Communications,
               7.125% 06/15/13&&.........................................   $     5,331
     7,000   Time Warner Inc.,
               8.110% 08/15/06&&.........................................         7,245
     4,000   Walt Disney Company,
               6.375% 03/01/12...........................................         4,074
                                                                            -----------
                                                                                 41,405
                                                                            -----------
             CHEMICALS -- SPECIALTY -- 0.2%
     3,000   Praxair, Inc.,
               4.750% 07/15/07...........................................         2,986
     3,000   Praxair, Inc.,
               6.500% 03/01/08&&.........................................         3,193
     7,000   The Dow Chemical Company,
               6.125% 02/01/11...........................................         7,052
     6,000   The Dow Chemical Company,
               7.375% 11/01/29...........................................         6,345
                                                                            -----------
                                                                                 19,576
                                                                            -----------
             COMMERCIAL BANKING -- 1.2%
    24,000   Bank One Corporation,
               6.000% 08/01/08&&.........................................        24,808
    13,000   FleetBoston Financial Corporation,
               7.250% 09/15/05&&.........................................        14,051
    11,000   J.P. Morgan Chase & Company,
               5.250% 05/30/07...........................................        11,064
    10,000   PNC Funding Corporation,
               5.750% 08/01/06...........................................        10,315
    11,000   Popular North America Inc., Series E,
               6.125% 10/15/06&&.........................................        11,278
     4,000   Regions Financial Corporation,
               7.750% 09/15/24...........................................         4,368
    14,000   US Bank N.A., (Minnesota),
               6.375% 08/01/11&&.........................................        14,517
    20,000   Wachovia Corporation,
               4.950% 11/01/06&&.........................................        20,147
                                                                            -----------
                                                                                110,548
                                                                            -----------
             COMPUTER SERVICES -- 0.3%
    30,000   Electronic Data Systems Corporation,
               6.850% 10/15/04&&.........................................        31,676
                                                                            -----------
             COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
    12,000   International Business Machines Corporation,
               6.500% 01/15/28&&.........................................        11,506
                                                                            -----------
             CONGLOMERATES -- 0.1%
     8,000   Waste Management, Inc.,
               7.375% 08/01/10&&.........................................         8,329
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             CONSUMER CREDIT AND MORTGAGES -- 0.3%
$   24,000   Countrywide Home Loans, Inc.,
               Series J,
               5.500% 08/01/06&&.........................................   $    24,530
                                                                            -----------
             DEPARTMENT AND DISCOUNT STORES -- 0.3%
     8,000   Sears Roebuck Acceptance Corporation,
               6.750% 08/15/11&&.........................................         8,203
     5,000   Target Corporation,
               5.875% 03/01/12&&.........................................         5,057
    13,000   Wal-Mart Stores, Inc.,
               5.450% 08/01/06&&.........................................        13,525
                                                                            -----------
                                                                                 26,785
                                                                            -----------
             ELECTRIC POWER -- NON NUCLEAR -- 1.5%
    22,000   American Electric Power Company, Inc.,
               Series A,
               6.125% 05/15/06&&.........................................        22,372
     8,000   Cinergy Corporation,
               6.250% 09/01/04&&.........................................         8,122
    11,000   Constellation Energy Group, Inc.,
               7.600% 04/01/32&&.........................................        11,322
     8,000   DPL Inc.,
               6.875% 09/01/11@..........................................         7,885
    12,000   Duke Energy Corporation,
               6.250% 01/15/12&&.........................................        12,237
     2,000   Duquesne Light Company,
               6.700% 04/15/12...........................................         2,083
     1,000   Energy East Corporation,
               6.750% 06/15/12...........................................         1,027
    21,000   Exelon Generation Company LLC,
               6.950% 06/15/11...........................................        21,741
     6,000   FirstEnergy Corporation,
               Series B,
               6.450% 11/15/11...........................................         5,825
    11,000   Progress Energy, Inc.,
               7.100% 03/01/11&&.........................................        11,599
     4,000   Progress Energy, Inc.,
               7.750% 03/01/31...........................................         4,262
    16,000   PSEG Power LLC,
               6.875% 04/15/06&&.........................................        16,569
     6,000   Southern Company Capital Funding,
               Series A,
               5.300% 02/01/07...........................................         6,024
     4,000   Southern Power Company,
               6.250% 07/15/12...........................................         3,977
     6,000   Virginia Electric and Power Company,
               Series A,
               5.375% 02/01/07...........................................         6,091
                                                                            -----------
                                                                                141,136
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             ENERGY -- MISCELLANEOUS -- 0.2%
$   10,000   Nisource Finance Corporation,
               7.500% 11/15/03&&.........................................   $     9,993
     7,000   PSEG Energy Holdings Inc.,
               8.500% 06/15/11...........................................         6,534
                                                                            -----------
                                                                                 16,527
                                                                            -----------
             EXPLORATION AND PRODUCTION -- 0.2%
     4,000   Anadarko Finance Company,
               Series B,
               6.750% 05/01/11&&.........................................         4,179
    10,000   Anadarko Finance Company,
               Series B,
               7.500% 05/01/31&&.........................................        10,647
                                                                            -----------
                                                                                 14,826
                                                                            -----------
             FINANCE -- MISCELLANEOUS -- 1.8%
     6,000   Associates Corporation of North America,
               6.950% 11/01/18...........................................         6,150
     9,000   Capital One Bank,
               6.875% 02/01/06&&.........................................         9,021
     3,000   Capital One Bank,
               Series 4,
               6.500% 07/30/04&&.........................................         3,020
    20,000   Caterpillar Finance Services Corporation,
               5.950% 05/01/06&&.........................................        20,880
    14,000   Citigroup Inc.,
               7.250% 10/01/10&&.........................................        15,195
     9,000   Citigroup Inc., 6.000% 02/21/12.............................         9,055
    30,000   General Electric Capital Corporation,
               Series A,
               6.750% 03/15/32&&.........................................        29,468
    13,000   Household Finance Corporation,
               5.875% 02/01/09&&.........................................        12,490
    16,000   Household Finance Corporation,
               6.750% 05/15/11&&.........................................        15,982
     4,000   Mellon Funding Corporation,
               4.875% 06/15/07...........................................         4,010
    18,000   Prudential Funding LLC,
               6.600% 05/15/08@..........................................        18,996
    12,000   Washington Mutual, Inc.,
               7.500% 08/15/06&&.........................................        13,059
    12,000   Wells Fargo Financial, Inc.,
               4.875% 06/12/07...........................................        11,979
                                                                            -----------
                                                                                169,305
                                                                            -----------
             FOOD AND DRUG STORES -- 0.1%
    12,000   Fred Meyer, Inc.,
               7.450% 03/01/08&&.........................................        13,194
                                                                            -----------
             FOOD PRODUCTS -- 0.8%
    15,000   Kellogg Company,
               Series B,
               6.000% 04/01/06&&.........................................        15,609
     4,000   Kraft Foods Inc.,
               5.250% 06/01/07...........................................         4,057
    18,000   Sara Lee Corporation,
               6.250% 09/15/11&&.........................................        18,629

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             FOOD PRODUCTS -- (CONTINUED)
$   15,000   Tyson Foods Inc., Class A,
               7.250% 10/01/06...........................................  $     15,818
     7,000   Unilever Capital Corporation,
               6.875% 11/01/05...........................................         7,572
    16,000   Unilever Capital Corporation,
               7.125% 11/01/10&&.........................................        17,589
                                                                            -----------
                                                                                 79,274
                                                                            -----------
             HEALTH SERVICES -- 0.2%
     6,000   Cardinal Health, Inc.,
               6.750% 02/15/11...........................................         6,351
     8,000   Wellpoint Health Networks Inc.,
               6.375% 06/15/06...........................................         8,423
     6,000   Wellpoint Health Networks Inc.,
               6.375% 01/15/12...........................................         6,214
                                                                            -----------
                                                                                 20,988
                                                                            -----------
             HOUSEHOLD PRODUCTS -- 0.0%+
     4,000   Proctor & Gamble Company,
               4.750% 06/15/07...........................................         4,037
                                                                            -----------
             HOUSING AND FURNISHING -- 0.1%
     5,000   Hanson Overseas B.V.,
               6.750% 09/15/05...........................................         5,288
                                                                            -----------
             INTEGRATED OIL -- 0.3%
     2,000   Amerada Hess Corporation,
               6.650% 08/15/11...........................................         2,074
     6,000   Amerada Hess Corporation,
               7.875% 10/01/29...........................................         6,529
    10,000   Conoco Funding Company,
               6.350% 10/15/11...........................................        10,379
    12,000   PEMEX Master Trust,
               8.625% 02/01/22@..........................................        11,731
                                                                            -----------
                                                                                 30,713
                                                                            -----------
             INVESTMENT SERVICES -- 0.8%
    11,000   Bear Stearns Companies, Inc.,
               7.800% 08/15/07&&.........................................        12,156
     8,000   Credit Suisse First Boston USA, Inc.,
               5.875% 08/01/06&&.........................................         8,246
    10,000   Credit Suisse First Boston USA, Inc.,
               6.125% 11/15/11&&.........................................         9,812
     8,000   Goldman Sachs Group Inc.,
               6.875% 01/15/11...........................................         8,326
     7,000   Lehman Brothers Holdings Inc.,
               7.000% 02/01/08...........................................         7,337
    10,000   Merrill Lynch & Company, Inc.,
               6.000% 02/17/09##.........................................        10,051
     9,000   Morgan Stanley Dean Witter & Company,
               6.100% 04/15/06...........................................         9,400
    15,000   Morgan Stanley Dean Witter & Company,
               6.750% 04/15/11&&.........................................        15,544
                                                                            -----------
                                                                                 80,872
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             METALS AND MINING -- 0.1%
$    7,000   Alcoa Inc.,
               7.375% 08/01/10&&.........................................   $     7,779
                                                                            -----------
             NATURAL GAS DISTRIBUTION -- 0.0%+
     2,000   Dominion Resources, Inc.,
               6.250% 06/30/12...........................................         1,998
                                                                            -----------
             NATURAL GAS PIPELINES -- 0.2%
    10,000   EL Paso Corporation,
               7.800% 08/01/31...........................................         9,329
    12,000   Kinder Morgan, Inc.,
               6.650% 03/01/05&&.........................................        12,571
     2,000   The Williams Companies, Inc.,
               7.625% 07/15/19&&.........................................         1,493
                                                                            -----------
                                                                                 23,393
                                                                            -----------
             OIL REFINING AND MARKETING -- 0.3%
    15,000   PDV America Inc., Gtd. Sr. Notes,
               7.875% 08/01/03&&.........................................        15,111
    11,000   USX Corporation,
               6.650% 02/01/06&&.........................................        11,551
                                                                            -----------
                                                                                 26,662
                                                                            -----------
             PAPER AND FOREST PRODUCTS -- 0.1%
     6,000   International Paper Company,
               8.000% 07/08/03...........................................         6,275
     3,000   Weyerhaeuser Company,
               7.375% 03/15/32@..........................................         3,045
                                                                            -----------
                                                                                  9,320
                                                                            -----------
             PHARMACEUTICALS -- 0.6%
    12,000   Eli Lilly and Company,
               6.000% 03/15/12&&.........................................        12,391
    15,000   Pharmacia Corporation,
               6.600% 12/01/28&&.........................................        15,216
    28,000   Wyeth,
               6.250% 03/15/06&&.........................................        29,887
                                                                            -----------
                                                                                 57,494
                                                                            -----------
             PUBLISHING AND ADVERTISING -- 0.2%
     6,000   Gannett Company, Inc.,
               6.375% 04/01/12&&.........................................         6,217
     4,000   News America Holdings,
               8.150% 10/17/36...........................................         3,814
     6,000   Viacom Inc., Class B,
               6.625% 05/15/11...........................................         6,159
     6,000   Viacom Inc., Class B,
               7.875% 07/30/30&&.........................................         6,393
                                                                            -----------
                                                                                 22,583
                                                                            -----------
             RAILROADS, TRUCKING AND SHIPPING -- 0.3%
     9,000   Burlington Northern Santa Fe Corporation,
               6.750% 07/15/11&&.........................................         9,475
    15,000   FedEx Corporation,
               6.625% 02/12/04&&.........................................        15,626
                                                                            -----------
                                                                                 25,101
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             REAL ESTATE -- 0.1%
$   10,000   EOP Operating LP,
               7.000% 07/15/11&&.........................................   $    10,335
                                                                            -----------
             REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.1%
     4,000   Health Care Property Investors, Inc.,
               7.480% 04/05/04...........................................         4,181
     4,000   Health Care Property Investors, Inc.,
               6.450% 06/25/12...........................................         3,985
                                                                            -----------
                                                                                  8,166
                                                                            -----------
             TELECOMMUNICATIONS SERVICES -- 1.2%
    25,000   AT&T Canada Inc.,
               (0.000)% due 06/15/08
               9.950% beginning 06/15/03&&...............................         2,500
     3,000   AT&T Corporation,
               8.000% 11/15/31@##........................................         2,355
    10,000   AT&T Wireless Services Inc.,
               7.875% 03/01/11...........................................         8,077
     9,000   AT&T Wireless Services Inc.,
               8.125% 05/01/12...........................................         7,339
    10,000   BellSouth Telecommunications Inc.,
               6.375% 06/01/28&&.........................................         9,235
     6,000   Cingular Wireless,
               7.125% 12/15/31@..........................................         5,073
    10,000   Cox Communications, Inc., Class A,
               7.750% 11/01/10&&.........................................         9,548
    16,000   SBC Communications Inc.,
               6.250% 03/15/11&&.........................................        16,513
     4,000   Sprint Capital Corporation
               6.125% 11/15/08...........................................         3,209
    11,000   Sprint Capital Corporation,
               8.375% 03/15/12...........................................         9,020
     8,000   Sprint Capital Corporation,
               6.900% 05/01/19...........................................         5,515
    13,000   Verizon Global Funding Corporation,
               7.750% 12/01/30&&.........................................        12,538
    20,000   Verizon New England Inc.,
               6.500% 09/15/11&&.........................................        19,559
    10,000   Verizon Pennsylvania,
               Series A,
               5.650% 11/15/11&&.........................................         9,196
                                                                            -----------
                                                                                119,677
                                                                            -----------
             TOBACCO -- 0.2%
    19,000   R.J. Reynolds Tobacco Holdings, Inc.,
               7.375% 05/15/03...........................................        19,540
                                                                            -----------
             TOTAL CORPORATE BONDS AND NOTES
               (Cost $1,426,646).........................................     1,418,231
                                                                            -----------
             FOREIGN BONDS AND NOTES -- 1.1%
     7,000   Canadian National Railway Company,
               6.900% 07/15/28...........................................         7,141
    16,000   Corp Andina de Fomento,
               8.875% 06/01/05&&.........................................        17,569

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             FOREIGN BONDS AND NOTES -- (CONTINUED)
$   10,000   Government of Canada,
               5.250% 11/05/08...........................................   $    10,269
     9,000   Hellenic Republic,
               6.950% 03/04/08&&.........................................         9,880
    11,000   Province of Quebec,
               7.500% 09/15/29...........................................        12,619
    14,000   Republic of Italy,
               6.000% 02/22/11&&.........................................        14,667
     9,000   Republic of Italy,
               6.875% 09/27/23...........................................         9,705
     9,000   Republic of Korea,
               8.875% 04/15/08...........................................        10,682
     9,000   United Mexican States,
               8.375% 01/14/11...........................................         9,360
                                                                            -----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $99,374)............................................       101,892
                                                                            -----------
             MORTGAGE-BACKED SECURITIES -- 15.4%
             COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
    19,629   Fannie Mae Strip,
               Series 319, Class 2,
               6.500% 02/01/32...........................................         4,832
    50,770   PNC Mortgage Acceptance Corporation,
               Series 2001-C1, Class A1,
               5.910% 03/12/34&&.........................................        52,657
                                                                            -----------
                                                                                 57,489
                                                                            -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 11.5%
   315,000     6.500% 05/01/16(a)........................................       326,222
   152,000     7.000% 05/01/30(a)........................................       157,416
   164,000     6.500% 02/01/32(a)........................................       167,178
   105,000     6.500% 02/01/32(a)##......................................       107,035
   275,000     6.500% 02/01/32(a)........................................       280,330
    63,000     7.000% 05/01/32(a)........................................        65,245
                                                                            -----------
                                                                              1,103,426
                                                                            -----------
             GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
               CERTIFICATES -- 3.3%
    30,358     6.500% 01/15/31&&.........................................        31,032
   275,000     7.000% 11/01/31(a)........................................       285,398
                                                                            -----------
                                                                                316,430
                                                                            -----------
             TOTAL MORTGAGE-BACKED SECURITIES
               (Cost $1,467,897).........................................     1,477,345
                                                                            -----------

PRINCIPAL
  AMOUNT                                                                       VALUE
----------------------------------------------------------------------------------------
             U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 6.3%
             FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
$   30,000     5.750% 05/15/12...........................................   $    30,810
                                                                            -----------
             FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
               CERTIFICATES -- 2.1%
   115,000     7.000% 07/15/05&&.........................................       125,929
    75,000     5.750% 01/15/12##.........................................        77,056
                                                                            -----------
                                                                                202,985
                                                                            -----------
             FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
               CERTIFICATES -- 3.9%
   200,000     5.625% 05/14/04...........................................       209,504
    25,000     7.000% 07/15/05##.........................................        27,340
   105,000     5.250% 04/15/07...........................................       108,865
    25,000     6.625% 11/15/30...........................................        26,395
                                                                            -----------
                                                                                372,104
                                                                            -----------
             TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
               (Cost $604,116)...........................................       605,899
                                                                            -----------
             U.S. TREASURY OBLIGATIONS -- 8.1%
             U.S. TREASURY NOTES -- 3.9%
    35,000     6.250% 02/15/03&&.........................................        35,949
    25,000     4.000% 04/30/03...........................................        25,434
    35,000     3.875% 07/31/03&&.........................................        35,671
    50,000     5.750% 08/15/03...........................................        51,992
   100,000     3.000% 02/29/04##.........................................       100,582
   120,000     3.375% 04/30/04##.........................................       121,266
                                                                            -----------
                                                                                370,894
                                                                            -----------
             U.S. TREASURY STRIPS -- 4.2%
   110,000   Interest only,
               4.170%** 05/15/07.........................................        89,962
   145,000   Interest only,
               5.130%** 05/15/11.........................................        92,511
    50,000   Principal only,
               3.220%** 11/15/04&&.......................................        46,351
    95,000   Principal only,
               4.290%** 08/15/05.........................................        84,959
   278,000   Principal only,
               6.030%** 11/15/21.........................................        87,945
    10,000   Principal only,
               5.980%** 11/15/27.........................................         2,242
                                                                            -----------
                                                                                403,970
                                                                            -----------
             TOTAL U.S. TREASURY OBLIGATIONS
               (Cost $769,897)...........................................       774,864
                                                                            -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- Asset Allocation Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)

  SHARES                                                                       VALUE
----------------------------------------------------------------------------------------
             INVESTMENT COMPANIES -- 19.9%
               (Cost $1,907,532)
 1,907,532   Nations Cash Reserves, Capital Class Shares#................   $ 1,907,532
                                                                            -----------
             TOTAL INVESTMENTS
               (Cost $12,158,897*).............................   120.5%     11,571,793
                                                                            -----------
             OTHER ASSETS AND LIABILITIES (NET)................   (20.5)%
             Cash........................................................   $       333
             Receivable for investment securities sold...................       208,505
             Receivable for Fund shares sold.............................        14,796
             Dividends receivable........................................         5,927
             Interest receivable.........................................        47,473
             Unamortized organization costs..............................         2,839
             Collateral on securities loaned.............................      (400,532)
             Payable for Fund shares redeemed............................      (101,686)
             Investment advisory fee payable.............................        (3,622)
             Administration fee payable..................................        (1,858)
             Payable for investment securities purchased.................    (1,665,718)
             Accrued Trustees' fees and expenses.........................       (37,983)
             Accrued expenses and other liabilities......................       (40,232)
                                                                            -----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (1,971,758)
                                                                            -----------
             NET ASSETS........................................   100.0%    $ 9,600,035
                                                                            ===========

                                                                               VALUE
----------------------------------------------------------------------------------------
             NET ASSETS CONSIST OF:
             Undistributed net investment income.........................   $    86,522
             Accumulated net realized loss on investments sold...........      (755,465)
             Net unrealized depreciation of investments..................      (587,104)
             Paid-in capital.............................................    10,856,082
                                                                            -----------
             NET ASSETS..................................................   $ 9,600,035
                                                                            ===========
             Net asset value per share
               ($9,600,035 / 1,112,988 shares of common stock
               outstanding)..............................................         $8.63
                                                                            ===========

---------------

 *Federal Income Tax Information (see Note 9).

 **Rate represents annualized yield to maturity at June 30, 2002.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 &&All or a portion of security segregated as collateral for TBA securities.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $400,532.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $385,360 and $386,033, respectively.

(a)TBA -- Securities purchased on a forward commitment basis.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS                          JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 2.6%
            BROADCASTING AND CABLE -- 0.0%+
    9,100   Adelphia Communications Corporation, Class A!!##............   $     1,456
    1,205   Charter Communications, Inc., Class A!!##...................         4,916
                                                                           -----------
                                                                                 6,372
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
    1,550   Xcel Energy, Inc.!!.........................................        25,994
                                                                           -----------
            FOOD PRODUCTS -- 0.2%
    2,235   Chiquita Brands International, Inc.!!##.....................        40,029
                                                                           -----------
            HEALTH SERVICES -- 0.5%
    5,935   Apria Healthcare Group Inc.!!...............................       132,944
                                                                           -----------
            LODGING AND RECREATION -- 0.1%
    1,305   Pinnacle Entertainment, Inc.!!..............................        13,872
                                                                           -----------
            METALS AND MINING -- 0.0%+
      699   Joy Global Inc.!!...........................................        12,121
                                                                           -----------
            PACKAGING AND CONTAINERS -- 0.2%
    4,000   Owens-Illinois, Inc.!!......................................        54,960
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 0.3%
    8,000   Abitibi-Consolidated Inc.##.................................        73,840
                                                                           -----------
            STEEL -- 0.2%
   11,288   Algoma Steel Inc.!!##(e)....................................        45,496
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 1.0%
   28,615   @Track Communications, Inc.!!...............................        32,907
    2,350   BellSouth Corporation.......................................        74,026
    2,758   Call-Net Enterprises, Inc.,
              Class B!!.................................................           958
    2,300   SBC Communications Inc......................................        70,150
    1,800   Verizon Communications Inc..................................        72,270
                                                                           -----------
                                                                               250,311
                                                                           -----------
            TOTAL COMMON STOCKS
              (Cost $745,506)...........................................       655,939
                                                                           -----------

PRINCIPAL
 AMOUNT
---------
            CONVERTIBLE BONDS AND NOTES -- 5.3%
            BROADCASTING AND CABLE -- 0.1%
$170,000    Adelphia Communications Corporation, Class A,
              6.000% 02/15/06##(b)......................................        14,450
                                                                           -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 0.2%
  65,000    Quantum Corporation -- DLT & Storage Systems,
              7.000% 08/01/04...........................................        60,613
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 0.3%
$120,000    Providian Financial Corporation,
              3.250% 08/15/05...........................................   $    82,650
                                                                           -----------
            HEALTH SERVICES -- 0.6%
  60,000    CuraGen Corporation,
              6.000% 02/02/07...........................................        40,125
  55,000    Incyte Genomics, Inc.,
              5.500% 02/01/07...........................................        38,431
  90,000    QuadraMed Corporation,
              5.250% 05/01/05...........................................        74,250
                                                                           -----------
                                                                               152,806
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.4%
 145,000    CIENA Corporation,
              3.750% 02/01/08...........................................        85,369
  90,000    Comverse Technology, Inc.,
              1.500% 12/01/05...........................................        70,088
 160,000    Juniper Networks, Inc.,
              4.750% 03/15/07...........................................        97,999
  85,000    ONI Systems Corporation,
              5.000% 10/15/05...........................................        57,588
  80,000    Riverstone Networks, Inc.,
              3.750% 12/01/06-..........................................        51,900
                                                                           -----------
                                                                               362,944
                                                                           -----------
            PHARMACEUTICALS -- 0.5%
 160,000    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07...........................................       122,200
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 0.4%
 110,000    Omnicom Group Inc.,
              9.220%*** 07/31/32........................................        97,273
                                                                           -----------
            SEMICONDUCTORS -- 1.0%
 250,000    LSI Logic Corporation,
              4.000% 02/15/05##.........................................       211,875
  50,000    Vitesse Semiconductor Corporation,
              4.000% 03/15/05##.........................................        38,750
                                                                           -----------
                                                                               250,625
                                                                           -----------
            STEEL -- 0.1%
  35,000    Algoma Steel Inc.,
              1.000% 12/31/30...........................................        22,050
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.7%
 335,000    At Home Corporation,
              4.750% 12/15/06(b)(c).....................................        85,425
 220,000    Cox Communications, Inc., Class A,
              0.426% 04/19/20...........................................        88,550
                                                                           -----------
                                                                               173,975
                                                                           -----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $1,524,355).........................................     1,339,586
                                                                           -----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 0.6%
              (Cost $146,664)
            NATURAL GAS DISTRIBUTION -- 0.6%
   3,820    El Paso Energy Capital Trust I..............................       140,576
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 77.1%
            AEROSPACE AND DEFENSE -- 0.5%
$125,000    Sequa Corporation, Series B,
              8.875% 04/01/08...........................................   $   125,000
                                                                           -----------
            AIRLINES -- 1.9%
  94,090    American Airlines, Inc.,
              7.377% 05/23/19...........................................        91,937
  50,000    Delta Air Lines, Inc.,
              10.375% 12/15/22..........................................        49,061
 230,000    Delta Air Lines, Inc.,
              8.300% 12/15/29...........................................       183,337
  90,000    Northwest Airlines Inc.,
              9.875% 03/15/07...........................................        81,000
  80,000    Northwest Airlines Inc.,
              Series 2001, Class C,
              7.626% 04/01/10...........................................        77,451
                                                                           -----------
                                                                               482,786
                                                                           -----------
            AUTOMOTIVE -- 0.6%
 270,000    Hayes Lemmerz International, Inc.,
              9.125% 07/15/07(b)........................................        27,000
 150,000    Mark IV Industries, Inc.,
              7.500% 09/01/07...........................................       126,000
                                                                           -----------
                                                                               153,000
                                                                           -----------
            BROADCASTING AND CABLE -- 8.7%
  90,000    Adelphia Communications Corporation, Class A,
              10.250% 11/01/06##(b).....................................        35,100
 135,000    Adelphia Communications Corporation, Class A,
              10.250% 06/15/11##(b).....................................        55,350
  15,000    Adelphia Communications Corporation, Series B, Class A,
              9.250% 10/01/02##(b)......................................         5,925
 220,000    Belo Corporation, Class A,
              8.000% 11/01/08...........................................       231,795
 115,000    British Sky Broadcasting Group plc,
              6.875% 02/23/09...........................................       105,786
  75,000    Cablevision SA,
              12.500% 03/02/03@(b)......................................        12,375
 160,000    Cablevision SA,
              13.750% 04/30/07(b).......................................        26,400
  75,000    Cablevision SA,
              13.750% 05/01/09(b).......................................        12,375
 120,000    Charter Communications Holdings LLC,
              8.625% 04/01/09##.........................................        80,400
  25,000    Charter Communications Holdings LLC,
              9.625% 11/15/09...........................................        16,625
  35,000    Charter Communications Holdings LLC,
              10.250% 01/15/10..........................................        23,800
  65,000    Charter Communications Holdings LLC,
              10.000% 05/15/11..........................................        43,875

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$115,000    Charter Communications Holdings LLC,
              (0.000)% due 05/15/11
              11.750% beginning 05/15/06................................   $    40,250
 210,000    Comcast UK Cable Partners Ltd., Class A,
              11.200% 11/15/07..........................................       189,000
 115,000    CSC Holdings Inc.,
              7.625% 07/15/18...........................................        84,211
  70,000    Frontiervision Operating Partners LP,
              11.000% 10/15/06(b).......................................        58,450
 215,000    Frontiervision Operating Partners LP,
              11.875% 09/15/07(b).......................................       144,050
  45,000    Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).......................................        30,150
 105,000    Liberty Media Corporation, Class A,
              8.250% 02/01/30...........................................        97,811
  50,000    LIN Television Corporation,
              8.000% 01/15/08...........................................        49,750
 120,000    NTL Communications Corporation, Series B,
              11.875% 10/01/10##(b).....................................        31,800
  30,000    NTL Inc., Series B,
              11.500% 02/01/06(b).......................................         7,950
 390,000    Paxon Communications Corporation,
              (0.000)% due 01/15/09
              12.250% beginning 01/15/06................................       221,325
 160,000    Radio Unica Corporation,
              (0.000)% due 08/01/06
              11.750% beginning 08/01/02................................        90,000
 170,000    Rogers Cable Inc.,
              10.125% 09/01/12##........................................       175,100
  35,000    Rogers Cable Inc.,
              11.000% 12/01/15..........................................        37,800
  20,000    Sinclair Broadcast Group, Inc., Class A,
              8.750% 12/15/07...........................................        19,900
  15,000    Time Warner Entertainment Company,
              8.375% 03/15/23...........................................        14,931
 150,000    Time Warner Inc.,
              6.625% 05/15/29...........................................       116,948
  60,000    TV Azteca, SA de CV, Series B,
              10.500% 02/15/07##........................................        58,200
 210,000    UIH Australia/Pacific Inc., Series B,
              14.000% 05/15/06(b).......................................         8,400
 235,000    United Pan-Europe Communications N.V., Series B,
              11.250% 02/01/10(b).......................................        30,550
 200,000    United Pan-Europe Communications N.V., Series B,
              11.500% 02/01/10(b).......................................        26,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$170,000    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 08/01/09
              12.500% beginning 08/01/04................................   $    16,150
  40,000    United Pan-Europe Communications N.V., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04##..............................         3,800
                                                                           -----------
                                                                             2,202,332
                                                                           -----------
            CHEMICALS -- BASIC -- 1.4%
 115,000    Huntsman International LLC,
              9.875% 03/01/09-..........................................       115,288
 240,000    Terra Capital Inc.,
              12.875% 10/15/08..........................................       246,000
                                                                           -----------
                                                                               361,288
                                                                           -----------
            CHEMICALS -- SPECIALTY -- 1.8%
 140,000    Acetex Corporation,
              10.875% 08/01/09..........................................       146,300
  65,000    General Chemical Industrial Products,
              10.625% 05/01/09..........................................        52,000
 120,000    Millennium America Inc.,
              7.625% 11/15/26...........................................        98,400
 175,000    Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10..........................................       161,000
                                                                           -----------
                                                                               457,700
                                                                           -----------
            COMMERCIAL BANKING -- 0.5%
  90,000    Golden State Holdings, Escrow Corporation,
              7.000% 08/01/03...........................................        93,179
  40,000    Golden State Holdings, Escrow Corporation,
              7.125% 08/01/05...........................................        42,719
                                                                           -----------
                                                                               135,898
                                                                           -----------
            COMMERCIAL SERVICES -- 1.4%
 120,000    Intertek Finance plc, Series B,
              10.250% 11/01/06..........................................       126,120
 110,000    Protection One, Inc.,
              7.375% 08/15/05...........................................        96,800
 120,000    Synagro Technologies, Inc.,
              9.500% 04/01/09@..........................................       123,000
                                                                           -----------
                                                                               345,920
                                                                           -----------
            COMPUTERS AND OFFICE
              EQUIPMENT -- 1.4%
  65,000    Unisys Corporation,
              7.250% 01/15/05...........................................        63,700
  60,000    Unisys Corporation,
              8.125% 06/01/06...........................................        59,400
 160,000    Xerox Corporation,
              5.500% 11/15/03...........................................       137,600
  20,000    Xerox Corporation,
              5.250% 12/15/03...........................................        17,400
  80,000    Xerox Corporation,
              9.750% 01/15/09@##........................................        66,400
                                                                           -----------
                                                                               344,500
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            CONSUMER SERVICES -- 1.2%
$190,000    Alderwoods Group, Inc.,
              11.000% 01/02/07##........................................   $   190,950
  80,000    Alderwoods Group, Inc.,
              12.250% 01/02/09##........................................        82,400
  40,000    Jafra Cosmetics International, Inc.,
              11.750% 05/01/08..........................................        41,600
                                                                           -----------
                                                                               314,950
                                                                           -----------
            DEPARTMENT AND DISCOUNT
              STORES -- 0.2%
  75,422    Kmart Corporation,
              8.540% 01/02/15(b)........................................        41,482
                                                                           -----------
            DIVERSIFIED ELECTRONICS -- 0.8%
 130,000    Knowles Electronics Inc.,
              13.125% 10/15/09##........................................       104,000
 100,000    Thomas & Betts Corporation,
              6.290% 02/13/03...........................................        97,282
                                                                           -----------
                                                                               201,282
                                                                           -----------
            DIVERSIFIED MANUFACTURING -- 1.2%
 105,000    Dresser, Inc.,
              9.375% 04/15/11...........................................       106,313
 105,000    Foamex L.P.,
              10.750% 04/01/09@.........................................       107,100
 115,000    Neenah Corporation, Series D,
              11.125% 05/01/07..........................................        63,250
  25,000    Neenah Foundry Corporation, Series B,
              11.125% 05/01/07..........................................        13,750
  50,000    Neenah Foundry Corporation, Series F,
              11.125% 05/01/07..........................................        27,500
                                                                           -----------
                                                                               317,913
                                                                           -----------
            ELECTRIC POWER -- NON NUCLEAR -- 7.8%
  15,000    AES Corporation,
              8.750% 06/15/08...........................................         9,600
 105,000    AES Drax Holdings Ltd., Series B,
              10.410% 12/31/20..........................................        88,200
  20,000    AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17...........................................        19,195
 150,000    AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29...........................................       141,219
 121,407    Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09...........................................       123,835
 240,000    Calpine Canada Energy Finance,
              8.500% 05/01/08...........................................       164,400
  70,000    Calpine Corporation,
              8.500% 02/15/11##.........................................        46,900
 325,000    Cedar Brakes II LLC,
              9.875% 09/01/13@..........................................       331,956
 130,000    CMS Energy Corporation,
              8.500% 04/15/11...........................................        92,300
  70,000    Consumers Energy Company,
              6.250% 09/15/06...........................................        62,124
 139,000    ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11...........................................       135,054
 100,000    Mirant Corporation,
              7.400% 07/15/04@..........................................        79,000

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            ELECTRIC POWER --
              NON NUCLEAR -- (CONTINUED)
$325,000    PG&E National Energy Group,
              10.375% 05/16/11..........................................   $   331,500
  35,795    Salton Sea Funding,
              Series B,
              7.370% 05/30/05...........................................        36,703
 105,000    Tiverton/Rumford Power Association,
              9.000% 07/15/18@..........................................        81,900
  30,000    Westar Energy, Inc.,
              6.250%@@ 08/15/03.........................................        29,018
 140,000    Westar Energy, Inc.,
              6.875% 08/01/04...........................................       132,055
  80,000    Westar Energy, Inc.,
              7.875% 05/01/07@..........................................        79,465
                                                                           -----------
                                                                             1,984,424
                                                                           -----------
            ENERGY -- MISCELLANEOUS -- 0.3%
  90,000    Continental Resources,
              10.250% 08/01/08..........................................        80,550
                                                                           -----------
            EXPLORATION AND PRODUCTION -- 4.5%
  45,000    Baytex Energy Ltd.,
              10.500% 02/15/11..........................................        45,900
  40,000    Comstock Resources, Inc.,
              11.250% 05/01/07@.........................................        41,300
  80,000    Comstock Resources, Inc.,
              11.250% 05/01/07..........................................        82,600
 130,000    Encore Acquisition Company,
              8.375% 06/15/12@..........................................       130,325
 160,000    Energy Corporation of America, Series A,
              9.500% 05/15/07...........................................        96,000
 105,000    Ocean Energy, Inc.,
              Series B,
              8.250% 07/01/18...........................................       112,469
 130,000    Plains Exploration & Production Company,
              8.750% 07/01/12@..........................................       127,889
  80,000    Stone Energy Corporation,
              8.250% 12/15/11...........................................        80,000
  60,000    Triton Energy Ltd.,
              8.875% 10/01/07...........................................        66,000
 105,000    Vintage Petroleum, Inc.,
              7.875% 05/15/11...........................................        95,025
 265,000    Vintage Petroleum, Inc.,
              8.250% 05/01/12@..........................................       260,362
                                                                           -----------
                                                                             1,137,870
                                                                           -----------
            FINANCE -- MISCELLANEOUS -- 0.4%
 295,000    The FINOVA Group Inc.,
              7.500% 11/15/09...........................................        97,350
                                                                           -----------
            FOOD PRODUCTS -- 0.6%
  15,000    Chiquita Brands International, Inc.,
              10.560% 03/15/09..........................................        15,750
 130,000    Herbalife International, Inc.,
              11.750% 07/15/10@.........................................       130,000
                                                                           -----------
                                                                               145,750
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            HEALTH SERVICES -- 4.3%
$220,000    Express Scripts, Inc.,
              9.625% 06/15/09...........................................   $   242,000
 115,000    Fountain View Inc.,
              Series B,
              11.250% 04/15/08(b).......................................        69,000
 185,000    HCA Inc.,
              7.500% 11/15/95...........................................       175,170
 110,000    Manor Care, Inc.,
              7.500% 06/15/06...........................................       113,719
  75,000    Manor Care, Inc.,
              8.000% 03/01/08...........................................        77,344
  50,000    Rotech Healthcare Inc.,
              9.500% 04/01/12@..........................................        51,000
 105,000    Team Health Inc.,
              Series B,
              12.000% 03/15/09..........................................       117,600
 210,000    Unilab Finance Corporation,
              12.750% 10/01/09..........................................       245,699
                                                                           -----------
                                                                             1,091,532
                                                                           -----------
            HEAVY MACHINERY -- 0.9%
  75,000    Thermadyne Bank Debt Term A,
              4.590%** 05/22/04(g)......................................        68,625
  82,500    Thermadyne Bank Debt Term B,
              4.840%** 05/22/05(g)......................................        75,075
  82,500    Thermadyne Bank Debt Term C,
              5.090%** 05/22/06(g)......................................        75,075
                                                                           -----------
                                                                               218,775
                                                                           -----------
            LODGING AND RECREATION -- 6.4%
 110,000    Bally Total Fitness Holding Corporation,
              Series D,
              9.875% 10/15/07...........................................       109,175
 145,000    Harrahs Operating Company, Inc., 8.000% 02/01/11............       156,841
  60,000    Hilton Hotels Corporation,
              7.625% 05/15/08...........................................        61,226
  60,000    Hilton Hotels Corporation,
              8.250% 02/15/11##.........................................        62,310
  80,000    Hollywood Casino Corporation,
              13.000%@@ 08/01/06........................................        87,600
 245,000    ITT Corporation,
              7.375% 11/15/15...........................................       226,311
  50,000    ITT Corporation,
              7.750% 11/15/25...........................................        44,020
  80,000    Jacobs Entertainment,
              11.875% 02/01/09@.........................................        82,000
  50,000    Mandalay Resort Group,
              9.500% 08/01/08...........................................        53,000
 100,000    Park Place Entertainment Corporation,
              8.875% 09/15/08...........................................       103,125
 110,000    Pinnacle Entertainment, Inc.,
              Series B,
              9.250% 02/15/07...........................................        98,450
  37,000    President Casinos, Inc.,
              13.000% 09/15/03(a)(b)....................................        17,575
 165,000    Vail Resorts, Inc.,
              8.750% 05/15/09...........................................       165,000

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            LODGING AND RECREATION -- (CONTINUED)
$270,000    Venetian Casino Resort LLC,
              11.000% 06/15/10@.........................................   $   271,688
  80,000    Wheeling Island Gaming Inc.,
              10.125% 12/15/09..........................................        82,400
                                                                           -----------
                                                                             1,620,721
                                                                           -----------
            MEDICAL DEVICES AND SUPPLIES -- 2.7%
 185,000    Alaris Medical Systems, Inc.,
              9.750% 12/01/06...........................................       182,225
 135,000    Alaris Medical Systems, Inc.,
              (0.000)% due 08/01/08
              11.125% beginning 08/01/03................................       113,400
 204,000    DJ Orthopedics LLC,
              12.625% 06/15/09..........................................       223,635
 185,000    Per-Se Technologies, Inc.,
              Series B,
              9.500% 02/15/05...........................................       177,600
                                                                           -----------
                                                                               696,860
                                                                           -----------
            METALS AND MINING -- 1.7%
  75,000    Commonwealth Industries, Inc.,
              10.750% 10/01/06..........................................        75,375
  90,000    Newmont Mining Corporation,
              8.625% 05/15/11...........................................       101,238
  75,000    Ormet Corporation,
              11.000% 08/15/08@.........................................        44,250
 110,000    UCAR Finance Inc.,
              10.250% 02/15/12@.........................................       112,200
 100,000    United States Steel LLC,
              10.750% 08/01/08@.........................................       104,000
                                                                           -----------
                                                                               437,063
                                                                           -----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.6%
 150,000    Avaya Inc.,
              11.125% 04/01/09##........................................       137,250
 150,000    IPC Acquisition Corporation,
              11.500% 12/15/09..........................................       144,000
  95,000    Lucent Technologies Inc.,
              7.250% 07/15/06##.........................................        64,600
  80,000    Lucent Technologies Inc.,
              6.500% 01/15/28...........................................        41,200
 165,000    Lucent Technologies Inc.,
              6.450% 03/15/29...........................................        84,975
 115,000    Marconi Corporation plc,
              7.750% 09/15/10##.........................................        34,500
 170,000    Marconi Corporation plc,
              8.375% 09/15/30...........................................        51,000
 170,000    Nortel Networks Ltd.,
              6.125% 02/15/06##.........................................        96,900
                                                                           -----------
                                                                               654,425
                                                                           -----------
            OILFIELD SERVICES -- 2.0%
 115,000    Grant Prideco, Inc.,
              Series B,
              9.625% 12/01/07...........................................       120,175
  60,000    Halliburton Company, MTN,
              6.000% 08/01/06...........................................        57,523
 135,000    Halliburton Company,
              Series A, MTN,
              6.750% 02/01/27...........................................       132,056

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            OILFIELD SERVICES -- (CONTINUED)
$ 50,000    Hallliburton Company,
              8.750% 02/15/21...........................................   $    46,889
  80,000    Parker Drilling Company,
              Series D,
              9.750% 11/15/06...........................................        81,600
  80,000    Pride International, Inc.,
              9.375% 05/01/07...........................................        83,400
                                                                           -----------
                                                                               521,643
                                                                           -----------
            PACKAGING AND CONTAINERS -- 1.2%
  94,216    Owens Corning Bank Debt,
              .000% 06/26/03(g).........................................        63,949
  90,000    Owens-Brockway,
              8.875% 02/15/09@..........................................        90,000
  70,000    Owens-Illinois, Inc.,
              7.150% 05/15/05...........................................        65,100
 110,000    Owens-Illinois, Inc.,
              7.800% 05/15/18...........................................        91,850
                                                                           -----------
                                                                               310,899
                                                                           -----------
            PAPER AND FOREST PRODUCTS -- 1.9%
 135,000    Doman Industries Ltd., Class A,
              12.000% 07/01/04..........................................       124,199
 100,000    Georgia-Pacific Corporation,
              9.625% 03/15/22...........................................        97,295
  95,000    Georgia-Pacific Corporation,
              9.500% 05/15/22...........................................        91,526
  80,000    Georgia-Pacific Corporation,
              7.375% 12/01/25...........................................        65,597
 115,000    Pope and Talbot, Inc.,
              8.375% 06/01/13...........................................       106,375
                                                                           -----------
                                                                               484,992
                                                                           -----------
            PHARMACEUTICALS -- 1.5%
  85,000    AmerisourceBergen Corporation,
              8.125% 09/01/08...........................................        87,763
 240,000    Caremark Rx, Inc.,
              7.375% 10/01/06...........................................       242,399
  65,000    McKesson Corporation,
              7.650% 03/01/27...........................................        61,558
                                                                           -----------
                                                                               391,720
                                                                           -----------
            PUBLISHING AND ADVERTISING -- 2.7%
 110,000    American Color Graphics,
              12.750% 08/01/05..........................................       109,038
 120,000    Garden State Newspapers, Inc., Series B,
              8.750% 10/01/09...........................................       118,500
  85,000    Key3Media Group, Inc.,
              11.250% 06/15/11..........................................        31,025
 110,000    Phoenix Color Corporation,
              10.375% 02/01/09..........................................        88,000
  40,000    Quebecor Media Inc.,
              11.125% 07/15/11..........................................        39,400
 140,000    Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/01/06................................        81,900
 170,000    TDL Infomedia Holdings Ltd.,
              (0.000)% due 10/15/10
              15.500% beginning 10/15/04................................       136,850

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
$ 49,499    Ziff Davis Media Inc.,
              Series B,
              9.750%@@ 03/31/07.........................................   $    41,744
 215,000    Ziff Davis Media Inc.,
              Series B,
              12.000% 07/15/10..........................................        54,019
                                                                           -----------
                                                                               700,476
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.3%
  23,538    Ermis Maritime Holdings Ltd.,
              12.500% 12/31/04(a)(d)....................................        20,045
   1,584    Pegasus Promissory Note,
              .000% 01/01/99(b).........................................             0++
  80,000    Sea Containers Ltd.,
              Series B, 7.875% 02/15/08.................................        58,600
                                                                           -----------
                                                                                78,645
                                                                           -----------
            REAL ESTATE -- 1.7%
 105,000    BF Saul,
              Series B,
              9.750% 04/01/08...........................................       103,950
 170,000    CB Richard Ellis Services Inc.,
              11.250% 06/15/11..........................................       142,800
  13,998    DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07...........................................         8,399
  75,000    DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15...........................................        40,500
  20,000    DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19...........................................        11,200
 135,000    LNR Property Corporation,
              Series B,
              9.375% 03/15/08...........................................       133,650
                                                                           -----------
                                                                               440,499
                                                                           -----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.8%
   5,000    Crescent Real Estate Equities LP,
              7.500%@@ 09/15/07.........................................         4,831
 300,000    Crescent Real Estate Equities LP,
              9.250% 04/15/09@..........................................       309,252
  90,000    Healthcare Realty Trust, Inc.,
              8.125% 05/01/11...........................................        94,338
 130,000    MeriStar Hospitality Corporation,
              9.000% 01/15/08...........................................       124,150
  95,000    OMEGA Healthcare Investors, Inc.,
              6.950% 08/01/07...........................................        82,883
 100,000    Senior Housing Properties Trust,
              8.625% 01/15/12...........................................       103,000
                                                                           -----------
                                                                               718,454
                                                                           -----------
            SEMICONDUCTORS -- 0.4%
 120,000    ON Semiconductor Corporation,
              12.000% 05/15/08@.........................................       104,400
                                                                           -----------

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            SOFTWARE -- 0.5%
$145,000    Computer Associates International, Inc.,
              Series B,
              6.250% 04/15/03...........................................   $   137,025
                                                                           -----------
            SPECIALTY STORES -- 1.2%
 195,000    The Gap, Inc.,
              5.625% 05/01/03##.........................................       192,271
 130,000    The Gap, Inc.,
              6.900% 09/15/07##.........................................       118,653
                                                                           -----------
                                                                               310,924
                                                                           -----------
            STEEL -- 0.3%
 111,000    Algoma Steel Inc.,
              11.000% 12/31/09..........................................        84,360
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 6.7%
  75,000    360networks Inc.,
              13.000% 05/01/08(b).......................................             8
 105,000    AirGate PCS, Inc.,
              (0.000)% due 10/01//09
              13.500% beginning 10/01/04##..............................        21,000
 105,000    Alamosa Delaware Inc.,
              12.500% 02/01/11..........................................        29,400
 175,000    Alamosa Holdings, Inc.,
              (0.000)% due 02/15/10
              12.875% beginning 02/15/05................................        26,250
 200,000    AT&T Wireless Services Inc.,
              8.125% 05/01/12##.........................................       163,088
  35,000    AT&T Wireless Services Inc.,
              8.750% 03/01/31...........................................        27,030
  57,411    Call-Net Enterprises Inc.,
              10.625% 12/31/08..........................................        16,649
 125,000    COLO.COM,
              13.875% 03/15/10@(b)......................................         5,000
 110,000    Dobson Communications Corporation, Class A,
              10.875% 07/01/10..........................................        64,900
 245,000    Globix Corporation,
              12.500% 02/01/10(b)(c)....................................        44,100
  40,825    GT Telecom Racers Notes Trust, Series A,
              6.563%** 06/30/08.........................................         8,165
  29,175    GT Telecom Racers Notes Trust, Series B,
              6.625%** 02/03/03.........................................         5,835
  85,000    IMPSAT Fiber Networks, Inc.,
              13.750% 02/15/05(b).......................................         1,700
  81,000    Loral Cyberstar Inc.,
              10.000% 07/15/06..........................................        55,890
 280,000    Millicom International Cellular SA,
              13.500% 06/01/06..........................................        98,000
 595,000    NEON Communications Inc.,
              12.750% 08/15/08##(b).....................................        17,850
 100,000    Nextel International Inc.,
              12.750% 08/01/10##(b).....................................         1,500
  95,000    Nextel International Inc.,
              (0.000)% due 04/15/08(b)
              12.125% beginning 04/15/03................................           950

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)




PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$ 80,000    Pagemart Nationwide,
              15.000% 02/01/05(b)(c)....................................   $       400
  55,000    PSINet, Inc.,
              11.500% 11/01/08(b)(c)....................................         5,431
 100,000    PSINet, Inc.,
              11.000% 08/01/09(b)(c)....................................         9,750
 100,000    Qwest Capital Funding Inc.,
              7.750% 08/15/06...........................................        61,000
 145,000    Qwest Capital Funding, Inc.,
              5.875% 08/03/04...........................................        94,250
 140,000    Qwest Capital Funding, Inc.,
              7.900% 08/15/10...........................................        79,100
  25,000    Qwest Capital Funding, Inc.,
              6.500% 11/15/18...........................................        12,500
  30,000    Qwest Capital Funding, Inc.,
              7.625% 08/03/21...........................................        15,450
  50,000    Qwest Corporation,
              7.625% 06/09/03...........................................        46,000
  65,000    Qwest Corporation,
              7.200% 11/01/04...........................................        58,222
  10,000    Qwest Corporation,
              5.625% 11/15/08...........................................         7,500
 235,000    Qwest Corporation,
              8.875% 03/15/12@..........................................       209,150
 205,000    Sprint Capital Corporation,
              5.875% 05/01/04...........................................       177,581
 140,000    Sprint Capital Corporation,
              8.750% 03/15/32...........................................       105,289
  61,000    Telesystem International Wireless Inc.,
              14.000% 12/30/03..........................................        48,800
 155,000    TSI Telecommunication Services Inc.,
              12.750% 02/01/09@.........................................       150,350
 170,000    US Unwired Inc.,
              Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04................................        40,800
                                                                           -----------
                                                                             1,708,888
                                                                           -----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $22,111,878)........................................    19,642,296
                                                                           -----------
            FOREIGN BONDS AND NOTES -- 2.0%
 100,000    Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              11.750% 06/15/09..........................................        94,000
 100,000    Grupo Transportacion Ferroviaria Mexicana, SA de CV,
              12.500% 06/15/12@.........................................        94,499
  80,000    Ono Finance plc,
              13.000% 05/01/09(f).......................................        26,862
   5,000    Ono Finance plc,
              13.000% 05/01/09..........................................         1,800

PRINCIPAL
 AMOUNT                                                                       VALUE
---------------------------------------------------------------------------------------
            FOREIGN BONDS AND NOTES -- (CONTINUED)
$ 70,000    Petroleum Geo-Services ASA,
              6.250% 11/19/03...........................................   $    60,550
 110,000    Petroleum Geo-Services ASA,
              7.125% 03/30/28...........................................        73,700
 105,000    Rogers Cantel Inc.,
              9.750% 06/01/16...........................................        73,500
  50,000    SBS Broadcasting SA,
              12.000% 06/15/08(f).......................................        45,428
 105,000    United Pan-Europe Communications N.V.,
              Series B,
              11.250% 02/01/10..........................................        13,480
  40,000    Xerox Capital (Europe) plc,
              5.875% 05/15/04...........................................        32,800
                                                                           -----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $552,279)...........................................       516,619
                                                                           -----------
            FOREIGN CONVERTIBLE BONDS AND
              NOTES -- 0.4%
  40,000    Colt Telecom Group plc,
              2.000% 03/29/06@(f).......................................        16,690
 100,000    Colt Telecom Group plc,
              2.000% 12/16/06@(f).......................................        39,008
 115,000    Colt Telecom Group plc,
              2.000% 04/03/07@(f).......................................        45,428
  15,000    KPNQwest NV,
              10.000% 03/15/12(b)(c)(f).................................           166
                                                                           -----------
            TOTAL FOREIGN CONVERTIBLE BONDS AND NOTES
              (Cost $160,501)...........................................       101,292
                                                                           -----------
            MORTGAGE-BACKED SECURITIES -- 0.2%
              (Cost $56,573)
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.2%
 100,000    Commercial Trust I,
              Series 1993-KA, Class A2,
              7.630% 12/15/13...........................................        40,000
                                                                           -----------
 SHARES
---------
            PREFERRED STOCKS -- 1.2%
            BROADCASTING AND CABLE -- 0.4%
   2,620    Mediaone Financing Trust....................................        53,160
     500    Paxon Communications
              Corporation!!(d)..........................................        39,000
                                                                           -----------
                                                                                92,160
                                                                           -----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.0%+
     524    Ermis Maritime Holding Ltd.=(a).............................             5
                                                                           -----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Separate Account Trust -- High Yield Bond Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)              JUNE 30, 2002 (UNAUDITED)


 SHARES                                                                       VALUE
---------------------------------------------------------------------------------------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
   1,750    Sovereign REIT@.............................................   $   195,125
                                                                           -----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
     950    Rural Cellular Corporation,
              Series B,!!(d)............................................        18,050
                                                                           -----------
            TOTAL PREFERRED STOCKS
              (Cost $342,465)...........................................       305,340
                                                                           -----------
PRINCIPAL
 AMOUNT
---------
            U.S. TREASURY OBLIGATIONS -- 1.0%
              (Cost $256,838)
            U.S. TREASURY NOTES -- 1.0%
$270,000      5.375% 02/15/31##.........................................       264,387
                                                                           -----------
 SHARES
---------
            WARRANTS -- 0.0%+
     125    COLO.COM
              Expire 03/15/10!!@(a).....................................             1
     803    Loral Space & Communications
              Expire 1/15/07!!..........................................           482
     105    Ono Finance plc
              Expire 03/16/11!!@........................................            13
                                                                           -----------
            TOTAL WARRANTS
              (Cost $28,005)............................................           496
                                                                           -----------
            INVESTMENT COMPANIES -- 19.0%
              (Cost $4,851,060)
4,851,060   Nations Cash Reserves, Capital Class Shares#................     4,851,059
                                                                           -----------
            TOTAL INVESTMENTS
              (Cost $30,776,124*).............................   109.4%     27,857,590
                                                                           -----------
            OTHER ASSETS AND LIABILITIES (NET)................    (9.4)%
            Cash........................................................   $     6,386
            Receivable for investment securities sold...................        85,100
            Receivable for Fund shares sold.............................       177,825
            Dividends receivable........................................        12,687
            Interest receivable.........................................       589,003
            Unrealized depreciation on forward foreign exchange
              contracts.................................................        (7,437)
            Collateral on securities loaned.............................    (2,732,060)
            Payable for Fund shares redeemed............................       (49,042)
            Investment advisory fee payable.............................       (12,410)
            Administration fee payable..................................        (4,839)
            Payable for investment securities purchased.................      (361,467)
            Accrued Trustees' fees and expenses.........................       (27,887)
            Accrued expenses and other liabilities......................       (59,075)
                                                                           -----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)....................    (2,383,216)
                                                                           -----------
            NET ASSETS........................................   100.0%    $25,474,374
                                                                           ===========

                                                                              VALUE
---------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $ 1,008,582
            Accumulated net realized loss on investments sold...........       (61,221)
            Net unrealized depreciation of investments, foreign currency
              and net other assets......................................    (2,924,652)
            Paid-in capital.............................................    27,451,665
                                                                           -----------
            NET ASSETS..................................................   $25,474,374
                                                                           ===========
            Net asset value per share
              ($25,474,374 / 2,881,350 shares of common stock
              outstanding)..............................................         $8.84
                                                                           ===========

---------------

 *Federal income tax information (see Note 9).

***Zero coupon security. The rate shown reflects the yield to maturity at June 30, 2002.

 @@Variable rate note. The interest rate shown reflects the rate in effect at June 30, 2002.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!Non-income producing security.

 +Amount represents less than 0.1%.

++Amount represents less than $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and sub-advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (Note 8). The portion that represents cash collateral is $2,732,060.

##All or a portion of security was on loan at June 30, 2002. The aggregate cost and market value of securities on loan at June 30, 2002 is $3,096,088 and $2,490,811, respectively.

(a)Fair valued security.

(b)Issue in default.

(c)Issuer in bankruptcy.

(d)PIK ("Payment in Kind"). Interest or dividend payment is made with additional securities.

(e)Principal amount denominated in Canadian Dollar.

(f)Principal amount denominated in Euro.

(g)Loan participation agreement.

ABBREVIATIONS:

ADR  --   American Depository Receipt
MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the period ended June 30, 2002 (unaudited)

                                                     INTERNATIONAL      INTERNATIONAL         FOCUSED             SMALL
                                                     OPPORTUNITIES          VALUE             EQUITIES           COMPANY
                                                       PORTFOLIO          PORTFOLIO          PORTFOLIO          PORTFOLIO
                                                     -----------------------------------------------------------------------
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of
  $12,109, $25,633, $22,161, $111, $730, $11,305,
  $0, $0, $221, $0 and $153, respectively).........  $       97,865     $      216,593     $      465,431     $       26,874
Dividend income from affiliated funds..............             494              7,686                478              8,173
Interest...........................................           2,766                 --             25,779                 --
Securities lending.................................              --                 --             10,727              2,964
                                                     --------------     --------------     --------------     --------------
    Total investment income........................         101,125            224,279            502,415             38,011
                                                     --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee............................          46,557             72,171            446,162             62,712
Administration fee.................................          12,803             17,642            136,824             16,026
Transfer agent fees................................           1,743              1,329             17,828              1,682
Custodian fees.....................................          15,743              2,787              4,387              1,251
Trustees' fees and expenses........................           8,928              8,929              8,928              8,928
Shareholder servicing and distribution fees........          14,549             20,047            148,721             17,420
Legal and audit fees...............................          18,765             17,731             40,526             18,785
Printing expense...................................           9,290             10,774              8,269             10,722
Amortization of organization costs.................           1,900                 --              1,900              1,900
Interest expense...................................              71                 --                340                 --
Other..............................................             714                711              3,570                721
                                                     --------------     --------------     --------------     --------------
    Total expenses.................................         131,063            152,121            817,455            140,147
Fees waived and expenses reimbursed by investment
  advisor and/or distributor.......................         (58,147)           (51,754)          (159,451)           (53,033)
Fees reduced by credits allowed by the custodian...            (100)              (130)               (18)               (15)
                                                     --------------     --------------     --------------     --------------
    Net expenses...................................          72,816            100,237            657,986             87,099
                                                     --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS).......................          28,309            124,042           (155,571)           (49,088)
                                                     --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions............................         312,380             89,370         (1,431,160)          (224,580)
  Futures contracts................................              --                 --                 --                 --
  Foreign currency and net other assets............          (7,167)            (2,779)            (1,943)                --
                                                     --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments............         305,213             86,591         (1,433,103)          (224,580)
                                                     --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation)
  of:
  Securities.......................................         362,144           (884,080)         3,295,441         (1,538,193)
  Futures contracts................................              --                 --                 --                 --
  Foreign currency and net other assets............           1,877                378                 72                 --
                                                     --------------     --------------     --------------     --------------
Net change in unrealized
  appreciation/(depreciation) of investments.......         364,021           (883,702)         3,295,513         (1,538,193)
                                                     --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments......................................         669,234           (797,111)         1,862,410         (1,762,773)
                                                     --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
  FROM OPERATIONS..................................  $      697,543     $     (673,069)    $    1,706,839     $   (1,811,861)
                                                     ==============     ==============     ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

                                         CAPITAL           MIDCAP                            ASSET          HIGH YIELD
     21ST CENTURY        GROWTH           GROWTH           GROWTH           VALUE          ALLOCATION          BOND
      PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
            15,826   $      301,622   $       68,520   $        5,588   $      146,571   $       35,934   $       36,121
    $
               439              484            9,441            7,272            6,961           14,270           16,345
             3,887           21,467               --               --            1,053           84,721        1,068,062
                62            6,483               --               --            1,352              596            3,551
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            20,214          330,056           77,961           12,860          155,937          135,521        1,124,079
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            18,651          276,464           54,167           17,930           50,779           32,938           59,398
             5,720           84,783           19,167            6,345           17,968           11,655           24,839
               564           11,294            2,785              435            1,737            1,476            2,180
               788            3,577            1,386              334              911              863            3,301
             8,928            8,928            8,928            8,873            8,928            8,928            8,925
             6,217           92,155           20,833            6,896           19,530           12,668           26,999
            13,837           31,301           19,934           12,646           19,336           17,747           20,196
             8,092            7,319            6,337            8,150            4,375            8,803           17,219
             1,900            1,900            1,900               --            1,900            1,900               --
                --               --               --               --               --               --               --
               452            2,525              867              391              724              558              911
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            65,149          520,246          136,304           62,000          126,188           97,536          163,968
           (37,777)        (107,463)         (53,026)         (34,408)         (48,057)         (46,843)         (55,899)
               (17)             (33)              (4)              (7)             (10)             (20)             (73)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            27,355          412,750           83,274           27,585           78,121           50,673          107,996
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            (7,141)         (82,694)          (5,313)         (14,725)          77,816           84,848        1,016,083
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (87,755)      (1,725,430)      (2,787,601)        (368,823)        (338,441)        (375,738)         (34,021)
                --               --               --               --               --               --               --
               414           (2,080)              --               --               --               --           (4,782)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
           (87,341)      (1,727,510)      (2,787,601)        (368,823)        (338,441)        (375,738)         (38,803)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
                          2,123,197         (999,518)      (1,379,126)        (800,312)        (638,426)      (1,339,335)
           186,788
                --               --               --               --               --               --               --
                --               83               --               --               --               --          (11,829)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
                          2,123,280         (999,518)      (1,379,126)        (800,312)        (638,426)      (1,351,164)
           186,788
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            99,447          395,770       (3,787,119)      (1,747,949)      (1,138,753)      (1,014,164)      (1,389,967)
    --------------   --------------   --------------   --------------   --------------   --------------   --------------
            92,306   $      313,076   $   (3,792,432)  $   (1,762,674)  $   (1,060,937)  $     (929,316)  $     (373,884)
    $
    ==============   ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                           INTERNATIONAL OPPORTUNITIES              INTERNATIONAL VALUE
                                                                    PORTFOLIO                            PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          SIX MONTHS                            SIX MONTHS
                                                            ENDED                                 ENDED
                                                           6/30/02           YEAR ENDED          6/30/02          YEAR ENDED
                                                         (UNAUDITED)          12/31/01         (UNAUDITED)         12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $       28,309     $       69,235     $      124,042    $       75,957
Net realized gain/(loss) on investments.............           305,213         (3,982,093)            86,591            61,576
Net change in unrealized appreciation/(depreciation)
  of investments....................................           364,021          1,949,247           (883,702)         (653,949)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................           697,543         (1,963,611)          (673,069)         (516,416)
Distributions to shareholders from net investment
  income............................................                --            (25,031)                --           (71,488)
Distributions to shareholders from net realized gain
  on investments....................................                --             (3,715)                --           (56,301)
Distributions to shareholders from paid in
  capital...........................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................            89,536           (615,151)        10,254,068        10,028,858
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............           787,079         (2,607,508)         9,580,999         9,384,653
NET ASSETS:
Beginning of period.................................        11,329,884         13,937,392         11,506,197         2,121,544
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   12,116,963     $   11,329,884     $   21,087,196    $   11,506,197
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $       28,309     $           --     $      127,693    $        3,651
                                                        ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

      FOCUSED EQUITIES PORTFOLIO          SMALL COMPANY PORTFOLIO           21ST CENTURY PORTFOLIO
    -------------------------------   -------------------------------   -------------------------------
      SIX MONTHS                        SIX MONTHS                        SIX MONTHS
        ENDED                             ENDED                             ENDED
       6/30/02         YEAR ENDED        6/30/02         YEAR ENDED        6/30/02         YEAR ENDED
     (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01
-------------------------------------------------------------------------------------------------------
    $     (155,571)  $      (95,435)  $      (49,088)  $      (30,864)  $       (7,141)  $      (17,881)
        (1,433,103)     (25,604,152)        (224,580)         152,452          (87,341)      (2,092,170)
                         (1,239,264)      (1,538,193)         403,036          186,788          726,986
         3,295,513
    --------------   --------------   --------------   --------------   --------------   --------------
         1,706,839      (26,938,851)      (1,811,861)         524,624           92,306       (1,383,065)
                --               --               --               --               --               --
                                 --               --          (50,371)              --               --
                --
                --               --               --               --               --               --
                         (5,035,818)       3,910,394        2,776,206          402,358        1,101,301
           150,275
    --------------   --------------   --------------   --------------   --------------   --------------
         1,857,114      (31,974,669)       2,098,533        3,250,459          494,664         (281,764)

       116,739,446      148,714,115       12,578,661        9,328,202        4,825,482        5,107,246
    --------------   --------------   --------------   --------------   --------------   --------------
    $  118,596,560   $  116,739,446   $   14,677,194   $   12,578,661   $    5,320,146   $    4,825,482
    ==============   ==============   ==============   ==============   ==============   ==============
    $     (155,571)  $           --   $      (49,088)  $           --   $       (7,141)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                GROWTH PORTFOLIO                  CAPITAL GROWTH PORTFOLIO
                                                        ---------------------------------     --------------------------------
                                                          SIX MONTHS                            SIX MONTHS
                                                            ENDED                                 ENDED
                                                           6/30/02           YEAR ENDED          6/30/02          YEAR ENDED
                                                         (UNAUDITED)          12/31/01         (UNAUDITED)         12/31/01
                                                        ----------------------------------------------------------------------
Net investment income/(loss)........................    $      (82,694)    $     (110,360)    $       (5,313)   $       34,173
Net realized gain/(loss) on investments.............        (1,727,510)       (15,634,755)        (2,787,601)       (1,840,992)
Net change in unrealized appreciation/(depreciation)
  of investments....................................         2,123,280           (685,767)          (999,518)         (853,840)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations........................................           313,076        (16,430,882)        (3,792,432)       (2,660,659)
Distributions to shareholders from net investment
  income............................................                --             (1,084)                --           (27,347)
Distributions to shareholders from net realized gain
  on investments....................................                --                 --                 --                --
Distributions to shareholders from paid in
  capital...........................................                --                 --                 --                --
Net increase/(decrease) in net assets from Fund
  share transactions................................        (1,040,820)        (1,808,695)          (495,463)       (1,508,624)
                                                        --------------     --------------     --------------    --------------
Net increase/(decrease) in net assets...............          (727,744)       (18,240,661)        (4,287,895)       (4,196,630)
NET ASSETS:
Beginning of period.................................        72,550,273         90,790,934         18,345,727        22,542,357
                                                        --------------     --------------     --------------    --------------
End of period.......................................    $   71,822,529     $   72,550,273     $   14,057,832    $   18,345,727
                                                        ==============     ==============     ==============    ==============
Undistributed net investment
  income/(loss)/(distributions in excess of net
  investment income) at end of period...............    $      (82,694)    $           --     $        6,256    $       11,569
                                                        ==============     ==============     ==============    ==============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

          MIDCAP GROWTH PORTFOLIO                     VALUE PORTFOLIO             ASSET ALLOCATION PORTFOLIO
-------------------------------------------   -------------------------------   -------------------------------
              SIX MONTHS                        SIX MONTHS                        SIX MONTHS
                ENDED                             ENDED                             ENDED
               6/30/02        PERIOD ENDED       6/30/02         YEAR ENDED        6/30/02         YEAR ENDED
             (UNAUDITED)      12/31/01(A)      (UNAUDITED)        12/31/01       (UNAUDITED)        12/31/01
---------------------------------------------------------------------------------------------------------------

            $      (14,725)  $       (2,277)  $       77,816   $      114,690   $       84,848   $      199,320
                  (368,823)         (58,729)        (338,441)        (398,209)        (375,738)        (115,531)

                (1,379,126)         (40,784)        (800,312)        (484,545)        (638,426)        (496,276)
            --------------   --------------   --------------   --------------   --------------   --------------
                (1,762,674)        (101,790)      (1,060,937)        (768,064)        (929,316)        (412,487)
                        --               --               --         (112,446)              --         (199,217)

                        --               --               --               --               --               --
                        --               --               --               --               --               --

                 4,985,456        3,661,520        2,882,674        3,824,205          444,263        3,375,363
            --------------   --------------   --------------   --------------   --------------   --------------
                 3,222,782        3,559,730        1,821,737        2,943,695         (485,053)       2,763,659

                 3,559,730               --       14,016,567       11,072,872       10,085,088        7,321,429
            --------------   --------------   --------------   --------------   --------------   --------------
            $    6,782,512   $    3,559,730   $   15,838,304   $   14,016,567   $    9,600,035   $   10,085,088
            ==============   ==============   ==============   ==============   ==============   ==============

            $      (14,725)  $           --   $       83,705   $        5,889   $       86,522   $        1,674
            ==============   ==============   ==============   ==============   ==============   ==============

              HIGH YIELD BOND PORTFOLIO
---------  -------------------------------
             SIX MONTHS
               ENDED
              6/30/02         YEAR ENDED
            (UNAUDITED)        12/31/01
---------  -------------------------------

           $    1,016,083   $    1,468,103
                  (38,803)         180,211

               (1,351,164)        (707,440)
           --------------   --------------
                 (373,884)         940,874
                       --       (1,470,381)

                       --               --
                       --               --

                8,571,895        7,962,790
           --------------   --------------
                8,198,011        7,433,283

               17,276,363        9,843,080
           --------------   --------------
           $   25,474,374   $   17,276,363
           ==============   ==============

           $    1,008,582   $       (7,501)
           ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                 INTERNATIONAL OPPORTUNITIES PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................     98,080    $ 1,058,728         161,376    $  1,798,873
Issued as reinvestment of dividends...................         --             --           2,956          28,746
Repurchased...........................................    (88,598)      (969,192)       (224,887)     (2,442,770)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................      9,482    $    89,536         (60,555)   $   (615,151)
                                                        =========    ===========      ==========    ============

                                                                     INTERNATIONAL VALUE PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................  1,259,869    $10,854,429       1,171,946    $ 10,245,391
Issued as reinvestment of dividends...................         --             --          15,461         127,789
Repurchased...........................................    (70,608)      (600,361)        (42,276)       (344,322)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................  1,189,261    $10,254,068       1,145,131    $ 10,028,858
                                                        =========    ===========      ==========    ============

                                                                       FOCUSED EQUITIES PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................    628,841    $ 8,695,082         766,343    $ 10,758,974
Issued as reinvestment of dividends...................         --             --              --              --
Repurchased...........................................   (619,337)    (8,544,807)     (1,185,194)    (15,794,792)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................      9,504    $   150,275        (418,851)   $ (5,035,818)
                                                        =========    ===========      ==========    ============

                                                                        SMALL COMPANY PORTFOLIO
                                                            SIX MONTHS ENDED
                                                             JUNE 30, 2002                    YEAR ENDED
                                                              (UNAUDITED)                 DECEMBER 31, 2001
                                                        ------------------------      --------------------------
                                                         SHARES        DOLLARS          SHARES        DOLLARS
                                                        --------------------------------------------------------
Sold..................................................    439,514    $ 4,205,181         395,691    $  3,620,955
Issued as reinvestment of dividends...................         --             --           5,204          50,371
Repurchased...........................................    (31,880)      (294,787)       (100,538)       (895,120)
                                                        ---------    -----------      ----------    ------------
Net increase/(decrease)...............................    407,634    $ 3,910,394         300,357    $  2,776,206
                                                        =========    ===========      ==========    ============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

                                                                           21ST CENTURY PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   252,144    $ 1,600,174       371,831    $  2,350,052
Issued as reinvestment of dividends.......................        --             --            --              --
Repurchased...............................................  (189,937)    (1,197,816)     (199,609)     (1,248,751)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................    62,207    $   402,358       172,222    $  1,101,301
                                                            ========    ===========      ========    ============

                                                                              GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   309,635    $ 4,276,865       590,033    $  8,260,911
Issued as reinvestment of dividends.......................        --             --            94           1,084
Repurchased...............................................  (385,392)    (5,317,685)     (754,951)    (10,070,690)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   (75,757)   $(1,040,820)     (164,824)   $ (1,808,695)
                                                            ========    ===========      ========    ============

                                                                          CAPITAL GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)               DECEMBER 31, 2001
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    69,037    $   639,130       207,181    $  2,172,665
Issued as reinvestment of dividends.......................        --             --         2,793          27,347
Repurchased...............................................  (124,221)    (1,134,593)     (356,918)     (3,708,636)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   (55,184)   $  (495,463)     (146,944)   $ (1,508,624)
                                                            ========    ===========      ========    ============

                                                                           MIDCAP GROWTH PORTFOLIO
                                                               SIX MONTHS ENDED
                                                                 JUNE 30, 2002                 PERIOD ENDED
                                                                  (UNAUDITED)              DECEMBER 31, 2001(A)
                                                            -----------------------      ------------------------
                                                             SHARES       DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................   724,652    $ 5,490,421       440,309    $  3,804,357
Issued as reinvestment of dividends.......................        --             --            --              --
Repurchased...............................................   (73,247)      (504,965)      (18,364)       (142,837)
                                                            --------    -----------      --------    ------------
Net increase/(decrease)...................................   651,405    $ 4,985,456       421,945    $  3,661,520
                                                            ========    ===========      ========    ============

---------------

(a)MidCap Growth commenced operations on May 1, 2001.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                               VALUE PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    480,757    $ 4,927,941       472,360    $ 4,901,271
Issued as reinvestment of dividends.......................         --             --        10,946        112,446
Repurchased...............................................   (201,090)    (2,045,267)     (114,606)    (1,189,512)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................    279,667    $ 2,882,674       368,700    $ 3,824,205
                                                            =========    ===========      ========    ===========

                                                                         ASSET ALLOCATION PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................    177,014    $ 1,634,200       421,173    $ 4,136,852
Issued as reinvestment of dividends.......................         --             --        21,128        199,217
Repurchased...............................................   (130,001)    (1,189,937)      (98,914)      (960,706)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................     47,013    $   444,263       343,387    $ 3,375,363
                                                            =========    ===========      ========    ===========

                                                                          HIGH YIELD BOND PORTFOLIO
                                                                SIX MONTHS ENDED
                                                                 JUNE 30, 2002                  YEAR ENDED
                                                                  (UNAUDITED)                DECEMBER 31, 2001
                                                            ------------------------      -----------------------
                                                             SHARES        DOLLARS         SHARES       DOLLARS
                                                            -----------------------------------------------------
Sold......................................................  1,023,017    $ 9,400,434       726,456    $ 6,897,927
Issued as reinvestment of dividends.......................         --             --       166,177      1,470,381
Repurchased...............................................    (90,472)      (828,539)      (42,850)      (405,518)
                                                            ---------    -----------      --------    -----------
Net increase/(decrease)...................................    932,545    $ 8,571,895       849,783    $ 7,962,790
                                                            =========    ===========      ========    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET      NET        NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE     INVESTMENT   AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INCOME/     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD     (LOSS)      INVESTMENTS     FROM OPERATIONS     INCOME
                                            ----------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.44       $ 0.03         $ 0.60           $ 0.63          $   --
Year ended 12/31/2001#....................    12.17         0.06          (1.77)           (1.71)          (0.02)
Year ended 12/31/2000.....................    14.35         0.02          (1.99)           (1.97)          (0.02)
Year ended 12/31/1999#....................    10.28         0.06           4.35             4.41           (0.05)
Period ended 12/31/1998*..................    10.00         0.06           0.25             0.31           (0.03)##
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.40       $ 0.07         $(0.23)          $(0.16)         $   --
Year ended 12/31/2001#....................     9.43         0.11          (1.05)           (0.94)          (0.05)
Period ended 12/31/2000**.................    10.00         0.04          (0.57)           (0.53)          (0.04)
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $13.42       $(0.02)        $ 0.21           $ 0.19          $   --
Year ended 12/31/2001#....................    16.31        (0.01)         (2.88)           (2.89)             --
Year ended 12/31/2000#....................    19.71         0.01          (3.09)           (3.08)          (0.01)
Year ended 12/31/1999#....................    13.00        (0.03)          6.90             6.87              --
Period ended 12/31/1998*..................    10.00         0.02           3.00             3.02           (0.02)##
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 9.72       $(0.03)        $(1.06)          $(1.09)         $   --
Year ended 12/31/2001#....................     9.39        (0.03)          0.40             0.37              --
Year ended 12/31/2000#....................     9.55         0.03           1.03             1.06           (0.44)
Year ended 12/31/1999#....................     9.03         0.01           0.52             0.53           (0.01)
Period ended 12/31/1998*..................    10.00         0.03          (0.97)           (0.94)          (0.03)##
21ST CENTURY PORTFOLIO
Six months ended 6/30/2002 (unaudited)....   $ 6.22       $(0.01)        $ 0.14           $ 0.13          $   --
Year ended 12/31/2001#....................     8.47        (0.03)         (2.22)           (2.25)             --
Year ended 12/31/2000.....................    11.63        (0.03)         (3.13)           (3.16)             --
Year ended 12/31/1999#....................    10.62         0.02           1.02             1.04           (0.03)
Period ended 12/31/1998*..................    10.00         0.02           0.62             0.64           (0.02)##


                                              DISTRIBUTIONS
                                                FROM NET
                                                REALIZED
                                                  GAINS
                                            -----------------
INTERNATIONAL OPPORTUNITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.00)***
Year ended 12/31/2000.....................        (0.19)
Year ended 12/31/1999#....................        (0.29)
Period ended 12/31/1998*..................           --
INTERNATIONAL VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.04)
Period ended 12/31/2000**.................           --
FOCUSED EQUITIES PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000#....................        (0.31)
Year ended 12/31/1999#....................        (0.16)
Period ended 12/31/1998*..................           --
SMALL COMPANY PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...       $   --
Year ended 12/31/2001#....................        (0.04)
Year ended 12/31/2000#....................        (0.44)
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --
21ST CENTURY PORTFOLIO
Six months ended 6/30/2002 (unaudited)....       $   --
Year ended 12/31/2001#....................           --
Year ended 12/31/2000.....................           --
Year ended 12/31/1999#....................           --
Period ended 12/31/1998*..................           --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** International Value commenced operations on July 7, 2000.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                 AND/OR EXPENSE
                                                                                                                 REIMBURSEMENTS
                                                                                                                 ---------------
                                                                     RATIO OF         RATIO OF                      RATIO OF
                    TOTAL       NET ASSET              NET ASSETS    OPERATING     NET INVESTMENT                   OPERATING
DISTRIBUTIONS     DIVIDENDS       VALUE                  END OF     EXPENSES TO   INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
  FROM PAID          AND         END OF      TOTAL       PERIOD       AVERAGE       AVERAGE NET      TURNOVER      AVERAGE NET
 IN CAPITAL     DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS         ASSETS          RATE          ASSETS
--------------------------------------------------------------------------------------------------------------------------------

   $   --          $   --        $11.07        6.03%    $ 12,117     1.25%+(a)(b)       0.49%+        105%       2.25%+(a)
       --           (0.02)        10.44      (13.98)      11,330     1.25(a)(b)         0.57          304        2.52(a)
       --           (0.21)        12.17      (13.81)      13,937     1.25               0.20           30        2.20
       --           (0.34)        14.35       43.05        5,898     1.25               0.43           24        2.64
       --           (0.03)##      10.28        3.11        2,310     1.25+              1.09+          16        4.09+

   $   --          $   --        $ 8.24       (1.90)%   $ 21,087     1.25%+(a)          1.55%+          9%       1.90%+(a)
       --           (0.09)         8.40       (9.87)      11,506     1.25               1.25           10        3.04
       --           (0.04)         9.43       (5.35)       2,122     1.25+              1.32+           2        7.59+(a)

   $   --          $   --        $13.61        1.42%    $118,597     1.11%+(a)(b)      (0.25)%+        66%       1.37%+(a)
       --              --         13.42      (17.72)     116,739     1.10(a)           (0.08)         128        1.38(a)
       --           (0.32)##      16.31      (15.82)     148,714     1.10(a)(b)         0.06          141        1.36(a)
       --           (0.16)        19.71       53.28      113,115     1.10(a)           (0.17)         134        1.38(a)
       --           (0.02)##      13.00       30.16       24,521     1.10+(a)           0.33+         236        1.94+(a)

   $   --          $   --        $ 8.63      (11.21)%   $ 14,677       1.25%+(a)       (0.71)%+        27%       2.01%+(a)
       --           (0.04)         9.72        3.93       12,579    1.07(a)(b)         (0.31)          70        2.14(a)
    (0.34)          (1.22)         9.39       10.84        9,328    0.68(a)             0.31           94        1.92(a)
       --           (0.01)         9.55        5.92        7,187       0.75             0.14           55        1.21
       --           (0.03)##       9.03       (9.35)       6,098    0.75+(a)            0.49+          44        1.70+(a)

   $   --          $   --        $ 6.35        2.09%    $  5,320       1.10%+(a)       (0.29)%+       245%       2.62%+(a)
       --              --          6.22      (26.56)       4,825    1.07(a)            (0.42)         373        3.45(a)
       --              --          8.47      (27.17)       5,107    1.00(a)            (0.25)         140        2.25(a)
       --           (0.03)        11.63        9.75        7,684    1.00(a)(b)          0.22           50        1.81(a)
       --           (0.02)##      10.62        6.44        4,796    1.00+(a)            0.44+          40        2.41+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $13.45        $(0.01)          $ 0.06           $ 0.05          $   --
Year ended 12/31/2001#....................    16.33         (0.02)           (2.86)           (2.88)          (0.00)***
Year ended 12/31/2000#....................    18.86          0.00***         (2.34)           (2.34)          (0.00)***
Year ended 12/31/1999#....................    12.16         (0.03)            6.73             6.70              --
Period ended 12/31/1998*..................    10.00          0.02             2.16             2.18           (0.02)##
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.08        $(0.00)***       $(2.12)          $(2.12)         $   --
Year ended 12/31/2001#....................    11.46          0.02            (1.38)           (1.36)          (0.02)
Year ended 12/31/2000.....................    13.03          0.07            (1.57)           (1.50)          (0.07)
Year ended 12/31/1999#....................    11.06          0.08             1.95             2.03           (0.06)
Period ended 12/31/1998*..................    10.00          0.06             1.07             1.13           (0.07)##
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.44        $(0.02)          $(2.10)          $(2.12)         $   --
Period ended 12/31/2001**#................    10.00         (0.02)           (1.54)           (1.56)             --
VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $10.39        $ 0.05           $(0.72)          $(0.67)         $   --
Year ended 12/31/2001#....................    11.29          0.10            (0.91)           (0.81)          (0.09)
Year ended 12/31/2000#....................    10.61          0.12             0.67             0.79           (0.11)
Year ended 12/31/1999#....................    10.41          0.07             0.19             0.26           (0.06)
Period ended 12/31/1998*..................    10.00          0.04             0.41             0.45           (0.04)##
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 9.46        $ 0.08           $(0.91)          $(0.83)         $   --
Year ended 12/31/2001#....................    10.13          0.22            (0.70)           (0.48)          (0.19)
Year ended 12/31/2000.....................     9.65          0.31             0.48             0.79           (0.31)
Year ended 12/31/1999#....................     9.68          0.20            (0.06)            0.14           (0.17)
Period ended 12/31/1998*..................    10.00          0.09            (0.31)           (0.22)          (0.10)##
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...   $ 8.87        $ 0.04           $(0.07)          $(0.03)         $   --
Year ended 12/31/2001#....................     8.96          1.07            (0.33)            0.74           (0.83)
Period ended 12/31/2000**.................    10.00          0.50            (1.03)           (0.53)          (0.51)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                            CAPITAL GAINS
                                            -------------
GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................      (0.19)
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
CAPITAL GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
MIDCAP GROWTH PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Period ended 12/31/2001**#................         --
VALUE PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000#....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
ASSET ALLOCATION PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Year ended 12/31/2000.....................         --
Year ended 12/31/1999#....................         --
Period ended 12/31/1998*..................         --
HIGH YIELD BOND PORTFOLIO
Six months ended 6/30/2002 (unaudited)#...     $   --
Year ended 12/31/2001#....................         --
Period ended 12/31/2000**.................         --

---------------

  * Portfolio commenced operations on March 27, 1998. Shares were offered to the public on April 6, 1998.

 ** High Yield Bond and MidCap Growth commenced operations on July 7, 2000 and
    May 1, 2001, respectively.

 ***Amount represents less than $0.01 per share.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Includes distributions in excess of net investment income or from net realized gains which amounted to less than $0.01 per share.

 (a)The effect of the custodial expense offset (Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                           RATIO OF        RATIO OF                     RATIO OF
    TOTAL       NET ASSET                    NET ASSETS    OPERATING    NET INVESTMENT                  OPERATING
  DIVIDENDS       VALUE                        END OF     EXPENSES TO     INCOME TO      PORTFOLIO     EXPENSES TO
     AND         END OF         TOTAL          PERIOD       AVERAGE        AVERAGE       TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD        RETURN++        (000)      NET ASSETS      NET ASSETS       RATE        NET ASSETS
--------------------------------------------------------------------------------------------------------------------

   $   --        $13.50           0.45%       $71,823         1.12%+(a)     (0.20)%+         66%          1.41%+(a)
    (0.00)***     13.45         (17.63)        72,550         1.10(a)       (0.14)          113           1.43(a)
    (0.19)        16.33         (12.42)        90,791         1.10(a)(b)      0.01          122           1.39(a)
       --         18.86          55.10         64,049         1.10(a)       (0.20)          110           1.41(a)
    (0.02)##      12.16          21.80         15,576         1.10+(a)       0.40+          184           1.99+(a)
   $   --        $ 7.96         (21.03)%      $14,058         1.00%+(a)     (0.06)%+         65%          1.64%+(a)
    (0.02)        10.08         (11.91)        18,346         0.89(a)(b)      0.17          167           1.51(a)
    (0.07)        11.46         (11.51)        22,542         0.75(a)        0.63            80           1.28(a)
    (0.06)        13.03          18.27         20,680         0.75(a)        0.64            76           1.07(a)
    (0.07)##      11.06          11.39          9,931         0.75+(a)       1.04+           16           1.62+(a)
   $   --        $ 6.32         (25.12)%      $ 6,783         1.00%+(a)     (0.54)%+         25%          2.25%+(a)
       --          8.44         (15.60)         3,560         1.00+(a)      (0.19)+          20           5.73+(a)
   $   --        $ 9.72          (6.45)%      $15,838         1.00%+(a)      1.00%+           0%          1.62%+(a)
    (0.09)        10.39          (7.20)        14,017         1.00(a)        1.00           168           2.00(a)
    (0.11)        11.29           7.47         11,073         1.00(a)(b)      1.12          174           1.87(a)
    (0.06)        10.61           2.50         10,645         1.00(a)        0.67            82           1.68(a)
    (0.04)##      10.41           4.48          5,645         1.00+(a)       0.83+           27           2.32+(a)
   $   --        $ 8.63          (8.77)%      $ 9,600         1.00%+(a)      1.68%+         176%          1.93%+(a)
    (0.19)         9.46          (4.72)        10,085         1.00(a)        2.31           273           2.34(a)
    (0.31)        10.13           8.14          7,321         1.00(a)        3.38           210           2.21(a)
    (0.17)         9.65           1.44          6,548         1.00(a)        2.01            75           1.79(a)
    (0.10)##       9.68          (2.23)         3,823         1.00+(a)       2.36+           94           2.71+(a)
   $   --        $ 8.84          (0.34)%      $25,474         1.00%+(a)      9.41%+          29%          1.52%+(a)
    (0.83)         8.87           8.32         17,276         1.00(a)       11.43            64           2.13(a)
    (0.51)         8.96          (5.34)         9,843         1.00+         10.68+           74           1.78+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS                    JUNE 30, 2002 (UNAUDITED)


Nations Separate Account Trust (the "Trust"), was organized as a Delaware business trust on February 5, 1998 and commenced operations March 27, 1998. The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company whose shares are offered in the following eleven portfolios: Nations Marsico International Opportunities Portfolio, Nations International Value Portfolio, Nations Marsico Focused Equities Portfolio, Nations Small Company Portfolio, Nations Marsico 21st Century Portfolio, Nations Marsico Growth Portfolio (formerly Nations Marsico Growth & Income Portfolio), Nations Capital Growth Portfolio, Nations MidCap Growth Portfolio, Nations Value Portfolio, Nations Asset Allocation Portfolio and Nations High Yield Bond Portfolio (individually, a "Portfolio", collectively the "Portfolios"). The Portfolios are made available only to variable annuity and variable life separate accounts issued by participating life insurance companies. Each Portfolio has distinct investment objectives as follows:

International                  Seeks long-term growth
  Opportunities --             of capital.
International Value --         Seeks long-term capital
                               appreciation by
                               investing primarily in
                               equity securities of
                               foreign issuers,
                               including emerging
                               market countries.
Focused Equities --            Seeks long-term growth
                               of capital.
Small Company --               Seeks long-term capital
                               growth by investing
                               primarily in equity
                               securities.
21st Century --                Seeks long-term growth
                               of capital.
Growth --                      Seeks long-term growth
                               of capital.
Capital Growth --              Seeks growth of capital
                               by investing in
                               companies that are
                               believed to have
                               superior earnings
                               growth potential.
MidCap Growth --               Seeks capital
                               appreciation by
                               investing in emerging
                               growth companies that
                               are believed to have
                               superior long-term
                               earnings growth
                               prospects.
Value --                       Seeks growth of capital
                               by investing in
                               companies that are
                               believed to be
                               undervalued.
Asset Allocation --            Seeks to obtain
                               long-term growth from
                               capital appreciation,
                               and dividend and
                               interest income.
High Yield Bond --             Seeks maximum income by
                               investing in a
                               diversified portfolio
                               of high yield debt
                               securities.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange or on NASDAQ are valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded only over-the-counter are valued at the last sale price, or if no sale occurred on such day, at the mean of the current bid and asked prices. Certain securities may be valued using broker quotations or on the basis of prices provided by pricing services. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




determined as of the close of the New York Stock Exchange on the valuation date.

Futures contracts: All Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


premiums, is earned from settlement date and recorded on an accrual basis. Dividend income is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually by the Portfolios. Each Portfolio will distribute net realized capital gains (including net short-term capital gains) annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Income distributions and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Portfolio intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Portfolios may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolios accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Trust are allocated to the Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Portfolio are charged to such Portfolio. The Portfolios, with the exception of International Value, MidCap Growth and High Yield Bond, bear all costs in connection with their organization, including the fees and expenses of registering and qualifying their shares for distribution under federal and state securities regulations. All such costs are being amortized on a straight line basis over a period of five years from commencement of operations.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Advisors, LLC ("BA Advisors"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BA Advisors provides investment advisory services to the Portfolios. Under the terms of the Investment Advisory Agreement, BA Advisors is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each
Portfolio:

PORTFOLIO                                    ANNUAL RATE
--------------------------------------------------------
International Value, Small Company..........       0.90%
International Opportunities.................       0.80%
Focused Equities, 21st Century, Growth......       0.75%
Capital Growth, MidCap Growth, Value, Asset
  Allocation................................       0.65%
High Yield Bond.............................       0.55%

The Trust has, on behalf of the Small Company, Capital Growth, MidCap Growth, Value and Asset Allocation Portfolios, entered into a sub-advisory agreement with BA Advisors and Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, pursuant to which BACAP is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.25% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Opportunities, Focused Equities, 21st Century and Growth Portfolios, entered into a sub-advisory agreement with BA Advisors and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.45% of each Portfolio's average daily net assets.

The Trust has, on behalf of the International Value Portfolio, entered into a sub-advisory agreement with BA Advisors and Brandes Investment Partners, L.P. ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.50% of the Portfolio's average daily net assets.

The Trust has, on behalf of the High Yield Bond Portfolio, entered into a sub-advisory agreement with BA Advisors and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BA Advisors at the maximum annual rate of 0.40% of the Portfolio's average

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




daily net assets up to and including $100 million; 0.375% over $100 million and up to and including $200 million and 0.35% over $200 million.

Stephens Inc. ("Stephens") and BA Advisors serve as co-administrators of the Trust. Under the co-administration agreements, Stephens and BA Advisors are currently entitled to receive a combined fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of the International Opportunities and International Value Portfolios and 0.23% of the average daily net assets of all other Portfolios of the Trust. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to an agreement with BA Advisors. For the six months ended June 30, 2002, Stephens and BA Advisors earned 0.06% and 0.11% respectively, of the Portfolio's average daily net assets for their co-administration services.

BA Advisors and/or the sub-advisers and/or Stephens may, from time to time, reduce their fees payable by each Portfolio. Through April 30, 2003, BA Advisors and/or the sub-advisers and/or Stephens have agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded the following annual rates: 1.00% for the Capital Growth Portfolio, MidCap Growth Portfolio, Value Portfolio, Asset Allocation Portfolio and High Yield Bond Portfolio, 1.10% for the 21st Century Portfolio and 1.25% for the International Opportunities Portfolio, International Value Portfolio and Small Company Portfolio. For the period January 1, 2002 through April 30, 2002, BA Advisors and/or the sub-advisors and/or Stephens agreed to reimburse expenses and/or waive their fees to the extent that total expenses (excluding shareholder servicing and distribution fees), as a percentage of the respective Portfolio's average daily net assets, exceeded an annual rate of 1.10% for the Focused Equities Portfolio and Growth Portfolio. Effective May 1, 2002, the expense limitations were discontinued for the Focused Equities Portfolio and Growth Portfolio.

PFPC Inc. ("PFPC") serves as the transfer agent for the Portfolios' shares.

BNY serves as the custodian of the Trust's assets. For the six months ended June 30, 2002, expenses of the Trust were reduced by $427 under expense offset arrangements with BNY. The Trust could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

Stephens also serves as distributor of the Portfolios' shares.

For the six months ended June 30, 2002, the Focused Equities Portfolio, 21st Century Portfolio and the Growth Portfolio paid commissions of $8,819, $453 and $6,283, respectively, to certain affiliates of BA Advisors in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BA Advisors or BACAP, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or Officer of the Trust.

The Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no portfolios are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BA Advisors. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan and retirement plan is included in "Accrued Trustees' fees and expenses" in the Statements of net assets. Effective January 1, 2002, the retirement plan was terminated. The Trust's eligible Trustees had the option of a rollover into the deferred compensation plan on January 1, 2002 or a lump sum distribution, including interest, on January 1, 2003.

The Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds".

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLAN

The Trust has adopted a Shareholder Servicing and Distribution Plan (the "Servicing and Distribution Plan") pursuant to Rule 12b-1 under the 1940 Act. Payments under the Servicing and Distribution Plan are calculated

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


daily and paid monthly at a rate not exceeding 0.25% (on an annualized basis) of the average daily net asset value of the shares beneficially owned through the ownership of contracts by customers with whom the selling and servicing agents have a selling or servicing relationship. For the six months ended June 30, 2002 and until April 30, 2003, Stephens has agreed to waive 100% of the Portfolios' shareholder servicing and distribution fees.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the six months ended June 30, 2002, were as follows:

        PORTFOLIO           PURCHASES         SALES
-------------------------------------------------------
International
  Opportunities..........  $ 10,603,400    $ 10,352,745
International Value......    12,075,343       1,388,519
Focused Equities.........    67,842,719      62,643,946
Small Company............     6,668,339       3,530,076
21st Century.............    10,779,054       9,869,057
Growth...................    39,609,875      38,501,351
Capital Growth...........     9,730,874      10,129,739
MidCap Growth............     5,702,914       1,299,646
Value....................        97,607              --
Asset Allocation.........     5,939,054       5,809,414
High Yield Bond..........    13,632,504       6,238,671

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the six months ended June 30, 2002, were as follows:

        PORTFOLIO           PURCHASES         SALES
-------------------------------------------------------
Focused Equities.........  $    975,865    $  4,340,398
21st Century.............        93,582         264,758
Growth...................     1,267,692       2,486,339
Capital Growth...........       427,238              --
Asset Allocation.........    13,018,197      12,361,602
High Yield Bond..........       256,838              --

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2002, the High Yield Bond Portfolio had the following forward foreign currency contracts outstanding:

                                                                                                                     UNREALIZED
                                                         VALUE OF CONTRACT   VALUE OF CONTRACT   MARKET VALUE OF   APPRECIATION/
                                               LOCAL        WHEN OPENED         WHEN OPENED         CONTRACT       (DEPRECIATION)
DESCRIPTION                                   CURRENCY   (LOCAL CURRENCY)      (US DOLLARS)       (US DOLLARS)      (US DOLLARS)
---------------------------------------------------------------------------------------------------------------------------------
CONTRACTS TO SELL:
Expiring September 20, 2002.................    EUR          (169,000)           $(158,860)         $(166,297)        $(7,437)
                                                                                                                      -------
Net unrealized depreciation.................                                                                          $(7,437)
                                                                                                                      =======

6.  SHARES OF BENEFICIAL INTEREST

At June 30, 2002, an unlimited number of shares of beneficial interest without par value were authorized for the Trust. At June 30, 2002, Hartford Life Insurance Company owned the following percentage of shares outstanding:

PORTFOLIO                                % OF SHARES HELD
---------------------------------------------------------
International Opportunities............         5.9%
International Value....................         5.9
Small Company..........................        36.5
Capital Growth.........................        27.3
MidCap Growth..........................        12.5
High Yield Bond........................        51.1

7.  LINES OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)




amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

At June 30, 2002, there were no loans outstanding under this Agreement. For the six months ended June 30, 2002, borrowings by the Portfolios under the Agreement were as follows:

                                      AVERAGE      AVERAGE
                                      AMOUNT       INTEREST
PORTFOLIO                           OUTSTANDING      RATE
-----------------------------------------------------------
International Opportunities.......    $ 6,186        2.25%
Focused Equities..................     30,038        2.22

The average amount outstanding was calculated based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral.

At June 30, 2002, the following Portfolios had securities on loan:

                              MARKET VALUE OF     MARKET VALUE OF
PORTFOLIO                    LOANED SECURITIES      COLLATERAL
-----------------------------------------------------------------
Focused Equities...........     $3,636,043          $3,763,021
Small Company..............      1,504,573           1,555,726
21st Century...............        383,126             384,740
Growth.....................      4,900,453           4,934,363
Value......................         47,168              51,368
Asset Allocation...........        386,033             400,532
High Yield Bond............      2,490,811           2,732,060

9.  INCOME TAXES

At June 30, 2002, the cost of investments for federal income tax purposes, gross unrealized appreciation, gross unrealized depreciation and net unrealized appreciation/(depreciation) of investments for each Portfolio were as follows:

                                                                                           NET TAX
                                                                                          UNREALIZED
                                                           GROSS TAX      GROSS TAX     APPRECIATION/
                                    COST OF INVESTMENTS    UNREALIZED     UNREALIZED    (DEPRECIATION)
PORTFOLIO                            FOR TAX PURPOSES     APPRECIATION   DEPRECIATION   OF INVESTMENTS
------------------------------------------------------------------------------------------------------
International Opportunities.......
                                       $ 10,626,123       $ 1,974,306    $  (122,901)    $ 1,851,405
International Value...............
                                         22,768,534           950,499     (2,509,851)     (1,559,352)
Focused Equities..................
                                        107,886,085        18,039,133     (3,296,871)     14,742,262
Small Company.....................
                                         16,973,381         1,445,565     (2,064,766)       (619,201)
21st Century......................
                                          5,201,780           574,337        (41,755)        532,582
Growth............................
                                         68,333,448        11,188,215     (1,834,477)      9,353,738
Capital Growth....................
                                         14,306,994           822,835       (861,070)        (38,235)
MidCap Growth.....................
                                          8,341,995           189,373     (1,609,283)     (1,419,910)
Value.............................
                                         16,165,504           830,549       (890,504)        (59,955)
Asset Allocation..................
                                         12,158,897           181,746       (768,850)       (587,104)
High Yield Bond...................
                                         30,776,124           833,131     (3,751,664)     (2,918,533)

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS (CONTINUED)        JUNE 30, 2002 (UNAUDITED)


At December 31, 2001, the following Portfolios had available for Federal income tax purposes unused capital losses as follows:

PORTFOLIO                           EXPIRING IN 2006   EXPIRING IN 2007   EXPIRING IN 2008   EXPIRING IN 2009
-------------------------------------------------------------------------------------------------------------
International Opportunities.......      $     --           $     --          $       --        $ 3,416,389
Focused Equities..................            --                 --           5,660,894         23,143,673
21st Century......................        78,483                 --             530,720          2,092,294
Growth............................            --                 --             262,272         13,884,865
Capital Growth....................        36,966            221,488             517,769          1,966,000
MidCap Growth.....................            --                 --                  --             57,066
Value.............................            --            169,864                  --            397,152
Asset Allocation..................       178,334             74,210                  --                 --

During the year ended December 31, 2001, the following Portfolios utilized capital losses as follows:

PORTFOLIO                                                     CAPITAL LOSSES UTILIZED
-------------------------------------------------------------------------------------
Asset Allocation............................................          $9,282

Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.

For the fiscal year ended December 31, 2001, the following Portfolios have elected to defer losses occurring between November 1, 2001 and December 31, 2001 under these rules, as follows:

                                                              CAPITAL LOSSES   CURRENCY LOSSES
PORTFOLIO                                                        DEFERRED         DEFERRED
----------------------------------------------------------------------------------------------
International Opportunities.................................    $  128,810          $ --
International Value.........................................            --           362
Focused Equities............................................     1,767,723            --
Growth......................................................     1,650,207            --
Capital Growth..............................................        36,148            --
Asset Allocation............................................        76,398            --
High Yield Bond.............................................         7,147            --

Such deferred losses will be treated as arising on the first day of the fiscal year ending December 31, 2002.

10.  COMMITMENTS AND CONTINGENCIES

As of June 30, 2002, the High Yield Bond Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER                                                      UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Lucent Technologies, Inc. ..................................        $35,644
Owens Corning, Inc. ........................................          4,213

11.  SUBSEQUENT EVENT

Nations International Value Portfolio will no longer accept new investments from current or prospective investors after September 30, 2002. Following that date, shares of the Portfolio may only be purchased through reinvestment of distributions.

AIG  SunAmerica
     Reitrement Markets

     1 SunAmerica Center
     Los Angeles, California 90067-6022
     ADDRESS SERVICE REQUESTED





















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                ACCOMPANIED OR PRECEDED BY A CURRENT PROSPECTUS.
                               B-2624-SAR (08/02)